Prospectus Supplement (Sales Report) No. 10 dated December 21, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 439829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
439829	$4,000	$4,000	9.25%	1.00%	December 15, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 439829. Member loan 439829 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,350 / month
Current employer:	Pfizer	Debt-to-income ratio:	1.98%
Length of employment:	2 years	Location:	Waltham, MA

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

In this economy, the banks are raising my interest rates, so it makes sense to take a lending club loan to pay off the cards and get a reduced rate. Borrower added on 12/12/10 > During the holiday season, along with paying for presents and travel arrangements, I also had to pay some medical expenses for a recent surgery. All three combined have taxed my credit cards at a much higher rate than lending club.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,808.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just to clarify, are you planning to pay off credit card debt, or medical bills with this loan. In other words, once you pay off whatever you are paying off, are you still going to owe money to anyone else (besides LC of course)? Thank you!	I'd be paying off medical bills, which I paid using my credit card. So, I would only owe LC after this. For some reason, when I tried to sign up for the loan, the credit card debt option was automatic and never saw an option to change it.

Member Payment Dependent Notes Series 546535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
546535	$4,800	$4,800	5.79%	1.00%	December 20, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 546535. Member loan 546535 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Bloomberg LP	Debt-to-income ratio:	6.17%
Length of employment:	3 years	Location:	Lincoln Park, NJ

Home town:
Current & past employers:	Bloomberg LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Most of my money is currently tied up in investments (around 42k in brokerage, ~90k in retirement). I am taking this loan because I have some immediate cash flow needs. I will also be taking around $3000 of this amount to reduce margin balance on my brokerage account [this interest rate is slightly lower]... I invest primarily in dividend yielding securities and therefore, it simply pays itself over time with my yield exceeding that of the interest rates... I also have my own strict rules of my ratio to avoid ever getting a margin call. the rest of the money, around 1500 will just pay off some immediate bills [had a lot of extra spending recently]. $300 will just sit around as needed...

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home. Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	wow. thorough would be an understatement for this :)... I will answer what I can.. and since I do value my privacy I may not answer everything down to the finest detail... 1. I only bought the house a year ago with a small down payment, so for all intents and purposes, I consider myself having 0-5% equity in the property especially considering that prices have gone down. House value is around $320,000 In terms of expenses, Mortgage, car, electric, gas, student loan etc... considering my day job income on a monthly basis (not including bonus), it all gets used up by those expenses and nothing is left. [I contribute 15% of my pay to my 401k, I choose t do that to get the maximum match I can from my employer]. Also, my bonus will be paid shortly and that is disposable income too... My income from dividends is around $350/month (NET) after margin interest expenses etc... For now, I am just letting it pay down the margin balance (7.5% rate) I do software development/software support for many of the company's products. Job is okay with no issues that I see... relatively stable, but it is a job after all :). Regarding income verification, as far as I know, lending club makes that decision and asks for verification when deemed necessary NOT the other way around... Income figure I listed includes most of the bonus and does not include any of my investment income...

Member Payment Dependent Notes Series 567324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567324	$10,000	$8,850	5.79%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567324. Member loan 567324 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Border Grill	Debt-to-income ratio:	3.91%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Border Grill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,462.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	Here's the short answer: I'm current paying $450 a month towards paying off my debt. This is well above the minimum payments due as I have always been aggressive when it comes to settling my accounts. The monthly payment on this loan is $303 and the loan will be used to consolidate those debts that I am currently paying $450 a month towards. I am the General Manager for a successful restaurant group. We currently own four restaurant and are expanding. This is a very stable position and one that I have held for 3.5 years.
Please list what debts you are consolidating.	Credit Card Debt Totaling $9,000
A detailed description of your monthly expenses and disposable income, please.	Rent - $1,040 Utilities - $325 Insurance - $105 Monthly Income - $3,815 after taxes
Shall I assume you eat all your meals at the restaurant? Does your company pay for your internet and cell phone bills?	Internet and cell phone is part of utilities and yes I eat at the restaurant 5 days a week. My gorcery bill is nominal.

Member Payment Dependent Notes Series 595647

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595647	$2,600	$2,600	9.25%	1.00%	December 21, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 595647. Member loan 595647 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Pinnacol Assurance	Debt-to-income ratio:	22.95%
Length of employment:	2 years	Location:	Westminster, CO

Home town:
Current & past employers:	Pinnacol Assurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > This consolidation loan is to payoff a HSBC credit card that is currently at 19.99% with a $2575 balance. I have not had a late payment on any accounts in over 10 years. Using mint.com software has shown me that I'm not reducing my overall debt as quickly as I had liked. The only way to do that was to find lower interest rates, and HSBC would not reduce the interest rate.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,161.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pinnacol Assurance, and where did you work prior to that?	I work in the IS department as a decision support analyst. I worked at Wachovia Dealer Services as an actuarial analyst for 2 years, and prior to that, I worked as an actuarial analyst for 5 1/2 years in Pittsburgh.
Can you please specify the terms (interest rate and amount) of all debts you plan on consolidating as well as all debts you will not be consolidating with this loan? Furthermore, has anything occured to avoid accruing new debt?	I will be using this to payoff the American Dreamcard ($2600 at 19.99%). I have other credit cards that will not be part of this at this time. I wanted to test how the Lending Club works before I did any other cards. Nothing has occurred to avoid accruing new debt.

Member Payment Dependent Notes Series 603567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603567	$6,800	$5,350	6.17%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603567. Member loan 603567 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Gold Key Processing	Debt-to-income ratio:	22.99%
Length of employment:	7 years	Location:	Warren, OH

Home town:
Current & past employers:	Gold Key Processing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,160.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? What are your monthly expenses?	The purpose of this loan is to consolidate two accounts that have very high rates. Monthly expense/payment for these is currently $205.00.

Member Payment Dependent Notes Series 608740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608740	$1,600	$1,600	14.46%	1.00%	December 16, 2010	December 26, 2015	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608740. Member loan 608740 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	Lee Roy Selmons	Debt-to-income ratio:	6.23%
Length of employment:	5 years	Location:	st petersburg, FL

Home town:
Current & past employers:	Lee Roy Selmons
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$270.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lee Roy Selmons?	Type your answer here. I work hourly shifts at the bar, front of the house store training coordinator, opening store traing coordiantor for corporate (opened the last 5 stores) and key manager shifts on the floor. 22 years experience in the restaurant business. Thank you for your interest and question.

Member Payment Dependent Notes Series 612316

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612316	$10,000	$10,000	5.42%	1.00%	December 17, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612316. Member loan 612316 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Platt Byard Dovell White	Debt-to-income ratio:	0.57%
Length of employment:	3 years	Location:	Woodside, NY

Home town:
Current & past employers:	Platt Byard Dovell White
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,217.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. How much equity do you have in your home? Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services (support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	My monthly expenses would be as follows, $520 for maintenance and $620 for mortgage. Disposable income after fixed expenses would be $1,100. My home equity is well over $80,000. My source of income should increase over the next three years, as I'm currently studying for my CPA license. As for verying my income, I'll email lendingclub. I hope that answered all of your concerns.

Member Payment Dependent Notes Series 614014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614014	$15,000	$9,525	10.36%	1.00%	December 17, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614014. Member loan 614014 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Neighborhood Appliance Repair Company	Debt-to-income ratio:	7.34%
Length of employment:	1 year	Location:	CUMBERLAND, RI

Home town:
Current & past employers:	Neighborhood Appliance Repair Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Buying a franchise with 500+ existing customers in the appliance repair industry. Borrower added on 12/07/10 > Fellow Technicians and myself have a combined eperience of 15+ years in the appliance repair industry.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$88.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 616629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616629	$5,000	$5,000	5.79%	1.00%	December 20, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616629. Member loan 616629 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,200 / month
Current employer:	Viskase Companies	Debt-to-income ratio:	11.76%
Length of employment:	< 1 year	Location:	Oak Lawn, IL

Home town:
Current & past employers:	Viskase Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > This loan is for my remaining Credit Card debt. This loan would put me in a stronger financial position. As you can see on my credit report, I have never been late on a payment and I have a very strong credit score (750+). I work as a Senior Financial Analyst with a very stable position in a stable company. My company actually had some its strongest profits in history during the last 3 years.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,962.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Viskase Companies and where did you work before that?	I work as a Senior Financial Analyst at Viskase Companies. My prior position was also as a Senior Financial Analyst at a company called Alcan Packaging. I have worked in Corporate Finance most of my career. I hold two Masters Degrees.

Member Payment Dependent Notes Series 617443

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617443	$15,000	$9,225	6.17%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617443. Member loan 617443 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Associated Mortgage Group, Inc.	Debt-to-income ratio:	3.98%
Length of employment:	10+ years	Location:	Portland, OR

Home town:
Current & past employers:	Associated Mortgage Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I am planning to use these funds for debt consolidation. I have been making large payments to my debt, without the ability to save. After making these large payments, I have had to borrower essentially what I paid. I am a very structured person, and I needed a very structured payment plan to allow myself the ability to build my savings back up. I feel my job is pretty stable. I have been with the same company for over 10 years and for the last 4 I have consistently made over 6 figures.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,754.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at your company? Also, would you mind verifying your income with Lending Club?	My position is Mortgage Broker. I would not mind verifying my income. I am not sure if that is something I request.

Member Payment Dependent Notes Series 617711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617711	$8,500	$8,500	5.79%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617711. Member loan 617711 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.87%
Length of employment:	10+ years	Location:	Rio Rancho, NM

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1972	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,163.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and what this loan is for.	I'm a fine art dealer for the past 30 years who has an excellent credit record, always pays his bills and wants to pay off some credit cards in a manner that makes fiscal sense to eliminate unnecessary interest charges.
What are your monthly expenses and has your income been verified?	About $2500 and yes.

Member Payment Dependent Notes Series 619389

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619389	$25,000	$16,275	13.72%	1.00%	December 20, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619389. Member loan 619389 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	U.S. Dept of Justice Bureau of Prisons	Debt-to-income ratio:	24.92%
Length of employment:	10+ years	Location:	London, KY

Home town:
Current & past employers:	U.S. Dept of Justice Bureau of Prisons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > Funds to be used to consolidate two credit cards at a lower interest rate. I have an excellent credit rating and always pay my bills on time. I have been employed for 18 years for the U.S. government. and can retire in 4 years. One credit card company raised their interest rates to an unreasonable amount before Congress passed the new law. So, they will be loosing my business. Borrower added on 12/07/10 > Assests:4 acre farm with clear title. 1999 moblie home with clear title. 401k value $175000. Credit score 735. Borrower added on 12/13/10 > 65 % is benficial too Borrower added on 12/17/10 > Sincere Thanks to everone.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,516.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	New home just completed in August. Loan amount was $138000. Balance is $136250. $20000 was invested in structure before loan was obtained. There is not an equity loan nor any additional lien. Market value is at least $160000.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I plan on paying off Citicard and closing account which has a balance of $17989 Interest rate is 29 percent, which was raised signifcantly before the Credit Card Reform Act took effect earlier this year. I also plan to pay part of Sears card off. Sears balance is $8926 with ineterst rate of 25.24%. I accured the majority of this debt during the construction of a new home. Costs went above construction loan. I have been employed with the Federal Government for 18 years. I have been supervisor of records department for 13 years. Eligible for retirement in 4 years.
Would you mind giving some explanation of the $49,500 in revolving credit balance. Also, would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	A significant portion was spent on construction of a new house this year which exceeded bank contsruction loan amount. I have worked for the federal government in same area for18 years. I have been supervisor of my department for 13 years and am eligible to retire in 4 years.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1. Career ladder employee Mid Management Supervisor of records office and mail processing. 2. Expect to pay off loan in 4 years. Will accept 60 percent. Thanks for info. Semper Fi. Dad was WWII Navy. CL81
I am interested in funding your loan. Can you list the amounts of your outstanding debts and their respective APRs and current monthly payments? Thank you.	The two high nterest cards I am attempting to pay off are Citi balance of $17989 with unreasonable inetest rate of 29% with payment of $743. Sears balance of $8926. with interest rate of 25.24 % and payment of $300. Reducing the interest rate will enable me to pay more on principal.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	No car payment. Utilities-$135. Insurance-$130. Cable&phone&internet-$165. Mortgage-$740. Credit card payments $1400. Loan will be used to eliminate one credit card and reduce payments by $300 if funded by at 70 percent. If loan is fully funded, it will be used to eliminate 2 credit cards. Rental income received for rent of secondary home and mobile home covers second home mortage of $475. Mother (retired) provides additional income.
I will never do business with citi (please note the lower caps, i use lower caps when I think something is out of the ordinary. This is my opinion and I think it is only mine: Noone deserves respect that falls in this category. 29@? Just because high percentages have been allowed, it does not mean the banks have to do.	Thank you. I agree. The thing is, there wasn't any reason for 29 percent. I never missed a payment to them.
Oh, I forgot to tell you, I supported ;you.	Thanks very much.

Member Payment Dependent Notes Series 619899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619899	$13,000	$8,275	6.54%	1.00%	December 17, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619899. Member loan 619899 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Ralphs Market	Debt-to-income ratio:	13.61%
Length of employment:	10+ years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Ralphs Market
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I plan to use this loan to break free of credit card debt with unreasonably high interest rates. I am never late on payments. I have been with my current employer for 14 yrs. and work full time with guaranteed 40 hours a week. I am 30 yrs. old. I fell into this debt when my mother became sick and I was forced to move with no notice. The only way I was able to get by, was to live off my credit cards. I do not shop and blow my money. I was forced to use these cards and now I am being taken advantage of by these credit card companies, not letting me out.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,858.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	Hi Fightin. Monthly expenses include: Gas; approx. 50.00. Rent; 650.00. Food; approx. 150.00, but kind of hard to say exactly. Card1; min. pmt. 120.00, interest rate, 19.99%. Card2; min. pmt. 140.00, interest rate, 23.24%. Card3; min. pmt. 50.00, interest rate, 16.24. I always try to keep at least 500.00 in my savings, but sometimes fluctuates. No investments or other balances. I am the sole wage earner in my household. I answered this question the day I received it, but just realized it was not posted. Thank you for your interest. Regards, Jason
Could you please list the card balances and monthly payments that you intend to consolidate with this loan?	Hi meeotch. Card 1 balance; 2,112.58, current minimum pmt. 50.00. Card 2 balance; 4,639.66, current minimum pmt. 140.00. Card 3 balance; 6,076.33, current minimum pmt. 130.00. Thank you for your interest. Regards, Jason

Member Payment Dependent Notes Series 620918

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620918	$16,750	$13,600	13.72%	1.00%	December 21, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620918. Member loan 620918 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,614 / month
Current employer:	Aerotek Contract Emp for IDT	Debt-to-income ratio:	17.29%
Length of employment:	< 1 year	Location:	HILLSBORO, OR

Home town:
Current & past employers:	Aerotek Contract Emp for IDT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I would like to use this loan to consolidate my credit card debt with high interest rates. I work full time and have an excellent history of paying bills on time. I do not have a car payment and I am not a shopper. I went into debt when a family member suddenly got sick and I had to move states to help care for him. I used my credit cards to help with the my move and with his medical expenses. I am a great candidate for a loan and will work hard to pay it off sooner than 60 months. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,915.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and the monthly payments for the cards you intend to pay off with this loan. Thanks!	This loan would be used to pay off a card with a balance of $15,694 and an APR of 24.99%. My last payment was $400. Thank you for your time and consideration.

Member Payment Dependent Notes Series 621149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621149	$19,750	$12,700	12.23%	1.00%	December 16, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621149. Member loan 621149 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,805 / month
Current employer:	n/a	Debt-to-income ratio:	17.40%
Length of employment:	n/a	Location:	Jamestown, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > Thank you!!! Please email me when transaction is complete. Borrower added on 12/04/10 > Please notify me as soon as funding is available. Thank you.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,859.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes, I own my home in my name and it is paid off. There are no mortgages.
Thank you. And how much is the house worth?	$65,000
This is great to hear. How much is the home worth?	$65,000
Could you tell us a little bit about what you do?	I am retired.
Why are you borrowing $19500 when your credit card debt above only shows <$11K?	Because I would like a little extra

Member Payment Dependent Notes Series 621261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621261	$8,000	$8,000	15.57%	1.00%	December 15, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621261. Member loan 621261 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	roys restaurant	Debt-to-income ratio:	14.77%
Length of employment:	10+ years	Location:	honolulu, HI

Home town:
Current & past employers:	roys restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,490.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 621891

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621891	$6,000	$6,000	6.17%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621891. Member loan 621891 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Lake Avenue Church	Debt-to-income ratio:	2.97%
Length of employment:	3 years	Location:	pasadena, CA

Home town:
Current & past employers:	Lake Avenue Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > Using these funds to consolidate credit card debt and eliminate it - the beginnings of simple, minimalist living. I am a good borrower with a solid and consistent history.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,303.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Lake Avenue Church?	I am the Accounts Payable and Human Resources Coordinator by title. I process payment requests and support the staff through HR (recruit, hire and train support staff; administer employee benefits; oversee annual performance evaluations; update policies and procedures; assist Director of Finance in processing payroll).
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and interest rate for each loan to be consolidated. Thank you in advance for your response.	Hello, Our monthly expenses include the following: Rent 1050 Charitable donations 246 Auto insurance 75 Home insurance 20 Health insurance 69 Internet/Phone 85 Cell 175 Utilities 105 Credit card 200 Student loan 560 Auto upkeep and gas 180 Medical/prescriptions 25 Groceries 500 General Misc 640 403(b) 37 TOTAL Expenses 3967 We are consolidating the following credit cards and plan to cancel both. $4,300 13.25 % APR $2,303 15.99 % APR Finally, we are in the process of transitioning to a cash system.

Member Payment Dependent Notes Series 622090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622090	$25,000	$25,000	17.43%	1.00%	December 20, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622090. Member loan 622090 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	Smith Services	Debt-to-income ratio:	6.09%
Length of employment:	4 years	Location:	LAFAYETTE, LA

Home town:
Current & past employers:	Smith Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I want to consolidate all of my credit cards into one monthly note I always pay my bills and I feel having good credit is a very important thing in life. You can't get anything without credit these days unless you just have cash money. My job is very stable. My company has been established since the 40s.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	61
Revolving Credit Balance:	$14,692.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe around $178,000.00 My house got appraised we bought it a yr ago and it appraised for around 189,000.00 I hope this helps you out a little bit. Thanks
Please detail the credit lines you will be paying off, include APR and balances. Thanks	Discover- $3,790.00 20% Iberia Bank- $4,334.00 GE Money Bank- $4,100.00 29% Citi- $5,100.00 25% US Bank- $6,684.42 29% TOTAL $24,008.00 (ROUND ABOUT) * This is around about figure of interest for these cards. I don't have any statements with me and balances may be a little different, but this is really close.Hope this helps. Thanks
Could you please go through the process of verifying your income with Lending Club. This is not done automatically and must be done by you. Lenders will be much more willing to invest in your loan if this is completed. Thanks.	I am really not sure how you want me to verify my income. I can tell you that I work at Smith Services and I make around $160,000.00-$170,00.00 a year. I have been with Smith for 4 1/2 years and I am a Field Inspector. I inspect oilfield tools and pipe. The main office is based out of Houston, TX, but my shop that I work out of is located in Broussard, LA. I hope this helps you a little bit more. I really wasn't sure on how you wanted me to answer this question. Thanks
If you email support@lendingclub.com, they will let you know how to go about verifying your income.	I have emailed them and I sent all the paperwork they needed.
If your income is so high, then why do you have these bills and were delinquent just 5 years ago? Did you notmlearn your lesson or did you have some tragic event.?	Ok please do not think I am being rude, but I am answering your question. 1st off YES ACTUALLY I DID HAVE SOMETHING VERY TRAGIC THAT HAPPENED TO ME I LOST MY FATHER AND WHEN YOU HAVE PARENTS THAT DO NOT WORK OR HAVE ANY INCOME YOU WILL FIND WAYS TO PAY FOR YOUR FATHER'S FUNERAL AND I DID WHAT I HAD TO DO.... 2nd off 5 years ago I was in the military serving our country in Operation Iraqi Freedom and if you do not know, people in the military do not get paid a lot of money, so most of our debt came from then. We had to live off of our credit cards. 3rd off it is not like I have always made this kind of money and now that I do YES my wife and I have learned our lesson, but like I previous said I was in the military and made NO money and had to live off of credit cards. So that is why we are trying to put everything together so we can just pay one big note and one big interest payment and not have so many bills. I hope I answered your question well enough. Thanks
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	House-$1,300.00 Car-$830.00 Iberia Bank-$175.00 LSFCU-$415.00 Insurance-$185.00 Insurance Jet Ski-$57.00 Phone-$220.00 LUS-$250.00 Cox-$175.00 Storage-$125.00 Discover-$100.00 US Bank-$175.00 HSBC-$250.00 HSBC-$50.00 HSBC-$50.00 Citi-$175.00 Capital One-$75.00 GE Money Bank-$150.00 Atmos-$15.00 Food-$400.00 Chase-$100.00 Total-$5,272.00 (This is an estimate of what I pay a month) Yes, I am the sole provider
I will fund your loan, I just want to say, thank you for serving our country.	Thank you so much!!! I really appreciate it very much!!!! You are very welcome!!!
Who is Smith Services and what do you do for them. "I don't have any statements with me" Have you had a chance to verify your statement balances & APR?	It is an oilfield company. I am a field inspector. I inspect every kind of tool or pipe used in the oilfield.

Member Payment Dependent Notes Series 622164

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622164	$12,000	$8,275	6.54%	1.00%	December 17, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622164. Member loan 622164 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	The Green Sage	Debt-to-income ratio:	14.84%
Length of employment:	1 year	Location:	Asheville , NC

Home town:
Current & past employers:	The Green Sage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This loan will be used to pay off the balance on 3 credit cards with a higher interest rate. I currently pay over $450.00 per month and this loan would lower my payment to $368.00. I have very stable salaried employment and low monthly rent payment of $805.00 on a monthly net income of $2,200. Other than the 3 credit cards that I would like to pay off with this LendingClub loan, I have no other debt obligations of any kind which I believe makes me a solid and safe borrower. The loan funds would go 100% to paying off these higher interest rate credit cards. Thanks you.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	77
Revolving Credit Balance:	$14,755.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 622395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622395	$20,500	$15,100	9.25%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622395. Member loan 622395 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,774 / month
Current employer:	St Margaret of Scotland	Debt-to-income ratio:	22.60%
Length of employment:	10+ years	Location:	SAINT LOUIS, MO

Home town:
Current & past employers:	St Margaret of Scotland
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I am very serious about being completely debt-free before age sixty-five. It is my intention to be rid of all credit cards. I have been employed as a teacher by the same school for twenty-seven years, which has been a true blessing. I pay all my bills on time ,all the time.I appreciate your consideration.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,948.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Type your answer here. I am applying for this loan based upon my income. Mortgage $500.00 Utilities$400.00(gas,electric,phone,internet,trash,water) Car payment $325.00 fuel $75.00 Insurance(life and auto)$115.00 Groceries $200.00 Credit Card Debt $650.00 @15.99% Health Insurance $125.00

Member Payment Dependent Notes Series 622530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622530	$22,000	$21,150	15.95%	1.00%	December 15, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622530. Member loan 622530 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	List Innovative Solutions	Debt-to-income ratio:	8.94%
Length of employment:	6 years	Location:	ASHBURN, VA

Home town:
Current & past employers:	List Innovative Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > We are a young, well earning family that is looking to lending club to help provide some structure for paying off poor college spending habits. We have never missed any installment payments (i.e. mortgage, cars) and this loan will offer us the opportunity to live our life and pay off our high interest credit card accounts. We are a solid investment! Borrower added on 12/04/10 > Prosepective Lenders: This loan will represent a new chapter in my family's life and I want to explain a little more as to why this is a very lucrative and safe investement. Our loan grade of E1 obviously signals risk, but here are a few reasons why this loan is all reward and no risk for you: 1. We make a very solid stable income, as I mentioned before, my income has been verified above at over $9.6K a month, but what isn't factored into that number is that my wife brings in almost half of that number $4.3K, bringing our monthly gross income to over $13K, it is almost $9.5K NET with expenses that barely touch $7.5K with this loan repayment figure factored in. 2. We currently do not use credit cards at all...this revolving debt comes from a period in our lives when we were finishing college and starting our family, our credit profile is not an accurate depiction of our current situation. 3. We have never missed a payment for anything and I am not about to start, we crave the automation and the simplistic nature of being able to have one payment that is static, it will allow us to save in excess of $15K - $20K a year, some of which can be translated into quicker loan repayment. Thank you for your consideration of our loan, and thank you to all of the investors that are already guranteed to make an ROI with this investment. Borrower added on 12/09/10 > Thank you to everyone who has invested in our loan, you have made a great decision and we wont let you down, get ready to make some money!

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	46
Revolving Credit Balance:	$8,177.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thank you for the question and also your interest in possibly financing our loan. I have provided your requested information below, please let me know if you need further clarification and again thank you for your interest: 1. The current amount that we owe on our mortgage (30 yr Fixed-Rate) is $337,816.00. We do not have any HELOC on the house. We did buy at the height of the market in July 2007, however, my wife and I are very comfortable in our house and also with the monthly payment of $2,550. 2. According to Mint.com, which I use for budgeting, they utilize the Zillow.com tool and the value from 1 week ago was $299,500. 3. Another piece of information that I have noticed that is asked quite frequently that maybe of interest, deals with the monthly income, apparently this loan request only takes into account my personal monthly income or that is the way I answered the question. My wife is a full-time teacher, and adds an additional $4,100 per month in gross income, to bring our total gross income per month into the $13,500 - $13,700 per month.
What do you do at List Innovative Solutions?	Hello freetobe, Thank you for the question and your interest...I have been with List for about 6 1/2 years and I run the contracts department. Essentially, I create, review and negotiate contracts on behalf of the organization. Please let me know if you have any further questions and again thank you for your inquiry.
Please list the balances, APRs, and monthly payments for the cards you are paying off with this loan. Thank you.	Hello...thank you for your interest in funding our loan. First let me state that I have only a three revolving card accounts totaling roughly 9k, the remainder is for two cards that are actually in my wife's name (she adds about $4300 in montly income on top of my income that has already been verified) that total the remaining 13k. Now to answer your question: 1. PNC - $3,660, 21.99% APR, Monthly Min. Payment ~$100 2. GE Money - $2,825, 29.99% APR, Monthly Min. Payment - $99 3. AMEX - $1,084, 27.24% APR, Monthly Min. Payment - $39 4. Wells Fargo - $11,600, 12% APR, Monthly Min. Payment - $225 5. Chase - $2,482, 27.24% APR, Monthly Min. Payment - $82 Our plan with the loan is to payoff the higher interest loans up front...in the event that our loan is not fully funded, we would like to try and consolidate at least all of the outrageous interest rate CC's. Thank you again and if I can provide any addtional information or clarification to help you confidently support our cause please let me know.
1. what was delinquincy 46 mo ago? 2. RE: " Wells Fargo - $11,600, 12% APR" Q: Please provide a fiscally responsible, mathematically sound reason for wanting to pay over 17.5% to LC on THIS particular $11k (which is half the amount you are requesting) rather than just getting enough from LC for the hi-interest debts & keeping this relative "bargain"? NOTE: "One monthly payment" rather than "two monthly payments" is not, IMHO, a fiscally responsible reason to want to pay (6.5%*$11,000=) >$700 a year more in interest.	Hello, thank you for the question, the answers are below: 1. In all honesty the deliquency had to do with an oversight on my part...I misunderstood the payment terms on a 6 months same as cash offer as part of a furniture card that I already had open. The payment was ultimately made along with the next month's payment. 2. From a financial responsible mathematically sound perspective you are 100% correct, paying 6% more in interest is not money sense. What I submit to you is this, I think some other people in this forum can relate, but financial irresponsiblity is a disgusting feeling when you come to realization that you have pulled the wool over your own eyes for material goods, the accounts themselves (regardless of APR/min. payment) represent a constant reminder of a bad decision, one that I am willing to pay extra to remove. For us (my wife and I) the best way to address this was to consolidate it, close the card, and automate the payment, if I want to add an additional amount to the payment each month I can, but this at least removes part of the embarassment and puts a box on past financial mishaps. As a follow up, one reason why a partially funded loan would work for us is the scenario you present above, so we are open to it. Please let me know if you have any follow-up questions or would like any more information. Thanks for your interest in our loan.
You mention that you've never missed a payment yet there's a delinquency from 46 months ago. Please explain.	Hello, thank you for the question. My answer is below... 1. The payment delay was due to a misunderstanding with a policy on a secondary promotion that was part of an existing furniture card. The payment was subsequently paid the following period and this particular acount was closed shortly thereafter, paid in full. Please let me know if you have any other questions, thank you for your interest.
Your credit report shows a revolving balance of just over $8k, what would the rest of the $22k loan be used for?	Hello, thank you for your question. 1. The remaining funds will be used to pay off credit cards that are currently in my wife's name, unfortunately, unless I missed that input on the application, lending club doesnt allow for a joint loan that would then factor both my wife and I as well as our credit. Please let me know if you need any more information and thank you for your interst in funding our loan.
Your answer to the "why do you want to pay $700 more interest each year" question was interesting. I put it to you that the continual reminder, each month when you pay that 12% loan on that $11K will be helpful to you, to keep you on the track of not making the same mistake again. Having an "automatic payment" that causes you to pay even more than needed is neither fiscally sound nor psychologically helpful in achieving full fiscal responsibility. Please consider reducing the amount of the LC loan by the $11k. If you do, then I will contribute to funding it. Note that your loan is currently only 25% funded ...	Hello Member_657310, thank you for the questions and frankly your opinions and straight to the point logic, it has made me think. 1. I agree that your theory above makes financial sense...this is my first time considering the debt consolidation route and if I may have had a chance to speak with you prior to determining the loan amount and details I might have made a different decision about just trying to get rid of credit card debt...however, if I cancel my loan request and resubmit based on one potential lender, what message would I be sending to the 120+ investors that have already decided that our loan is a good investment... I appreciate your direct points and tough thought provoking questions, I understand your position regarding the $11k and your choice to not support the current loan, however, if you were to make an investment in the loan as it stands I can assure you the decision will be a good one.
My questions: (1) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	Hello USMC-Retired, first thank you for your service to our country and thank you for your questions...please see my response below: 1. With regard to payment timeframe, I was torn between the 36 month and 60 month options and selected the 60 month to allow for additional flexibility in the event that our family increases in size and expense, however, with our income level I think a best guess estimate from my point of view would be to try and pay it off in the 3.5 to 4 year timeframe. 2. This is a sheer numbers game and I know that the proportion of lenders to borrowers leads me to the conclusion that a fully funded loan for the amount we have requested may not be a reality, and I say to you that we are flexible. Another lender (Member_657310) has made some great points about some of the debt that I am planning to pay being at a lower interest rate than this current loan...this is my first time exploring debt consolidation and frankly just wanting to get rid of the credit cards was my mindset coming in, but I appreciate the questions because it has been an advice source from people who are in the position I would like to be in a few years from now (i.e. investing not borrowing)...in short a %60 loan would mean that we can consolidate all of our highest interest debts, so yes. Please let me know if I can futher clarify anything in this response of if you have any additional questions, thank you for your interest in our loan.

Member Payment Dependent Notes Series 623099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623099	$12,000	$7,675	6.91%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623099. Member loan 623099 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Telecom Direct USA	Debt-to-income ratio:	11.09%
Length of employment:	7 years	Location:	Shrewsbury, MO

Home town:
Current & past employers:	Telecom Direct USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I plan to use this loan to immediately pay off a number of high interest credit cards. My wife and I are recently married and I got in over my head with a few "no interest until..." deals that I hadn't placed a priority on until it was too late. Now I've got a few REALLY high interest credit accounts that are making it very difficult to get to a place of savings instead of living paycheck to paycheck. My wife and I both have good jobs. I've been doing the same technical work for the last 7 years. Our company merged with another one just shy of a year ago and it's going strong. This means I've technically only been employed with this company for a year, but I've been with the same coworkers and customer base for over 7 years. My wife has been out of grad. school for about a year and a half, and has been working for a prominent local univerisity for the last year. With any luck, she'll be getting a raise the day after I write this (at her 1 year review). We bought our first house last summer and are working on it ourselves. We're planning on finishing the basement (adding an extra room and bathroom to the floor plan), but aren't going to do that until we can pay for it with cash. We're not that worried about it yet though, because we don't plan on moving for a while. My wife and I have decent credit scores and have only ever missed a payment because of mistakes that were unknown to us. Like when my wife bought her first car and Mazda decided to juggle her around in collections for a while before letting her make her payments, or when she payed off her credit card balance completely but didn't realize that there was a $2 service fee the month later and didn't realize it until 2 months after that and her credit had already been hit. If this loan goes through we will be able to take the $600 a month we've been spending on credit cards, and put it towards the $370 monthly payment of this loan. The aforementioned Mazda will also be payed off in 6 months, allowing even more to go towards this loan, savings, and projects at home (which will all make my wife happy, because then we will be talking about kids). Thanks for the consideration, Bob

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,226.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623448	$25,000	$20,725	13.35%	1.00%	December 17, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623448. Member loan 623448 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,300 / month
Current employer:	Deloitte Consulting LLP	Debt-to-income ratio:	12.74%
Length of employment:	4 years	Location:	Washington, DC

Home town:
Current & past employers:	Deloitte Consulting LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,843.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments on the cards you intend to pay off with this loan. thanks!	$19,541, 17.24% APR, $500/mo payment -- This card is not active, just paying off the balance. $3555, 10.21% APR, ~$1350/mo payment -- Usually pay this card off in full each month, but I had unexpected car repair expenses in October causing me to carry a balance on this card.
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I am Consultant in the Federal Practice at Deloitte. I work in both the Defense and Civilian sectors. 2) I selected the 60 month term policy, because I could make the $574/mo payment without feeling a squeeze on my day-to-day. I feel with my current work situation and expected promotion dates, I realistically can pay this loan off in 3 - 4yrs. 3) I inquired about this loan to pay off a CC with an interest rate over 17%, and a additional CC that accumulated a small balance from some car repairs that happened in the fall. I would accept partial funding if it would cover the balance of the CC with a 17% interest rate ($19500).
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Yes, I am the sole wage earner. I am single, never married. My monthly expenses include: rent/housing...... 1135 cable ...................80 utilities.................65 student loan........147.52 cell phone.............40 (70/30 split with my employer) car payment...........0 (paid off) car insurance........87.50 GYM....................35 (50/50 split with my employer) food....................350 gas......................60 metro...................40 entertainment......300
Greetings from a fellow Deloitte Consulting Federal Practice employee. I'll be funding part of your loan; hope it helps you in the right direction. Cheers.	Thank you very much. Your contributions are greatly appreciated.

Member Payment Dependent Notes Series 623470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623470	$15,000	$15,000	15.57%	1.00%	December 15, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623470. Member loan 623470 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Elavon Finincial Solutions	Debt-to-income ratio:	10.41%
Length of employment:	1 year	Location:	clifton, NJ

Home town:
Current & past employers:	Elavon Finincial Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This loan is not for an automobile. The funds will be used as a credit card consolidation. Over the past 2 years we were forced to use credit to pay for unforseen medical expenses for my wife and 6 year old son. The consolidation will allow us to pay a lower months payment for a fixed period of time. My position with my current employer allows commision and bonus on top of a base salary. Although I did opt for the 60 month term the plan is to have the loan paid off in 3 1/2 years.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	52
Revolving Credit Balance:	$27,091.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details on the credit cards you plan to consolidate. Please list the card name, APR, balances and monthly payments? Thanks!	The cards I will be sonsolidating are Home Depot 1,958.00 25.99% $40.00 per Month JC Penney $1,500.00 23% $75.00 per month HSBC $1,034 18% $30.00 per month Chase/Continental 17% 60.00 per month Citibank $476.00 19.99% 20.00 per month Chase/Amazon $1,300.00 18% $40.00 per month Amex 16% $1,300.00 $30.00 per month Bank of America $500.00 18% 63.00 per month The remaining funds fron the loan will be used to pay off my wife's Mastercard $4,500.00 24% 143.00 per month

Member Payment Dependent Notes Series 623481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623481	$25,000	$17,950	12.98%	1.00%	December 16, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623481. Member loan 623481 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Port of Oakland	Debt-to-income ratio:	4.26%
Length of employment:	10+ years	Location:	ALAMEDA, CA

Home town:
Current & past employers:	Port of Oakland
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	I plan to sell my house for even $; I need to pay closing costs, broker fees, etc. with this loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$703,000 balance $790,000 market value
What is your position at Port of Oakland and what do you plan to do with the loan?	I am the Aviation Security Manager and I plan to use the loan proceeds to pay closing costs on my house (I can currently sell my house for what I own, but will not have enough for broker fees, closing costs, etc.).
I'm a bit confused by your answers. You state that your home is worth $87,000 more than is owed on it ($790,000 vs. $703,000), but you plan to sell it for "even $." Why? Where will you be moving to?	I am not 100% sure house will sell for $790k . . . closing, broker, moving expenses can be signficant. I am staying in the SF Bay Area (probably Union City, Fremont area).
Could you please verify your income with LendingClub? It would help give comfort to lenders. Thank you in advance!	I am uploading W2 and tax return info now
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	I currently owe $1,000 in cred card debt - I pay my cards off monthly.
Why are you moving? How much is the new place you are buying?	I am selling my house; I currnently owe about what it will sell for. I want to sell it before I owe more than it is worth. I am moving from Alameda, CA to Union City, CA (still in SF Bay Area) and plan to rent there.
Hi Also could you tell me, is there any reason you foresee yourself not being with the Port of Oakland in the next 18 months or so? Thanks	I plan to be at the Port of Oakland for the foreseeable future. I have been here for almost 11 years and enjoy working here. I will be moving to Union City, CA, which is near OAK.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Thanks for the tips as I am new to Lending Club. I will probably service loan ver 4-5 years if fully funded, which I hope it is. If not, I would accept partially funded.
Hello, I am considering funding your loan. What are your monthly expenses by catagory. The reason I ask is because your income is relatively high, I am a little confused as to why you would need to borrow the money to sell your home. It seems if you wanted to cover closing costs etc you could do so using savings or save for the sale. Please excuse my direct questions...but do you have no savings and if so why? Are your monthly outlays so high that you cannot save? Are you in a hurry to sell your home and why? These questions are not meant to pry or criticize but to answer questions and are asked respectfully. -- Thank You	Thanks for the direct question; I do not have much savings - I have been putting most "exess" cash into my retirement account (457). Our plan does not have a loan provision, and I cannot withdrawal early without extreme financial hardship beyond my control, such as a health condition not covered by insurance. I am not in a hugh hurry to sell my house, but would like to do so . . . I currently owe a little less than it is worth, but I do not want to get "underwater."
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	(1) I am the Aviation Security Manager at OAK.

Member Payment Dependent Notes Series 623790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623790	$8,000	$4,925	6.17%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623790. Member loan 623790 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Bronx, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain how this money will be used. Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	Firstly, my income is stable since I am disabled. I receive Social Security, worker's compensation and also my pension which totals $2500 per month. I am not at risk of losing this income and I will contact Lending Club to verify it. Secondly, this income goes to paying my co-op mortgage ($410 per month) and groceries (approx $300 per month). My common law husband pays the maintenance ($500 per month) and utilities ($150) per month. I presently have disposable income in the amount of $1800 per month. If he stopped paying those bills, I would still have disposable income over $1000 per month. And finally, the money from the loan will be going to assist my parents and disabled sister in buying a co-op. They have no established credit as they are immigrants but they have saved a large amount of money to buy a co-op. They need a few thousand more (including to ensure that the closing costs will be covered). I want to lend them money but I would be depleting my entire savings. Therefore, I would really appreciate it if you approved the loan. Thanks and feel free to ask any further questions.
I will be funding your loan. Best of luck to you and your family.	Thank you very much!

Member Payment Dependent Notes Series 623908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623908	$15,000	$9,550	9.99%	1.00%	December 16, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623908. Member loan 623908 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	Correction Corporation of America	Debt-to-income ratio:	19.93%
Length of employment:	4 years	Location:	Holly, CO

Home town:
Current & past employers:	Correction Corporation of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	73
Revolving Credit Balance:	$15,458.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Job/What you do) for employer CCA? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	My position at CCA-BCCF is as an Assistant Shift Supervisor, (Lieutenant), on Swing Shift, (1400 ??? 2200 hr); I have fifty eight officers under my command and one thousand four hundred inmates to sit on for roughly ten hours a day, (I come in a hour early on most days before my officers get there and leave after all my officers are out), five days a week. I anticipate that the loan should last no longer than two years.

Member Payment Dependent Notes Series 623955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623955	$9,000	$5,750	6.54%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623955. Member loan 623955 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Aaron's Catering	Debt-to-income ratio:	4.77%
Length of employment:	1 year	Location:	Homestead, FL

Home town:
Current & past employers:	Aaron's Catering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I am trying to get back on my feet an need a little help. I have accumulated some dept trying to change careers. I have a degree in theater and want to move to a more substantial job. However, the job market is really hard right now, and I had trouble finding one a good one. I just need some help consolidating the dept to one monthly payment so I can pay it off and start over. I am an extremely hard worker and your help will not be a waste. Thank you

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1974	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,838.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your source of income.	I am currently a server for Aaron's Catering Company, I do promotional modeling, and work at Flemming's fine dining restaurant where I am being trained for the private dining sales position.
What led you to accumulate this debt and what will you do to avoid it in the future? Thanks.	I was trying to change careers and had to do an unpaid internship. i have a degree in theatre and decided to get into corporate event planning. and during that time, i had several things go wrong. like medical bills, car trouble etc.. and I had to charge it because it was my only option. I have good insurance now and a good job. And in the future, I will carefully monitor what I spend and save. I just need a little help getting back on my feet.
Hello, I make loans to small business owners or at least try to utilizing this system and bypassing the bank. A few questions I have for you. do you own a small business? How long have you been in business? What is you business monthly credit card volume? would you be willing to contact each other by phone? or personal email?	Hello, I do not own my a small business yet. I am trying to get back on my feet and I am going to start one. However, at this time I am trying to recover from an unpaid internship. However, if you would still like to contact me let me know

Member Payment Dependent Notes Series 624153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624153	$7,000	$7,000	6.91%	1.00%	December 15, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624153. Member loan 624153 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Rollins/ Orkin Inc.	Debt-to-income ratio:	17.58%
Length of employment:	3 years	Location:	Woodlyn, PA

Home town:
Current & past employers:	Rollins/ Orkin Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I would start by saying thank you for your consideration in assisting me with this loan. I currently have the funds in my bank accounts to pay the loan in full. However, I did not want to deplete my savings for this repair. And I can't beat the rate or terms (3 yrs.) compared to the home equity loan my bank was offering. I have about $48,000 of equity in my home and currently only hold a first mortgage. Thank you again and Happy Holidays. Borrower added on 12/07/10 > Please do not be discouraged by my debt to income ratio as the reported income is from just my employment, not my overall household income. I have been with my current employer for the last 3 years and was with my previous employer for 14 years. With this loan I plan on getting the new roof that is desperately needed and will still have my savings to cover any unexpected things that may arise in the future. My goal is to have this loan payed off within 18-24 months. Borrower added on 12/13/10 > After reviewing my credit report I noticed it to show late payments from approx. 4.5 years ago. I felt you should know that they are a result of my co-signing loans for my son. He was in college full time and working only part time. I was not aware he had paid late. I assure you that I will pay every payment back on time, if not early.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1977	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	54
Revolving Credit Balance:	$10,097.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 624173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624173	$20,000	$12,400	9.99%	1.00%	December 15, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624173. Member loan 624173 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,533 / month
Current employer:	Ronald B. Rich and Associates	Debt-to-income ratio:	9.82%
Length of employment:	3 years	Location:	FERNDALE, MI

Home town:
Current & past employers:	Ronald B. Rich and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Trying to do a variety of things from consolidating debt to some home improvements. Thanks for the help everyone!

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	69
Revolving Credit Balance:	$2,484.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Ronald B. Rich and Associates?	I am an attorney in the field of debt collection.
what was your delinquency 69 months ago?	I believe what you're referring to is a Capital One account. It's actually scheduled to turn in to a positive in December of 2011 according to Experian.
What do you mean it's turning into a positive? Could you explain what happened?	That's what it says on the credit report. I don't really remember the specifics. Must have missed a payment. It was 6 years ago, which was before I first had full-time employment as an attorney. Probably just a short-term money crunch while I was not working and studying for the bar. May even just have been an oversight at the time.

Member Payment Dependent Notes Series 624185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624185	$21,000	$13,125	9.62%	1.00%	December 15, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624185. Member loan 624185 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Dotmenu	Debt-to-income ratio:	4.79%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Dotmenu
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,525.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dotmenu and where did you work prior to that?	Thank you for your consideration. I am part of a growing executive management team of an exciting business in a fast growing sector. I have launched online strategies and products within corporate and startup environments in the past.

Member Payment Dependent Notes Series 624258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624258	$10,000	$6,300	5.79%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624258. Member loan 624258 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	COLLEGESOURCE, INC.	Debt-to-income ratio:	8.64%
Length of employment:	5 years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	COLLEGESOURCE, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,051.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and give more detail on what this loan is for: how much CC debt you have, is it increasing/decreasing, do you have a plan to ultimately become debt-free?	My company call CollegeSource, Inc. We are publishing national and international college catalogs online. My job position is production Q'cer which is the last step in the production team, I make sure the catalog files being process by other team members in correct procedures before them can be publish internet to be view by our customers, students or any education institutes. I have been working with this company for more than 8 years and the company has been around for over 30 years. I'm a single female. I just bought my first home last year, the reason I apply for the loan because I have been using my credit cards to buy furniture and fixed up my new home. I want to get this lower interest rate opportunity to payoff my credit cards (much higher interest rate). I have about $6000-8000 CC debt right now, and of course the debt is decreasing and I try to pay them off within a year. As soon as I get this loan to pay my CC, I will close the accounts because I don't like and want to be in debt.
What are your monthly expenses?	My monthly expenses $1200
Thank you kindly for your informing response.	You are welcome and thank you.

Member Payment Dependent Notes Series 624267

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624267	$6,000	$6,000	12.98%	1.00%	December 15, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624267. Member loan 624267 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	GENY	Debt-to-income ratio:	5.36%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	GENY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > I'm going to use this loan to pay off a credit card. My credit card has an 24.50% APR and I make a $200 payment every month. At that rate it would take me around 20 years to pay it off. With this loan I could eliminate my debt and the monthly payment for this loan is the same as what I pay on my credit card every month. I have a very stable job and I just received a raise.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	48
Revolving Credit Balance:	$1,369.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is GENY and what do you do there?	GENY (Global Education New York) is a New York State Department of Education Licensed Language and Career Training School. It offers ESL classes as well as other career training courses. I am the ESL Program Coordinator. I direct the ESL program and manage the teaching staff of around 15 teachers.

Member Payment Dependent Notes Series 624353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624353	$14,000	$8,825	6.91%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624353. Member loan 624353 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Dermalogica	Debt-to-income ratio:	11.74%
Length of employment:	3 years	Location:	West New York, NJ

Home town:
Current & past employers:	Dermalogica
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This loan is to refinance 2 outstanding loans, one at a rate of 14.42% and one at 21.99%. This will successfully get me out of debt in less than 3 years at a huge savings!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,887.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dermalogica? What are your monthly expenses?	I am a salaried Business Consultant/sales representative. Monthly expenses are around $2500

Member Payment Dependent Notes Series 624415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624415	$7,000	$4,525	6.54%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624415. Member loan 624415 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,317 / month
Current employer:	AIS, Inc.	Debt-to-income ratio:	13.41%
Length of employment:	< 1 year	Location:	Liverpool, NY

Home town:
Current & past employers:	AIS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > After a recent medical bill, and associated costs of a car accident (rental car, a hotel because I was far from home, etc.) I suddenly have sizable credit card debt. I'm attempting to consolidate my credit cards into a lower interest loan to save money while paying it off.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 624441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624441	$10,000	$6,050	6.54%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624441. Member loan 624441 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	G.E. transportation	Debt-to-income ratio:	13.79%
Length of employment:	10+ years	Location:	erie, PA

Home town:
Current & past employers:	G.E. transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > pay off credit cards.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,458.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at G.E. transportation?	Type your answer here.i work on main cab bld. 12 i put on consoles and the flooring and put a few other parts on
What are your monthly expenses?	i pay about 2,000 a month and i bring home about 4,000 a month i just want to clean up some of my credit cards

Member Payment Dependent Notes Series 624444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624444	$16,000	$10,100	6.17%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624444. Member loan 624444 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,917 / month
Current employer:	Doublefine Inc	Debt-to-income ratio:	6.94%
Length of employment:	4 years	Location:	Walnut Creek, CA

Home town:
Current & past employers:	Doublefine Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > This is an immense opportunity for me to get back on track and eliminate this lingering credit card debt for good, with a low interest, one-payment option that is easy to pay off. It feels great that the interest is going straight to folks like myself instead of the disappointing banking system.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,723.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Doublefine Inc?	I am a music and sound director who's job is to make sure that every audio component in a game, on the Playstation 3 or the XBOX 360 are of the highest quality both aesthetically and technically.

Member Payment Dependent Notes Series 624462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624462	$21,250	$12,850	6.91%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624462. Member loan 624462 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	DBi Beverage Inc	Debt-to-income ratio:	16.26%
Length of employment:	4 years	Location:	LA MESA, CA

Home town:
Current & past employers:	DBi Beverage Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,924.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? What are your monthly expenses?	Consolidate my debt and pay off my credit card. My monthly expenses about $1800-$2200. If this loan approved, my expenses is lower, because I don't have to pay my credit card payment, just this one.

Member Payment Dependent Notes Series 624497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624497	$18,500	$12,175	6.54%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624497. Member loan 624497 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	CBS Radio Philadelphia	Debt-to-income ratio:	5.92%
Length of employment:	8 years	Location:	Bridgeton, NJ

Home town:
Current & past employers:	CBS Radio Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > This is for roofing and gutters that my house desperately needs. Pls let me know if there is any other information you need. Thanks!

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	57
Revolving Credit Balance:	$43.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain the amount and circumstances of your last delinquency? Thank you.	More than 7 years ago when as a landlord, I had renters default on their rent for many months, and resisted eviction with the help of a family member in the sherrif's office. I have since sold that property, and have fought hard to improve my credit ever since. Current FICO = 768.

Member Payment Dependent Notes Series 624521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624521	$15,000	$15,000	17.43%	1.00%	December 21, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624521. Member loan 624521 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,138 / month
Current employer:	Federal Employee	Debt-to-income ratio:	19.03%
Length of employment:	5 years	Location:	Twenty-nine Palms, CA

Home town:
Current & past employers:	Federal Employee
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > loan consolidation

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,130.00	Public Records On File:	1
Revolving Line Utilization:	84.70%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $139,963.85 on my home, I just got into it a couple of years ago. There is no HELOC . Zillow zestimates it @ $144,500.00.
What is your job and what federal agency (Dept of Navy, etc)? Thank you.	I am an electronics instructor for the Marines. I am also a retired Marine. I am with the Dept. of the Navy. I have been working in 29 Palms since Nov of 2004.
Would you mind explaining the public record from ~9.5 years ago.	changed jobs and then the new job failed leaving me in severe financial distress.
Marine, My questions: (1) Retired Rank? a-n-d Pay Grade? (2) Why 1 Public Record on File 115-months ago? Either someone you cosigned loan debts for, or youself, filed Chapter 7, or 11, Bankruptcy. PR over 7-years, 84-months, and still on credit reports, is Chapter 7/11 Bankruptcy filing where court appointed trustee (admionsitrator) sold filers personal assets to satisfy debts. Reason for filing? Divorce? Job loss? Medical? Overspending? Or exactly what? (3) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (4) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) I give 1st priority to military retired borrowers. Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED (MSgt, Disburing)	1) MSgt E-8 2) Went in self-employment in the oil field. Oil prices dropped and drilling stopped. Too many expenses to recover from. I had to file for bankruptcy. 3) I am looking to repay in 3-4 years. 4) Yes, I will accept a lower amount and be grateful. I will adapt. Thanks for your input MSgt.
USMC MSgt Retired and DoD Civilian Instructor, Thanks for prompt reply. Loan currently 44 pct funded. I initially contributed $250 to help fund your loan; I will contribute another $250 AFTER loan exceeds minimum 60 pct funded threshhold. I have several investments in USMC-USN-USA-USAF-USCG retired officer and enlisted members currently working at military bases or for DoD contractors. FYI: Chapter 7, or 13, Asset Liquidation Bankruptcies remain on credit reports for 10-years AFTER bankruptcy filing approved by Federal Bankruptcy Court Judge. In theory your's will drop off after another 5-months; reality is this may actually NOT occur for another 1-year. IF it doesn't drop off in reasonable time period then you MUST contact Equifax, Experian and Transunion credit reporting agencies and persist in having it removed. Without 1 Public Record on File, your loan's APR interest rate would be less than 17.43 APR interest rate that loan is currently priced. Over and out. Semper Fi, USMC-RETIRED.	Roger your last transmission. I will keep an eye on things in the upcoming months. Thanks for your help and advice. Semper Fi Leatherneck. Retired 2891
Hi, I'm interested in funding your loan, but I have a question. Since this is a debt consolidation loan, could you please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000 balance, 23.9% APR, $200/month. Thanks. Sincerely, -LL Herndon, VA	Thanks for your interest. I originally asked $25,000.00 So here is the list: cc1 $4317.00 17.28% $175.00 cc2 $4807.00 20.90% $150.00 cc3 $5284.00 12.00% $156.00 cc4 $0511.00 29.99% $030.00 cc5 $2425.00 17.90% $150.00 cc6 $1403.00 26.99% $050.00 cc7 $3045.00 18.99% $100.00 The $15,000 will help me get this maddest under control. some of the payments are more than necessary, trying to get ahead with those folks. Sincerely T
for EACH debt you plan to pay off with this ~20% LC loan, please provide the AMOUNT yopu plan to pay off on that particular loan and the RATE for on that particular loan. if any of them are at rate much under 20%, please provide fiscally responsible reason for wanting to pay higher rate [i.e., a reason other than "i want to check off fewer boxes on my bill-pay each month."] thanks	I am not real certain what you are trying to convey but here is my plan. The loans that have the shortest duration of monthly payments will be paid first. Those payments will be applied to the longer duration loans. Until eventually I have paid all other loans. I hope this is what you were asking for. t
Hi, What Member_657435 is trying to say is the smart thing to do is apply the proceeds from this loan to the highest interest rate loans first. for instance, by using this loan (@17.45%) and paying off the 29.99% loan, you are saving money. But if you use this loan to pay off the 12% loan, you'd be digging yourself deeper into debt. We get a lot of people who are looking to consolidate a bunch of 5% and 6% loans into an 18% loan. They usually say something really stupid like, "I just want to make one payment every month." All of your loans are above the APR of this loan (except for that 12% loan - pay that one last), so you are good to go. Sincerely, -LL Herndon, VA	Thanks! Friday had been pretty rough. I agree that is the a smart thing to do. I had read about this approach when I was researching how to recover from debt trouble. And it sound like the month of payments and duration method would work however I did not see the part part about the percentage. I seems to make sense to work on the largest percentage first. Thanks for the info L.L. You folks in the L.C. are a blessing. t

Member Payment Dependent Notes Series 624579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624579	$14,000	$12,050	9.99%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624579. Member loan 624579 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,344 / month
Current employer:	n/a	Debt-to-income ratio:	13.10%
Length of employment:	10+ years	Location:	Reno, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I will be using this money to pay of credit card debt, and I will be closing my credit card accounts. I have already closed one account and it is near being paid off. Consolidating my debt with the LendingClub loan means paying down my debt much faster than if I were to keep my credit card accounts open. Borrower added on 12/03/10 > Today, as per LendingClub's Credti Review team, I have just e-mailed them an IRS form 4506-T (this gives LendingClub permission to obtain transcripts of my 2008 and 2009 Federal 1040 returns directly from the IRS). I have also e-mailed my own copies of my 2008 and 2009 tax returns. In addition, I have e-mailed copies of all of my 2010 paystubs, up through today. The total sum is about 300 pages worth of documents. My 2 tax returns were 258 pages alone of that total..

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$137,112.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I assume that you're self employed? What do you do? What makes up the $137K of debt? Thanks.	Lending Club does not show me the profile that they show to potential lenders like yourself. I can only assume the 137k reported is my 2nd mortgage on my home, or the debt that I owe 1/2 of for a rental property I co-own with my friends (they have 50% ownership, but both of our credit reports always show we each owe 100%, even though that is not true). I receive income from various sources: 1) My job in sales 2) My family trust (where we own commercial retail property free and clear, and collect rent.) Since the family trust collects the rent, and I am a benificiary of the trust, I receive this income until I die) 3) My rental residentlal properties that I own myself (2 of them).
I believe it is better to keep you credit card accounts open, and pay them off. Closing them will hurt your credit score. Only close those cards which charge fees. Good luck. Engineer44	I closed one credit card account because I was mad that they told me my payments would be 2% of the balance, then a year later changed the terms of the deal to 5% of balance. My long term goal is to pay off all of my debt (except my 1st mortgage). I no longer want any credit card debt, and that is my new mantra.

Member Payment Dependent Notes Series 624631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624631	$6,750	$5,375	6.91%	1.00%	December 16, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624631. Member loan 624631 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	SNL Financial	Debt-to-income ratio:	12.03%
Length of employment:	< 1 year	Location:	Charlottesville, VA

Home town:
Current & past employers:	SNL Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,768.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan and what are your monthly expenses? Has your income been verified?	It is to consolidate the credit card loans I already have. I already make payments on those so part of my income that goes to pay them will be transferred to pay for the loan. For the second question, the only obligations I have are my rent which is 560 and my school loans which is $200 a month. My income is the fulltime amount guaranteed. I also have the oportunity to get a 40% bonus annually, but my guaranteed income more than covers my expenses. -Altan
What is your position of your job? Is it your first job? If not, what is your previous job?	I am a Media and Communication Analyst, its about knowing how the Media Industry, Wireless Industry and Online video industry turn a profit. My company tracks information on 4 big sectors and Media & Communication is one of them. You can check it out at SNL.com. To answer your second questions, this is not my first job. Before I started working at my current job, I translated bank documents from a foreign language under the same company part time. The last two jobs before I was an executive assistant and a Corporate Accounts Payable Associate before that.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your position at current company 2. Previous work experience 3. Number of credit card that you are not going to close by this loan. Thank you for answering my questions.	I thought I answered the first two questions in a previous question, please see my answer. Even though I already shredded them, I will plan on paying off all my credit cards, dont know yet how many I will close because of my credit record.

Member Payment Dependent Notes Series 624690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624690	$20,000	$12,200	6.91%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624690. Member loan 624690 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Burrell School District	Debt-to-income ratio:	15.05%
Length of employment:	3 years	Location:	Natrona Heights, PA

Home town:
Current & past employers:	Burrell School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,970.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 624721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624721	$15,350	$9,800	6.17%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624721. Member loan 624721 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Tierzero	Debt-to-income ratio:	5.58%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Tierzero
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to aggressively payoff high interest credit cards and get completely out of debt.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,000.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and give more detail on what this loan is for: how much CC debt you have, is it increasing / decreasing, and do you have a plan to ultimately become debt free?	I would best describe myself as an honest stand up guy. I have been employed at the same company in the same industry ( Internet / Voice over IP Telecommunications Service Provider ) for the last 10 years and I enjoy my life. I bought my first home ( condominium ) here in Los Angeles last year. I am a single man and have no dependents, no tax liens, no alimony or car payments and have never filed for bankruptcy. This loan is to consolidate and payoff unsecured debt and the goal is to be entirely debt free ( aside from the mortgage ). I have two credit cards that I am consolidating: Discover Card Wells Fargo Visa The total amount is 16,000. Both cards are well within there limits and the balance is decreasing. My annual salary is 75000 My monthly expenditures are 2,818.00 after which I have 1814.00 remaining in monthly income. My plan is to payoff the loan in 23 months by making 668.16 monthly payments.
What are your monthly expenses?	My monthly expenditures are 2,818.00

Member Payment Dependent Notes Series 624730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624730	$5,600	$5,600	6.54%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624730. Member loan 624730 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,330 / month
Current employer:	Horatio Public School	Debt-to-income ratio:	18.68%
Length of employment:	10+ years	Location:	Horatio, AR

Home town:
Current & past employers:	Horatio Public School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > This is for medical surgery. Borrower added on 12/08/10 > This is for Medical Expense. Borrower added on 12/08/10 > This is for Medical Expenses. I owe my home that I have lived at for 11 years.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,269.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. no 2. yes just me 3. no 4. na 5. 11 years

Member Payment Dependent Notes Series 624816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624816	$24,000	$14,550	6.54%	1.00%	December 15, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624816. Member loan 624816 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Information Builders	Debt-to-income ratio:	4.74%
Length of employment:	10+ years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Information Builders
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Hello potential funder. I plan to use this loan to pay off several smaller credit cards both reducing the complexity of my monthly bill paying as well as the amount of interest and fees. I am an experienced IT worker that has spent the last 9 years working at a very established company (25+ years.). I am a very responsible adult and while I am blessed to have enough money to keep up with my current financial responsibilities, recent term changes for some of my credit cards have left me yearning for sensible alternatives. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,305.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the balances and interest rates of the debts you want to consolidate?	6,276.75%9.99V 9,798.22%13.99V 7,829.05%7.15
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable).	4400 net income -1200 rent -150 student loans -140 phone -100 cable/internet -200 utilities -100 transportation
Please would you tell us re your CC debt, is it increasing / decreasing, and do you have a plan to ultimately become debt free?	Hi, thanks for your question. My credit card debt has been decreasing for some time now. I used one of my cards last year for a Disney vacation with my family, and I have been steadily paying it down. Securing this consolidation loan is part of my larger plan to become debt free within the next 5 years.
How much do you spend for your monthly grocery expense? Do you have cell phone expenses?	Probably about 250 a month. Yes, I do have a cell phone, it was included in the answer that I posted another user's question. That bill is about 130 a month.

Member Payment Dependent Notes Series 624873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624873	$15,000	$11,100	9.25%	1.00%	December 15, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624873. Member loan 624873 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Applebee's	Debt-to-income ratio:	14.39%
Length of employment:	9 years	Location:	DEARBORN HEIGHTS, MI

Home town:
Current & past employers:	Applebee's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > This loan will be used to purchase an investment property. (house) My financial situation: I am a good candidate for this loan because I make all my payments on time plus I do my best to plan things out before I dive into a project. I have used lending club before to acquire an investment property. I have successfully leased this investment and secured a 2 year lease obtaining all of the info nessacery to cover myself in the worse case senario. Plus there is no morgage on the investment even if the tenant did not pay I would not be in financial trouble.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,800.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For what purpose will the proceeds from this loan be used?	Purpose of loan: This loan will be used to purchase an investment property. (house) My financial situation: I am a good candidate for this loan because I make all my payments on time plus I do my best to plan things out before I dive into a project. I have used lending club before to acquire an investment property. I have successfully leased this investment and secured a 2 year lease obtaining all of the info nessacery to cover myself in the worse case senario. Plus there is no morgage on the investment even if the tenant did not pay I would not be in financial trouble.

Member Payment Dependent Notes Series 624916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624916	$8,000	$5,500	6.91%	1.00%	December 15, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624916. Member loan 624916 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Bobby Benson Center	Debt-to-income ratio:	15.55%
Length of employment:	5 years	Location:	Laie, HI

Home town:
Current & past employers:	Bobby Benson Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I've been at my job for a little over 5years now, my wife who us also working has been at her job for about 13 & 1/2 years now, so we're both in jobs that are stable and with whom we have history with. We've gotten loans in the past with banks and credit unions but the lending club was suggested to us through Mint.com (a personal finance service online) and the rates here are lower than even our credit union. We're hoping to get this loan to consolidate some of our bills, which will help us save money monthly.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,050.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Bobby Benson Center?	I am a Youth Counselor, I work with at-risk youth and facilitate groups such as Goals Group, Life Skills, and Chemical Dependency Education. As a YC, we help give clients tools and skills to overcome addiction and maintain sobriety.
What are your monthly expenses?	Besides my credit card payments and one personal loan (for which this I would like consolidate into on payment with the use this loan), I have a monthly phone and car payment and at the moment I am living with family and so we don't pay rent but pay the utilities of the home instead.

Member Payment Dependent Notes Series 625014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625014	$9,200	$9,200	12.61%	1.00%	December 15, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625014. Member loan 625014 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	UNIVERSITY OF CALIFORNIA	Debt-to-income ratio:	17.73%
Length of employment:	3 years	Location:	Irvine, CA

Home town:
Current & past employers:	UNIVERSITY OF CALIFORNIA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > My wife is a PhD student, I am a full time programmer/analyst at a Tier-1 University making ~70k. I let my Mom become an authorized user of a credit card of mine back in 2005. She did a balance transfer, but then kept using the card due to emergencies and things that shouldn't have gone on there. Unfortunately for me, she maxed it out, and is still having a rough time. To save my credit score, and to help her avoid huge min. pmts, I want to get enough cash to pay off the card (and take her off of it). She'll pay me directly in cash, and the payment amount will drop regardless. Please help me Lending Club borrowers, I won't let you down. If possible, I'll pay off early too. Borrower added on 12/06/10 > My monthly budget is 5000/month and I am paying down my Florida wedding and a cross-country move. I always pay on time and have never been in default. I meant to say "please help me L.C. loaners" above, not borrowers. Thanks! Borrower added on 12/09/10 > I appreciate all the help so far. Please feel free to ask me any questions related to finances. I have a monthly budget, use Mint.com to track all spending, and really want to get my credit score higher.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,871.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1. Programmer/Analyst II at a University of California campus. "Under general supervision, the IT Technician/Developer is responsible for server administration, auditing, and security, web development, project management, advising and strategic planning, desktop support, and other technology-related duties for the department. The Technician/Developer reports to the departmental Information Technology Officer ( IT Officer )" (from my actual job description). 2. I am currently on-track to pay off my own personal credit card debt of !10,000 in about a year. This loan will be used to pay off a card my Mom ran up in my name at a better rate than she or I would ever see without it. A realistic time-frame would be 3-4 years. Thanks for the great questions and for your support :)

Member Payment Dependent Notes Series 625042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625042	$10,500	$6,725	6.17%	1.00%	December 16, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625042. Member loan 625042 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Comerica Bank	Debt-to-income ratio:	15.48%
Length of employment:	3 years	Location:	NEWARK, CA

Home town:
Current & past employers:	Comerica Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I've been paying $300/month on one credit card since 2008 and brought down the balance only half way (due to the 10.99% rate). If I get this loan, I can save money on interest as well as pay off both cards, all while still paying what I pay now. Once fully funded I'm cancelling the higher limit card. Borrower added on 12/09/10 > My cash flow will not be affected with this new loan, as I am already paying $300/month, so this loan is already factored into my budget. Borrower added on 12/09/10 > Oh, my debt to income may be 15%, but I'm paying off/cancelling my Express card ($75 outstanding) and paying off my Dell account next month (about $170 left, 0% interest until March 2011.) My main goal is to term out my two credit cards and keep a zero balance on one while closing the other, since I do not need two credit cards. One I will keep with a zero balance, for emergencies (Citicard, $4,800 limit), but the other one I'm cancelling all together (My Bank of America credit card with $13,000 limit) It's just not smart to have credit card debt. I've been working as a bank analyst for three years now and have been chipping away at the Bank of America card since then. I've learned a lot at my job, and having credit card debt is the worst thing to have. I understand others out there have way more debt than me, but that doesn't mean its OK. Credit card debt-free is how everyone should live! Borrower added on 12/12/10 > The Reason why I maxed out my card to $12,500 2 years ago: I was still in school, working semi-full time (32hrs/week) up until September 2007, so I had to dip into my credit cards to help finance some things like food and gas, etc. Once I got my new job, I was obviously making more money than before, so I decided to pay down my credit card balance. I've been paying down a lot, but the interest rate was not helping, so now I'm looking to term out my credit cards. That's why I need the $10,500 loan.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,048.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	All of my expenses are fixed: $950 - Rent, water, garbage, cable, internet, gas & electricity $88 - car Insurance $82 - Cell phone bill $285.26 - Car payment $130 - Student Loan $15 - Netflix Total = $1,550.26

Member Payment Dependent Notes Series 625109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625109	$22,000	$13,775	6.54%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625109. Member loan 625109 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Barnes and Noble	Debt-to-income ratio:	10.16%
Length of employment:	< 1 year	Location:	Westbury, NY

Home town:
Current & past employers:	Barnes and Noble
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Hello All, I plan to pay off my debt. Currently I am making payments over 1200 a month for cards and making no headway. Being able to be out of debt in 3 years while paying about half of what I am currently paying would be great. I intend to pay this loan off early.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,884.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us about yourself, your occupation, what precisely this loan is for, and why you prefer to borrow the money rather than use any savings you may have. Also, is your credit card debt increasing/decreasing over time?	I am a Senior Traffic Manager working for the creative department of Barnes and Noble. I basically provide guidance and project management for all web and email creative assets for the company. My debt is decreasing, but because of compounded interest from insurance companies it is hard to make headway. If I was granted the full amount of the loan I would be out of debt in three years, instead of 6 years with out it. The loan is only for credit card debt. I have well paying job and would like to start making my life goals a reality, such as buying a home. I need to pay this off in order to do so. Thanks for your question.

Member Payment Dependent Notes Series 625143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625143	$16,500	$11,925	15.57%	1.00%	December 16, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625143. Member loan 625143 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Infor Global Solutions	Debt-to-income ratio:	13.58%
Length of employment:	6 years	Location:	fresno, CA

Home town:
Current & past employers:	Infor Global Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,675.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	2 credit cards with first premire. 1 for $520, 1 for 954 1 credit card with chase for 3000 1 credit card with BoA for 11700
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 165,000 on my house note. The current market value is ~154,000
Second request: How much are you currently paying each month on the cards you plan to pay off?	600 a month
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded when listing expires, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date and time expiration approaches. a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a sr. technical consultant. I expect to take 4-5 years. I would take a partially funded loan.

Member Payment Dependent Notes Series 625163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625163	$9,000	$5,975	6.17%	1.00%	December 16, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625163. Member loan 625163 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	PHT Corporation	Debt-to-income ratio:	8.33%
Length of employment:	8 years	Location:	Cary, NC

Home town:
Current & past employers:	PHT Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I emailed my last two pay stubs as well as the HR contact info for my company. Please review. Borrower added on 12/09/10 > My plan for the loan is to buy two Low Speed Electric Vehicles. I am going to rent them out at the beach this summer to see if there is a market. If it does not work out, I sell will sell them. Borrower added on 12/13/10 > I'm not sure why this loan is not being funded. I have been working as a US Sales Manager for my company for 8 years and average making over 200k a year. My job is very stable as we had the best year in the companies history. My credit score is 743 and I pay off my credit cards every month. I am a very responsible borrower who has never missed a payment on anything. I am putting 15k of my own money into the start up funds of this business and need another 9k. Please feel free to ask any questions. Thank you for funding my loan.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	46
Revolving Credit Balance:	$106,053.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What types of vehicles do you plan to purchase?	They are GEM cars (Global Electric Moter Cars). They are street legal Low Speed Vehicles. Much like a golf cart, but street legal on 35 mph roads. They are really cool looking and are an alternative to a slow golf cart.
Could you please explain the amount and circumstances of your last delinquency? Thanks.	Thank you for the question. I'm not sure that I have ever had a delinquncy. If I ever paid a bill past the due date, it was an oversight, not because I did not have funds. I have always had a steady job and income. Thank you for funding my loan.

Member Payment Dependent Notes Series 625234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625234	$25,000	$15,425	13.35%	1.00%	December 16, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625234. Member loan 625234 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	4.62%
Length of employment:	< 1 year	Location:	Brentwood, CA

Home town:
Current & past employers:	Wells Fargo Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > Thank you to those who choose to fund this loan. I have used Lending Club before and have never missed a payment and fulfilled my loan obligation.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,594.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wells Fargo, and where did you work prior to that? Would you mind providing the Loan ID for your previous Lending Club loan?	I'm a brokerage associate/licensed banker...Prior to that I worked for another large bank, similar role, for 3yrs. Previous loan was under Member_607490.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	O-$243k V-$310k
Could you please provide more info as to what you plan on doing with this amount?	Consolidate debt and landscaping.

Member Payment Dependent Notes Series 625349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625349	$16,000	$11,150	9.99%	1.00%	December 20, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625349. Member loan 625349 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	signature healthcare	Debt-to-income ratio:	23.64%
Length of employment:	10+ years	Location:	Silver Creek, GA

Home town:
Current & past employers:	signature healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Loan is to pay off negative equity in a home i am selling

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,935.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I am a Nurse Practitioner and My husband is a Manufacturing Engineer. I have no chance of losing my job. I realistically hope to have the loan paid off in less than 2 years. I generally don't like to drag loans out for their full term. I would borrow the money against my car but it is not worth enough. And yes if it is at least 60% funded I will accept.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I think I answered this question already but if I did not please let me know. Thank you!!!

Member Payment Dependent Notes Series 625366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625366	$14,000	$6,050	5.79%	1.00%	December 20, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625366. Member loan 625366 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	ThomsonReuters	Debt-to-income ratio:	1.82%
Length of employment:	< 1 year	Location:	holbrook, MA

Home town:
Current & past employers:	ThomsonReuters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I am a professional who has an MBA. I work for ThomsonReuters as a customer Relationship manager. Prior to that I worked for ten years as an Area Operations Manager for Pitney Bowes. We conducted some home improvement projects in our house and I am looking for a loan to pay off some of the debt we encountered as a result.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,224.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You are currently competing with 337 other borrowers for my money. Please tell us a little about yourself. Specifically, what is the purpose of your loan, what is your position at Thompson Reuters, how stable is your job, Breakdown of your debt which is $13,224 according to Lending Club, rough idea of your household budget (mortgage, loan payments, utilities, etc.) Since this is an unsecured loan us lenders need to try get a level of comfort that we will be repaid. I hope you understand and thank you for any information you provide.	Hello, I am a Customer Relations managager at Thomson Reuters reporting into the VP of Global Operations. The job is extremely stable. I have 14 direct reports. I am married so my household has a duel income so mortgage expenses of 2400.00 a month and utilities range approx 300-400 a month during the winter months. These costs are absorbed through myself and my husband. As for loan payments. We have 1.5 years left on on vehicle payments which are 300+ a month and a student loan of 117 per month. I have my MBA and as you can see from my credit rating I am a very responsible borrower. I hope this helps.
1) Please would you detail (for your entire household) how much CC debt you have if any, is it increasing / decreasing, and do you have a spedific plan to ultimately become debt free? What are the monthly payments on CC debt? 2) What is the amount remaining on your mortgage? How long have you been in your home? What is the current valuation of your home (zillow.com)? Do you have a HELOC? If so, what are your monthly payments on that?	The credit card debt is approx 14k, as the home improvements were purchased using 0% interest cards. The amount is decreasing as we are only paying them off, not adding to the debt. I recently received a better job with a higher annual salary which will aid us being able to pay off this loan. Amount remaining on mortgage is 283000. We have been in our home for 6.5 years and have never missed a payment. The current valuation is low as we bought when the market was at its highest. 258k. No we do not have a HELOC loan. I hope this answers your questions. I apologize for the late response as I am in London on business.
What are your monthly expenses?	2400 in mortgage expenses and and 400.00 min credit card expenses

Member Payment Dependent Notes Series 625388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625388	$15,000	$7,575	10.36%	1.00%	December 20, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625388. Member loan 625388 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	Flowserve Inc	Debt-to-income ratio:	21.68%
Length of employment:	10+ years	Location:	Raleigh, NC

Home town:
Current & past employers:	Flowserve Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,009.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	My job title is a certified Welder for a valve Company.Valves for nuclear power plants and overseas. I would like to pay off the loan the full five years. I would accept the loan partially funded if needed.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I don't owe any mortgage. I own a doublewide moblehome and 3/4 land,already paid off. I own the deed which is in my name and my wife. I don't have a HELOC.I have lived inthe current home since 1985.

Member Payment Dependent Notes Series 625501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625501	$15,000	$14,800	16.69%	1.00%	December 16, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625501. Member loan 625501 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Upsher-Smith Laboratories	Debt-to-income ratio:	12.08%
Length of employment:	1 year	Location:	Maple Grove, MN

Home town:
Current & past employers:	Upsher-Smith Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	60
Revolving Credit Balance:	$18,479.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. The total balance of my mortgage on my home is $197,000. I have no home equity lines of credit. And, the current market value of my home is $225,000. Thank you.
Please detail your lines of credit: amount owed / interest rate / monthly payments. Thanks	I have two credit cards that I am trying to consolidate. Combined I have a balance of right at $15,000 and I am paying $450/month. At this amount I am making little to no progress paying them off and would like to take this loan and know that it will be paid off in 5 years. Thank you.
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 350 borrower loans listed daily; all hope loan 100 pct funded. Reality: Not enough participating small lenders $ available to fully fund every loan. When 14-days listing time expires, loans exceeding 60 pct funded automatically eligible to be issued. If your loan exceeds 60 pct, or more, funded will you accept partially funded loan? (Funding pace $ quickens as loan expiration date/time approaches and After 6-months on time payments, borrowers automatically are eligible to relist loan for unfunded $ amount or new loan and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Hi! (1) I am a chemist for a pharmaceutical company. I work in a laboratory testing outgoing samples. (2) At this time, I do not have any intentions of paying the loan off early. If funded at 100%, I would more than likely take the 5 years to pay if off. (3) It is my preference that it gets 100% funded. I'm not yet sure whether I would take the loan if it were not at 100%. Thanks.

Member Payment Dependent Notes Series 625685

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625685	$17,000	$10,425	5.79%	1.00%	December 16, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625685. Member loan 625685 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Dell	Debt-to-income ratio:	16.87%
Length of employment:	< 1 year	Location:	Owosso, MI

Home town:
Current & past employers:	Dell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I plan on paying this off much sooner than the allotted 3 years. I was just looking for a way to lower the interest amount accrued as I was paying this off. Aside from this debt, I have a very small amount of school loan left, an auto-payment, and a home payment, so my fluid funds are dedicated to paying this off in a short amount of time (<1 year).

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,805.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625718	$16,000	$16,000	15.95%	1.00%	December 20, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625718. Member loan 625718 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Omnilink	Debt-to-income ratio:	9.70%
Length of employment:	< 1 year	Location:	MARIETTA, GA

Home town:
Current & past employers:	Omnilink
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,264.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625751	$23,500	$17,875	20.03%	1.00%	December 16, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625751. Member loan 625751 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,767 / month
Current employer:	Sullivan & Worcester	Debt-to-income ratio:	22.91%
Length of employment:	6 years	Location:	Bronx, NY

Home town:
Current & past employers:	Sullivan & Worcester
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,745.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	My position is as a Legal Secretary. I am hopefull that I would pay the loan off anywhere between 3 or 4 years if not sooner. I will accept a partially funded loan
Lenders will be more willing to invest if your provide a summary for why you are seeking the loan--also providing details as to the delinquency noted on your credit history.	I am seeking the loan to pay-off high interest debt. I am currently helping out my son who has custody of his son and had been unemployed for several years. Fortunately he is now employed and so I foresee my financial status becoming more solid, but I still wish to payoff high interest debt with the lower interest being offered by the Lending Club.
Would you please describe your job and your debts? Thank you.	High interest credit cards, some of which due to the economy were increased.
Please let us know your debts by type, interest rate, total balance, and current monthly payment and I'll be happy to fund your loan! Example: Visa / 15% / $6,326 / $125 Thanks and good luck getting funded!	Credit cards at interest rates of up to 25 percent some higher. Several of these were raised due to the economy when lenders started to raise the interest rates. The balance on each is about $1,000 and there are about 5 store credit cards and about 4 visa and master cards. My son was unemployed and I had to help him out financially. He is now gainfully employed, however I wish to pay these off and destroy them and just have one emergency card.

Member Payment Dependent Notes Series 625773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625773	$16,000	$11,325	12.23%	1.00%	December 16, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625773. Member loan 625773 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	appliance direct	Debt-to-income ratio:	12.03%
Length of employment:	5 years	Location:	cape canaveral, FL

Home town:
Current & past employers:	appliance direct
Education:

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan so that I may purchase a semi-truck for the purpose of owner-operator. I am currently pre-employed and the company is waiting for me to obtain a semi-truck. Once I have this truck, I can lease to begin hauling abundant loads for more pay. Thank you for considering me

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,303.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balince owed is $109,472.50 . I do not have a HELOC or any other liens on the property. Per zillow it is $105,000.00, im not sure how accurate that is.
Your Revolving Credit Balance seems high for your monthly income. Please explain.	I only owe about 1,000 $ between 2 credit cards. and my gross household income is 6,100 $ per month. witch is only 16%
Your revolving credit balance shows that you owe $3303.00. What is that from?	i have answerd this question did you not recieve it??
Your balance shows $3300, but you said you only owe $1000. So there is a discrepancy in what you said and what your information shows. Please explain.	I am not sure where that info came from . but i know for a fact that i only owe $1,100 between 2 creditcards.

Member Payment Dependent Notes Series 625946

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625946	$10,000	$10,000	13.72%	1.00%	December 16, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625946. Member loan 625946 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	state of ohio	Debt-to-income ratio:	22.83%
Length of employment:	2 years	Location:	lorain, OH

Home town:
Current & past employers:	state of ohio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,138.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	I work for the state of Ohio as a Correctional Officer. I im planning to pay off this loan in 3 to 4 years. Thank you

Member Payment Dependent Notes Series 625947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625947	$24,000	$23,375	17.43%	1.00%	December 17, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625947. Member loan 625947 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,476 / month
Current employer:	Federal Management Company, Inc.	Debt-to-income ratio:	21.35%
Length of employment:	< 1 year	Location:	Billerica, MA

Home town:
Current & past employers:	Federal Management Company, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	47
Revolving Credit Balance:	$22,831.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Federal Management Company, Inc. and where did you work prior to that?	I am a property manager for a 302 unit elderly/disabled housing development in Worcester, MA. Previous to this job, I had retired at the end of 2008 and decided that retirement was not what I thought it would be. I returned to work with federal Management on 6/21/10. Prior to that I worked for CMJ Management Company located at the Bayside Ofice Center, 150 Mount Vernon St. Dorchester MA in the same field Property Management for 30 years.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster.	I scanned over these documents on Thursday

Member Payment Dependent Notes Series 626002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626002	$25,000	$15,950	13.72%	1.00%	December 17, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626002. Member loan 626002 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Southwest Florida Home Care	Debt-to-income ratio:	24.05%
Length of employment:	< 1 year	Location:	Estero, FL

Home town:
Current & past employers:	Southwest Florida Home Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,330.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the debt you will consolidate with this loan. thanks!	$14000, 29%, $500 per month $5600, 29%, $200 per month $4850, 29%, $165 per month

Member Payment Dependent Notes Series 626035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626035	$24,000	$15,125	17.43%	1.00%	December 17, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626035. Member loan 626035 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	10.84%
Length of employment:	10+ years	Location:	OLD BRIDGE, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > my friend owns a bar where he is behind on taxes. the state is going to auction off the license unless he gets $25,000 by friday. With this money, i"m going to invest in the bar and become a part owner. Borrower added on 12/10/10 > the date was pushed back to the 16th of december.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1971	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	56
Revolving Credit Balance:	$12,345.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
To enable investors to make an informed decision, please provide a detailed loan description. What is the source of your income?	I am a real estate appraiser. I have worked for the same company since 2002. My wages have increased yearly. I have a steady income. I also have my real estate license to make extra money on the side
And what do you plan to do with the proceeds of this loan?	My friend owns a bar. He is in trouble of losing it for back taxes which his ex-wife never paid. With this loan I will be a percentage owner.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	I tried calling. Had to leave a message, waiting for someone to call me back
Is your friend's sole owner of bar now? Elaborate as to its profitability. What percent ownership and rights & duties as co-owner?	yes he is sole owner. the bars profits have been reduced due to the economy, but it is a profitable business. SInce it is my friend and i'm helping him, I will be 49% owner with responsibilites of the bar, hiring, inventory and promotions. His responsibility will be the kitchen, since i have no experience in a kitchen at all
Just noticed, today is Friday. 29% funding. Will you be at the auction?	It got extended until the 16th. so we have a couple more days.
Last 2 questions. How will this loan payment fit into your monthly budget? And how many years do you expect to keep the loan?	I am going to work some shifts so the tips i receive will more then cover my monthly fee. Hoping to have it paid off in less then 2 years
Hello, I make loans to small business owners or at least try to utilizing this system and bypassing the bank. After reading about the situation with the bar I am interested in funding your loan in full and getting a hold of the owner him self would you be willing to contact each other by phone? or personal email?	I'm in aruba until Friday afternoon. You can call me at 908-296-5417 after friday 4pm. the owner's name is james downey 908-251-2636 Thank you very much Brian

Member Payment Dependent Notes Series 626163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626163	$15,000	$10,025	15.20%	1.00%	December 17, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626163. Member loan 626163 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	watson electrical construction co	Debt-to-income ratio:	20.37%
Length of employment:	10+ years	Location:	winterville, NC

Home town:
Current & past employers:	watson electrical construction co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	42
Revolving Credit Balance:	$12,157.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The house is in my wife name. She had it before we got married & I sold mine. Me & my wife just got married in march. So after we got married she got on my insurance so to make up for difference she pays the house payment. All I pay is the light bill & cell phone bill. If all possible I would rather not bring the house into this since it is in her name. I do not know the value of the house or the amount of house payment. I hope this is some help to your question & want make u decide to deny my loan. I would just rather not bring the house since this is my suitation. Hope u understand my reason. Thanks Jack
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	I work for a electrical contractor. My position is a mechanic. My company breaks it down as helper, mechanic, foreman with the helper begin the lowest unexperience person. I have been with this company for 11 years. I pull wire, run pipe, put in electrical devices,wire up lights, read blueprints,install fire alarm devices & pull wire for the fire alarm too I am hoping if i get the full amount of the loan i can pay it off in 4 to 5 years or maybe sooner. If I get the full amount of the loan & then I can pay off what I had planned. Which i will be saving bout $100 to $200 dollars a month. Then after a few months i get me a little extra money saved up I can take that extra $100 to $200 & apply it to this loan Yes if it is 60 pct or more i will accept it if the payment isn't to high & I can afford it with the bills that i was going to pay off that i have left. Hopes this answer your questions & thanks Jack
Can you tell us what kind of income your spouse earns?	I don't know what kind of income my wife earns. She dont know mine & and I don't know hers. I pay my bills & she pays her bills. We still have seperate bank accts

Member Payment Dependent Notes Series 626211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626211	$14,000	$7,100	6.91%	1.00%	December 20, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626211. Member loan 626211 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	APR	Debt-to-income ratio:	11.64%
Length of employment:	2 years	Location:	Staten Island, NY

Home town:
Current & past employers:	APR
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,348.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	Approximately $900/month

Member Payment Dependent Notes Series 626233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626233	$19,200	$19,200	18.17%	1.00%	December 21, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626233. Member loan 626233 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Select Energy Services	Debt-to-income ratio:	18.41%
Length of employment:	6 years	Location:	evans, WV

Home town:
Current & past employers:	Select Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > consolidating all credit cards into one monthly payment

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	48
Revolving Credit Balance:	$10,469.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	total balance is around 160,000 home apraised for 180,000 3 months ago
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	bank of america 5600 15% 140.00 Chase 800 18% 50.00 Citi financial 3600 24% 163 Wells Fargo 5800 16% 130 old navy 800 20% 40.00 kohls 250 25% 25.00 Citi bank 1800 15% 59.00 Thess are accounts are my wives and mine. I am a pipeline construction pipeline foreman for select energy. If you have any more questions feel free to ask thanks
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	See above for debts being consolidated. 1100 a month morgage, 180 a month insurance, 679 car payment, around 400 in utilities. 200 amonth in phone and internet, around 500 amonth in food. I have a savings account that i deposit 400 a month into. Also i am a pipeline foreman for select energy.
What was your delinquency 48 months ago?	To be honest i cant remember but i think i was late on a payment that i thought i had already made.
Mountaineer, My questions: (1) Reply to earlier lenders question was ..."These accounts are wives and mine"... Unless you have two or more wives (plural) concurrently, I believe you mean wife's (singular). Correct? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Yes i only have one wive dont think i could handle more than one if you know what i mean!!!! Yes i would take loan if not fully funded
The interest rate across all your credit cards listed above is currently 17.53% while this loan is offered at 18.17%. Why would you choose to pay more interest?	i understand that, but it is easier to bite the bullet and pay alittle more money so that these bills will be on one payment and will be paid off in 5 years or less

Member Payment Dependent Notes Series 626248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626248	$9,700	$9,700	8.88%	1.00%	December 15, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626248. Member loan 626248 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,700 / month
Current employer:	CAR MARKET LLC	Debt-to-income ratio:	0.96%
Length of employment:	1 year	Location:	PEMBROKE PINES, FL

Home town:
Current & past employers:	CAR MARKET LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,500.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	US$3,900.00
Are you telling me you have $800.00 left over after your expenses of $3900?	Yes, + or -, average.

Member Payment Dependent Notes Series 626281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626281	$15,000	$9,600	12.23%	1.00%	December 17, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626281. Member loan 626281 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	asi constactors	Debt-to-income ratio:	18.00%
Length of employment:	1 year	Location:	pueblo west, CO

Home town:
Current & past employers:	asi constactors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Myself and my wife relocated because of work. We put our house up for sale and it has been on the market for 10 months. We only had a few people look at it and only 2 offers. So we have been making our house payment and utilities for 2 homes for the last 10 months and never been late on either home. We finally recieved a decent offer on the home but it is less than what we needed to pay the realitor and the closing cost. However the payment for the loan that we need to pay the realitor and closing cost is 700 dollars less a month than we have been paying for the last 10 months. We are just ready to close that chapter of our life and move on with our 2 young children. We relocated because we were offered a very dependable and well paid job. We both have great jobs I'm a foreman at my job and my wife works in the healthcare field which are both very dependable field. We are both hard workers. We have worked very hard to build our good credit. We have already owned and paid off a home and several vechiles so we are very dependable and never late on our payments. Borrower added on 12/03/10 > One of the problems with saleing the house has been that it is located in a very small town with the population of 7,000. So there are not to many buyers and the market is very slow. Borrower added on 12/08/10 > Our closing date on the home is December 20th, 2010. All inspections and appraisal is back and everything is good. Thank you for your assistance.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,316.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of the loan is 121,282.46. The last appraisal we got was for 130,000. Hope this answers your questions.

Member Payment Dependent Notes Series 626291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626291	$16,000	$16,000	8.88%	1.00%	December 17, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626291. Member loan 626291 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	The Cimarron Group	Debt-to-income ratio:	7.26%
Length of employment:	1 year	Location:	Santa Monica, CA

Home town:
Current & past employers:	The Cimarron Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I want to consolidate my debt to an affordable payment, where I'm not paying a ton of interest. Borrower added on 12/04/10 > If anyone is worried about the monthly payment, I assure you that I am almost paying the same in credit card bills. By taking this loan, I will actually be paying off my debt instead of a small fraction of it. Borrower added on 12/04/10 > If anyone is worried about the monthly payment, I assure you that I am almost paying the same in credit card bills. By taking this loan, I will actually be paying off my debt instead of a small fraction of it. Borrower added on 12/04/10 > My Monthly budget is about $1500. I have a steady job. Borrower added on 12/05/10 > I'm single with no children. I also do not have any school or automobile debt.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,699.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Cimarron Group, and where did you work prior to that?	I'm an assistant editor. Before I worked at the Cimarron Group. I was a freelance assistant editor that worked on a reality television show.
I have the following questions: 1. You ask for $16K, but the LC listing indicates you have only ~8K outstanding debt. 4. Can you please, provide a breakdown of the debt you are trying to consolidate along with the interest rates. Thank you!	I answered a question similar to this above.
1. The LC application shows you have only 10K revolving credit and yet you ask for 16K. How do you explain the discrepancy? 2. What are the balances and the rates of the debt you are trying to consolidate? 3. What are your monthly expenditures? (rent, utilities, groceries)? Thank you and good luck!	Chase - $3438. APR 27.24% Chase - $3338. APR 16.24% Discover - $2413 APR - 17.24% Citi - $1087 APR - 29.99% I answered my monthly expenditures in an earlier question. I wanted to make sure I get around $11000 to pay off my full CC bills. If I do end up getting the full 16K I will be purchasing a computer to help me with work. Again, I will paying a much better interest rate instead of just using a credit card.
$1500 a month budget in Santa Monica sounds suspicious. Rent/mortgage? Car insurance? Food? Utilities? Entertainment?	I share a 2 bedroom apartment with 2 roommates. I live in a smaller space, so I pay $360 for rent and bills and utilities. My phone bill is $120. My car insurance is $200. I try to keep a food budget of $10 a day. so It's around $300 a month. my credit card bills are around $400. I'll watch an occasional movie. I won't have any other bills to attend to in January. so my budget is around $1500.

Member Payment Dependent Notes Series 626302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626302	$20,000	$15,800	12.23%	1.00%	December 21, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626302. Member loan 626302 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	First Imperial Credit Union	Debt-to-income ratio:	7.68%
Length of employment:	1 year	Location:	la mirada, CA

Home town:
Current & past employers:	First Imperial Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,755.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My 1st and 2nd total about $530,000 and the value is around $490,000. I know I'm upside down but I'm not giving up on my home, I put $100,000 down when I bought it and about $50,000 in improvements. I want this loan to pay off one of my credit cards and the payment is about the same from what I'm paying today. I just don't want to pay for 15 years when I can pay it in five. Thank you for your interest.

Member Payment Dependent Notes Series 626307

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626307	$9,400	$6,700	6.91%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626307. Member loan 626307 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Eric McGlothen LLC	Debt-to-income ratio:	13.54%
Length of employment:	2 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Eric McGlothen LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I plan to use the funds to payoff high interest credits. I am adamant about being debt free. I am a good borrower because its imperative that I maintain 'good" credit worthiness due to my profession. My family and friends seek me for financial advice and I would like to "walk the walk and talk the talk".

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,992.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you do at Eric McGlothen, LLC?	I am a Senior Tax Accountant; studying for the CPA Exam (whew!!!)

Member Payment Dependent Notes Series 626339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626339	$12,000	$12,000	13.72%	1.00%	December 20, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626339. Member loan 626339 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	United States Army	Debt-to-income ratio:	13.77%
Length of employment:	1 year	Location:	Fayetteville, NC

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I am a soldier and his new wife. I am taking out this loan to consolidate all of our debt as we start our marriage. And to make eacch month easier and each deployment easier. We will be able to pay it off in 3 years rather than 5 by utilizing my deployment pay. We want to take care of the debt responsibly. Borrower added on 12/13/10 > Our debts include mostly school loans and credits cards from the first 3 months before our housing allowance kicked in (rent etc), and some medical bills. We'd appreciate your help as we work toward paying off our debt and having a wonderful start to our marriage.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,929.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) USA Rank? - Pay Grade? - ETS? (Officers are considered "indefinite" ETS.) (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	I'm a Specialist at the moment in language school for Arabic (psychological operations). I do have a college degree so I will be going to OCS at the end of my language training. I am going to be a careerist in the Army.
You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	By my calculations I should have the loan paid off in three years (at the longest). I am going to OCS to be an officer spring of next year. I will serving in the United States Army as a careerist. So I will have a steady income until I retire.
Is your spouse employed and what is her income if not listed above?	My wife is an artist. She consistently makes between $500 to a $1000 each month. I decided not to list her because she works for herself and not a specific company. Her income will also aid the payment on this loan.

Member Payment Dependent Notes Series 626392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626392	$18,000	$10,800	6.91%	1.00%	December 17, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626392. Member loan 626392 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	United States Marine Corps	Debt-to-income ratio:	23.16%
Length of employment:	8 years	Location:	hubert, NC

Home town:
Current & past employers:	United States Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > i am a cancer survivor and am trying to get back on my feet after all the hospitalization this past year.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,423.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for your service. Are you still active duty? Do you qualify disability if you are unable to work?	Trying to stay active. But disability does not apply to my case because there is no proof that the military was the cause I got cancer. Even though I am the first in my family that has ever gotten cancer.

Member Payment Dependent Notes Series 626466

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626466	$10,000	$10,000	9.62%	1.00%	December 16, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626466. Member loan 626466 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Riverbend Financial Group	Debt-to-income ratio:	6.93%
Length of employment:	5 years	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	Riverbend Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I plan to use the funds to do some repair/improvement to my family's home. We have never been late for any payment. Our monthly budget is around $3,000. I am the director of operations for an established financial planning firm with around 500 household clients & my wife is an elementary school teacher. Thank you. Borrower added on 12/07/10 > Edit: Our monthly expenses are around $3,000, but our income is around $4500.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	3
Revolving Credit Balance:	$58,462.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why is your revolving credit balalnce so high?	Most of that is through the equity in our home. We used that to pay off various other balances & other things like purchasing a van when our family increased in size.

Member Payment Dependent Notes Series 626507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626507	$15,250	$10,650	9.99%	1.00%	December 20, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626507. Member loan 626507 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Lawrence Livermore National Labratory	Debt-to-income ratio:	18.59%
Length of employment:	10+ years	Location:	Stockton, CA

Home town:
Current & past employers:	Lawrence Livermore National Labratory
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,039.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 626580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626580	$6,000	$5,900	5.79%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626580. Member loan 626580 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	International Game Technology	Debt-to-income ratio:	12.61%
Length of employment:	2 years	Location:	reno, NV

Home town:
Current & past employers:	International Game Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I will be using these funds to reinvest in P2P lending. I have been a lender for over 2 years now. I plan to hold this loan for the full 36 months. Thank you.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,777.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	Thank you for your interest. My monthly expenses are: Mortgage + HOA $1000 Student loans $750 Food $400 tv/net/phone $150 entertainment $200 gas, utilities, insurance, etc.. ~$300 Comes out to about $2800 with my take-home monthly pay being about $3500.

Member Payment Dependent Notes Series 626581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626581	$5,000	$5,000	6.17%	1.00%	December 16, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626581. Member loan 626581 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.83%
Length of employment:	n/a	Location:	Portland, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I have excellent credit. I have never defaulted on a loan or have even sent in any late payments.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,262.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 626717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626717	$25,000	$16,875	13.35%	1.00%	December 20, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626717. Member loan 626717 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	General Atomics	Debt-to-income ratio:	6.02%
Length of employment:	< 1 year	Location:	Spring Valley, CA

Home town:
Current & past employers:	General Atomics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,638.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Home Loan is 135K, value is 129,500. heloc 20k (which will be paid with this loan).
what was the inquiry in the last 6 months?	i don't understand what "inquiry" this question is regards to.
Member_803090's Credit History (as reported by credit bureau on 12/3/10)Credit The above report shows you have had 1 delinquincy within the last 6 months. It is under the MEMBERS PROFILE ON THE LEFT SIDE OF YOUR CREDIT CHECK. Also where were you employed before this current job and how long were you unemployed between jobs and for how long.	I'll have to look into what the delinquency the report is showing; I was not aware of any delinquency on any of my loans. My previous job was with Deloitte & Touche, I was there for over 20 years. I was unemployed for 9 months. In that time I finished my bachelors degree and prepared tax returns as a side business (I am an enrolled agent).
Please list the balances, APRs, and montly payments for the cards you intend to pay off with this loan. Thanks!	BofA - HELCO, Balance $25,000~, 5.75%, Min mo pmnt $150~. I am refinancing my mortgage into a mortgate 3% less than my current morgtage. I have to first pay off the HELOC in order to finalize the refi.

Member Payment Dependent Notes Series 626736

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626736	$5,000	$5,000	10.36%	1.00%	December 21, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626736. Member loan 626736 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	61st corporation	Debt-to-income ratio:	4.23%
Length of employment:	2 years	Location:	bronx , NY

Home town:
Current & past employers:	61st corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,830.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you do at 61st Corp? Also, explain the delinquencies.	I am an accounts receivable representative for physicians at Columbia Presbyterian Hospital. 61st street Corporation provides service oriented Human Resource and Payroll services to physicians and their faculty practices. I don???t work for 61st corp, I work for the physicians at the hospital but due to the high amount of employees at the hospital, they outsource for human resources/ benefit needs.

Member Payment Dependent Notes Series 626737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626737	$5,000	$5,000	6.17%	1.00%	December 17, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626737. Member loan 626737 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	Chicago Franchise Systems	Debt-to-income ratio:	2.00%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Chicago Franchise Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This is a delivery scooter called Auto Moto, it is for a sucessful downtown Chicago franchise. Borrower added on 12/13/10 > This is an approved loan, I currently have a 780 credit score. I have never been late on any payments ever. My restaurant currently grosses 1.2 million dollars per year and i have a 100k + salaried career. Very low risk loan

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,290.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
$136,800 earnings per month and you need a $5k auto loan?	That is annual income, I changed it twice but it stayed at monthly I am vice president of Als Beef and Nancys Pizza. This vehicle loan is for a delivery vehicle
What are your monthly expenses?	Buisness or personal?
Again, why do you need a $5000 loan when you make more than $11,000 per month? Why not just pay cash? Are you spending your money as fast as you receive it?	im not spending the money as fast as i receive it, i have invested quite a bit of money into building my restaurant so in an effort to optimize cash flow i would rather finance the scooter. Interest rates are low

Member Payment Dependent Notes Series 626757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626757	$18,000	$18,000	14.46%	1.00%	December 17, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626757. Member loan 626757 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Autodesk Inc	Debt-to-income ratio:	11.53%
Length of employment:	1 year	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Autodesk Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > My wife is freelance and makes about $250,000 per year. Her estimated tax payments were recalculated and we have a $32,000 tax bill. It is cheaper for me to get a loan for our $18,000 shortfall than to cash in my Employee Stock Purchase Plan early. Borrower added on 12/06/10 > I realize that three late payments are showing on my credit report. A couple of years ago I was having a lot of problems with mail not being delivered and so these payments were late. Since then, I've moved and I now get my mail - plus I've automated all my monthly payments. I pay all my bills - hence my credit score being well over 700.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	14	Months Since Last Delinquency:	20
Revolving Credit Balance:	$271.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum month payment amount) for all debts to be consolidated. If your gross income is $15K/month, why do you need to borrow $18K? Who was your prior employer and for how long? Please explain the three delinquencies (one in the last 20 months) on your credit history.	There is only one debt - my wife is freelance, makes around $250,000 per year, and her estimated tax payments were just recalculated. We owe $32,000, and I can only find $14,000 at short notice - it's cheaper for me to take out a loan for the difference than to cash in my Employee Stock Purchase Plan. A couple of years back I was having trouble with mail going missing, and as a result I had three late payments. Since then I've moved, and all my monthly payments are automated.
Your credit history shows very little debt, $271. What are you consolidating? Can you please explain your three delinquencies?	There is only one debt - my wife is freelance, makes around $250,000 per year, and her estimated tax payments were just recalculated. We owe $32,000, and I can only find $14,000 at short notice - it's cheaper for me to take out a loan for the difference than to cash in my Employee Stock Purchase Plan. A couple of years back I was having trouble with mail going missing, and as a result I had three late payments. Since then I've moved, and all my monthly payments are automated.

Member Payment Dependent Notes Series 626762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626762	$15,000	$9,125	6.17%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626762. Member loan 626762 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,436 / month
Current employer:	Teledyne Brown Engineering	Debt-to-income ratio:	1.85%
Length of employment:	10+ years	Location:	Huntsville, AL

Home town:
Current & past employers:	Teledyne Brown Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,201.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626775

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626775	$7,800	$7,800	9.99%	1.00%	December 16, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626775. Member loan 626775 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	lockheed martin aeronautics corp.	Debt-to-income ratio:	11.06%
Length of employment:	10+ years	Location:	riverside, CA

Home town:
Current & past employers:	lockheed martin aeronautics corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,147.00	Public Records On File:	1
Revolving Line Utilization:	54.30%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you need this loan for their is no description listed. Also, what do you do at your job and what are your current duties?	im going to pay off my 401-k loan,and in 30 days i will borrow enough from my 401-k to pay this loan back-should take about 6 weeks, and ill have enough left to pay off some things and do a littl work in the house. the rest ill pit in the bank for emergencies. at work im a sheet metal mechanic for lockheed martin. making parts and assemblies and doing rpairs and mods. on military aircraft.
What do you for Lockheed Martin? What office do you work out of? How long does your current contract run? Can you explain the delinquencies and public record? Please provide your expenses and explain the purpose of the loan.	im a sheet metal mechanic.i work at the palmdale ca. plant known as the skunk works.we have contracts that have been going for years and others that will be going for years. ive been there over 25 years. ive had a tough couple of years because of the economy and some unexpected emergencies. but i am current on my house payment,car payment and credit cards. ill pay off my 401-k and in 30 days borrow enough from the 401-k to pay back this loan and then take care of some other things with the rest of it.

Member Payment Dependent Notes Series 626799

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626799	$15,000	$9,150	5.79%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626799. Member loan 626799 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	City of Oceanside	Debt-to-income ratio:	20.91%
Length of employment:	7 years	Location:	Vista, CA

Home town:
Current & past employers:	City of Oceanside
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I would rather pay back peer to peer lenders than a credit card company. Thank you. Borrower added on 12/14/10 > This is a debt consolidation loan. I am not in any financial trouble. I am a law enforcement professional with a steady paycheck. I am looking forward to the opportunity to pay off my debt on a specified timeline. Lending Club offers me a smarter plan for becoming debt-free.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,020.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us what precisely this loan is for, and why you prefer to borrow the money rather than use any savings you may have. Also, is your credit card debt increasing/decreasing over time?	This loan is to consolidate debt on high interest credit cards. The original debt did increase over time, but we are no longer using credit cards. A Lending Club loan would decrease the debt over time because it offers a fixed repayment plan. Thank you for your consideration.

Member Payment Dependent Notes Series 626812

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626812	$6,350	$5,275	5.79%	1.00%	December 20, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626812. Member loan 626812 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	School District of Lee County	Debt-to-income ratio:	5.24%
Length of employment:	3 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	School District of Lee County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Purchase

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,658.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain how this money will be used. Thank you.	A family vacation.
Can you share what the purchase is?.	A family vacation.

Member Payment Dependent Notes Series 626851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626851	$5,000	$5,000	6.91%	1.00%	December 21, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626851. Member loan 626851 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Hawkeye Construction	Debt-to-income ratio:	10.48%
Length of employment:	2 years	Location:	Baltimore , MD

Home town:
Current & past employers:	Hawkeye Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,015.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You show 18K in revolving credit balance, but are looking for just 5K for loan consolidation. What are the balances and rates of the CC debt you are trying to consolidate with this loan as well as the ones you plan on keeping on your credit card. Thank you!	The larger part of that balance is financing for my motorcycle. The dealer got my financing through HSBC and Kawasaki, it was a credit card. I am trying to pay off two cards that total up to $5 K. One card is a 29% rate from when i was in college. The bike needs to be switched to a loan. I talked to a few banks, and if i can get these paid off. They will refinance my bike with an actual loan, thus allowing me to not have so much in credit debt.

Member Payment Dependent Notes Series 626895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626895	$12,500	$12,500	6.17%	1.00%	December 21, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626895. Member loan 626895 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,819 / month
Current employer:	Tallahassee Community College	Debt-to-income ratio:	2.59%
Length of employment:	4 years	Location:	Tallahassee, FL

Home town:
Current & past employers:	Tallahassee Community College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,732.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Is the income you show per month based upon a 9 month contract or a 12 month contract? Wishing you the best.	My income is based on 12 months.
Can you please list all debts, including balance, interest rate, and monthly payment? What do you do for Tallahassee Community College and how stable is your job?	I am a college administrator, and my job is very stable. Debts are: 1) Home Mortgage 2) Two Credit cards (being consolidate through this loan) I have no car payments or other debt.
Could you please share your current occupation with us? Thanks. Also, do you plan on verifying your income through LC?	I am a college administrator, and I have no hesitation with permitting income verification.

Member Payment Dependent Notes Series 626947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626947	$12,000	$12,000	15.20%	1.00%	December 15, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626947. Member loan 626947 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	sur la table	Debt-to-income ratio:	19.58%
Length of employment:	2 years	Location:	santa clara, CA

Home town:
Current & past employers:	sur la table
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	27
Revolving Credit Balance:	$8,408.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance of mortgage:$236000; no HELOC owed. Value currently $305K.

Member Payment Dependent Notes Series 626986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626986	$5,500	$5,500	6.91%	1.00%	December 17, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626986. Member loan 626986 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	Lehigh University	Debt-to-income ratio:	22.12%
Length of employment:	3 years	Location:	Bath, PA

Home town:
Current & past employers:	Lehigh University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,612.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627014	$8,525	$8,525	6.54%	1.00%	December 16, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627014. Member loan 627014 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	Equity Residential	Debt-to-income ratio:	5.00%
Length of employment:	2 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Equity Residential
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > The reason I am seeking a loan through Lending Club is simple- just trying to pay off some high interest credit card debt. The amount of this loan represents the sum total of all of my debt. I've been carrying a balance for many years and am finally trying to just get it paid off. If you invest in my debt you WILL see a return. I would much rather pay a reasonable interest rate back to some honest individual investors than the 15%-20% I've been paying back to the banks for a long time. I've got a strong credit history with no delinquency...if they saw their money then you will most certainly see yours. I am also in very stable employment. I work for the largest REIT in the U.S.- Equity Residential (ticker= EQR) as a property manager in the SF Bay Area which is a market they are continuing to grow in. I've worked there for 2.5 years now- I don't plan on going anywhere, and I don't believe Equity will be either. I earn a modest but comfortable salary- plenty enough to afford the monthly requirement for this loan- just not enough to pay off $8500+ in debt so quickly at 15-20% interest every month. I don't have a lot of other expenses- I'm single, no kids, my car is paid for, and I rent an apartment with a roommate. Paying this off is my singular financial focus and will be until it is done. Invest in me and you won't be sorry. Thanks!

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,843.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you doing at Equity Residential?	I have worked for Equity since June 2008 as a residential property manager. I manage the on-site maintenance and leasing staff at an apartment community in Palo Alto, CA. I rent apartments, facilitate move outs and security deposit dispositions, do bookkeeping, marketing, field complaints from residents. I wear a lot of hats here- mediator, salesman, pet-sitter, fireman (believe it or not), janitor, psychiatrist etc...the list could go on. I like my work and plan to do it for a while...
Since you are asking for a loan, it's advisable to provide, as detailed as possible, the purpose of the loan and how you plan to repay it. That way, you will get more people interested in funding your request.	The purpose of my loan is purely to reconsolidate all of my high interest credit card debt. I have a clean and very solid history of credit use- never missed a payment- but am tired of paying exorbitant interest rates back to the bank. I earn a modest, but comfortable salary, including monthly commissions. I plan to use these in conjunction to pay down my loan in a timely fashion. I also have emergency funds in money market and savings accounts to use as a cushion and can access them quickly if need be to repay my loan. The full amount of the loan represents very nearly the full amount of my outstanding debts on 3 lines of credit. My goal is to eliminate my debt so I can more effectively save and reinvest my earnings- perhaps back into Lending Club!
You ask for $8K, but the LC listing indicates you have only ~3K outstanding debt. Also, can you please, provide a breakdown of the debt you are trying to consolidate along with the interest rates. Thank you!	I can't speak to the LC listing because I can't see what you do, but I know for a solid fact that there are three payments I am required to make every month. I added up the full balance on all three and they equal out to around $8500. Discover- Balance of $4,038.71, APR 15.99% B of A Visa- Balance of $3,832.18, APR 12.99% GE Financial Services- Balance of $700, APR 29.99% GE is through a local mattress store where I bought some furniture- thus the really lousy rate. The other two are my credit cards.

Member Payment Dependent Notes Series 627028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627028	$9,600	$9,600	5.42%	1.00%	December 16, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627028. Member loan 627028 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	San Francisco Chronicle	Debt-to-income ratio:	1.68%
Length of employment:	10+ years	Location:	San Leandro, CA

Home town:
Current & past employers:	San Francisco Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,056.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the San Francisco Chronicle?	I am an assistant editor for the San Francisco Chronicle's Business section.
Hello. I cannot invest in your loan unless I have some idea how you intend to use the money. Your current revolving debt is only $4,056. Best regards.	Because I modified my mortgage to lower my payments in the first quarter of this year, less money is going toward my upcoming property tax bill by approximately $2000. My home is currently underwater by about $150,000 so I have no equity. There are a few home repairs that need to be done including the need for a new garbage disposal, garage door and electrical box. I estimate that all to cost $2000.

Member Payment Dependent Notes Series 627236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627236	$12,000	$7,525	6.54%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627236. Member loan 627236 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Prime Deli Corporation	Debt-to-income ratio:	15.16%
Length of employment:	2 years	Location:	Arlington, TX

Home town:
Current & past employers:	Prime Deli Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Loan is for consolidation of credit cards.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,037.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627274

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627274	$10,000	$9,425	10.36%	1.00%	December 20, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627274. Member loan 627274 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Third Federal Savings and Loan	Debt-to-income ratio:	7.38%
Length of employment:	4 years	Location:	naples, FL

Home town:
Current & past employers:	Third Federal Savings and Loan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I have a steady job as a loan administrator, with very good credit. I always pay my bills on time and am never late. I plan on using these funds to pay off credit card debt and hope to pay off the loan within the next 6 months or so. Borrower added on 12/07/10 > As you can see I have been approved, I just need funding before time expires, please help me out so I can use this money to payoff these credit cards that I have. You will make out and so will I, as I always pay my debts on time, am never late or missed any payments that I have. I will pay this loan off as soon as possible and you all will make money off of this as well. Borrower added on 12/09/10 > if you want to make money, invest in my loan. I always make my payments on time and i am never late. I need to get the full $10,000 by the end of the funding period so I can payoff my credit cards, otherwise this will do me no good. I will payoff the loan as soon as possible before the 5 years is up. Borrower added on 12/10/10 > I really need to get to the full $10,000 before the time expires in one week, so please invest to help me get there, otherwise it will do me no good. You will make money in return from me. I always pay my bills on time and will have this loan paid off asap. Thanks!! Borrower added on 12/11/10 > Time is ticking away, someone make a big investment please as I need to get the $10,000 amount before time expires to payoff my credit cards, I will have the loan paid off asap and you wil make money from me in return. Borrower added on 12/13/10 > my monthly payment in credit cards is about $325.00 that I make every month so with this credit card loan for $10,000 mu payment would be only $215 a month, but I need your help to fund this loan so I can get the $10,000 by the end of the week. making the monthly payments would be a breeze and a no brainer for me, so please invest in my loan you you will make money in return!! Thanks Borrower added on 12/18/10 > got about 5 hours left, thanks to all the investors so far that have contributed, almost there help me get all the way to $10,000.00 thanks everyone!!!

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,968.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here.I have 5 credit cards, 4 will be paid off with balances of 950.00 11%apr, 650.00 15% apr, 1925.00 20%apr and 3425.00 6.74 apr which I dont have the credit cards anymore on. The one credit card I do have is the one I'm keeping, balance of about 4000 of which I am going to pay about $2500 from the proceeds of this loan which I hope to pay off in full (the loan) within 6 months.
Hi. Although you are planning to pay off with in 6 months, why are you applying for 5 years loan?	Type your answer here.I want to keep my monthly payment down to a minimum amount. My plan is to pay it off all together in 6 months but that may not happen so I would like to keep the monthly payments down until the loan is paid off in pull.
HI, you realize that lenders don't really want you to pay off the loan particularly soon. If you don't get it now, try again, and say you'll hold the loan for at least 3 yrs. If you promise to hold it longer, i'll invest more. Sound Good?	my goal would be to pay it off asap, but I will most likely keep it open for at least 3 years if not longer at this point.

Member Payment Dependent Notes Series 627320

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627320	$15,000	$9,800	6.54%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627320. Member loan 627320 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	city of virginia beach	Debt-to-income ratio:	12.37%
Length of employment:	9 years	Location:	virginia beach, VA

Home town:
Current & past employers:	city of virginia beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > 740+ credit score never a missed/late payment desire to consolidate a few smaller credit cards

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,954.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 627332

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627332	$25,000	$16,600	13.35%	1.00%	December 20, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627332. Member loan 627332 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Cargill	Debt-to-income ratio:	22.50%
Length of employment:	10+ years	Location:	Destrehan, LA

Home town:
Current & past employers:	Cargill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > plans are to use funds to pay high interest rate credit card. we pay all payment on time. have been employed same company for last 11 year reason not longer last company bought out by present or would be 23 years.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,868.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	1. Reliability Lead - working on reliability program for two facilities. 2. hope 3-4 years 3. Most likely will accept a 60% funded load
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am reliability lead work on reliability program at 2 facilities. Total credit card debt 12 accounts totaling $49,600 with interest rates 11% to 28%, payment of $1642/month. Plan to pay for 4 that are over 20% total of $21,362 payments of $960. Remaining $3700 to be applied to next highest interest account. Difference in payment will then be applied to pay more then minimum payment on other accounts to be able to purchase home.
I am interested in funding your loan. Please list the oustanding balances, APRs, and monthly payments of the debts you are consolidating with this loan. Thank you.	Total debt 12 credit card accounts total of $49,633, interest from 11% to 28%, payments $1,642. Plans are to pay off 4 accounts with interest rate over 20% for total of $21,362, payment of $960. Remain funds to be applied to next highest interest rate. Difference in payment would then be applied to pay off other sooner. Thank you for your interest.

Member Payment Dependent Notes Series 627397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627397	$6,400	$4,725	6.54%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627397. Member loan 627397 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,858 / month
Current employer:	Copart	Debt-to-income ratio:	16.07%
Length of employment:	1 year	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	Copart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Debt consolidate for a job transfer that ended up being more costly than expected Borrower added on 12/04/10 > Correction to above notes: Recently promoted to Miami from the Orlando area, looking to consolidate moving cost's for a more manageable payment amount/interest rate. Borrower added on 12/05/10 > Assistant General Manager, prior worked for a company called Pure Fishing (part of the Jarden Family of Companies) as a Logistic's Analyst. I'm part of a GM trainee program for my current company and in the second Step of the Process. There are a total of 3 Steps, and looking to move into the third and final step by end of end 2011.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,281.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Copart and where did you work prior to that?	Assistant General Manager. I'm currently in a General Manager training program, and in the second step of the process. Within a year's time I will be looking for available opportunities to taken on full General Manager Responsibility. Prior to Copart, I worked for a company called Pure Fishing. Pure Fishing is a subsidiary of the Jarden Corporation. I was a Logistics Analyst in their FTZ distribution center. Great Job, but had just graduated from College and wanted to get out and experience other parts of the country, and that opportunity did not grant me that possibility. Please feel free to ask any other questions.

Member Payment Dependent Notes Series 627441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627441	$10,000	$5,025	6.17%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627441. Member loan 627441 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Yes	Debt-to-income ratio:	2.65%
Length of employment:	3 years	Location:	Denver, CO

Home town:
Current & past employers:	Yes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I would like to take my family members on a nice vacation without using credit cards. I have a very steady income. Thank you! Borrower added on 12/13/10 > My mother and aunt are aging, and I'd like to take them abroad for the first time.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Yes and what do you do there? What do you plan to purchase with this loan? Art	This was inadvertent. I work for TeleTech Holdings as an Auditor.
Employer is "Yes" in your profile. Where are you employed and what do you do there?	This was inadvertent. I work for TeleTech Holdings as an Auditor.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	I'll look into income verification. Below details a typical month's estimated expenses which usually results in approximately 1.5-2.0K disposable income. -Rent/Util: 850 -Auto Insurance: 150 -Fuel: 200 -Phone: 80 -Food: 500 -Entertainment: 300 -Clothing/Shoes/Furnishings: 150 -Gift/Charity: 200 -401K: 500 -My auto is fully paid-off and worth approximately 14K

Member Payment Dependent Notes Series 627446

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627446	$6,000	$6,000	18.17%	1.00%	December 16, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627446. Member loan 627446 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	costco	Debt-to-income ratio:	20.79%
Length of employment:	4 years	Location:	puyallup, WA

Home town:
Current & past employers:	costco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > The loan I'm getting is for my personal expenses of vaction and other serious unexpected expenses.thank you very much

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,534.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627453	$8,000	$8,000	13.72%	1.00%	December 17, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627453. Member loan 627453 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	Farrell Equipment & Supply Co	Debt-to-income ratio:	3.64%
Length of employment:	10+ years	Location:	Eau Claire, WI

Home town:
Current & past employers:	Farrell Equipment & Supply Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I want to pay off my only credit card, one auto title loan and the several medical bills I have accumulated this year.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	12
Revolving Credit Balance:	$454.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What do you do for work and what is your work history? (2) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (3) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (4) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (5) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (6) What is the total balance on your mortgage and any HELOC you owe on your home? (7) What is the current market value of your home? (Use zillow.com if unsure).	I have worked for the same company since Oct 1982 in the office doing various jobs. I have worked in A/R, A/P, inventory entry, compiling monthly reports and I am responsible for the gathering of information so my boss can file the monthy sales tax. I am a hard worker and a great team player. I know I requested a 60 month loan but this is only so my payments can be as low as possble to start to get me through a rough patch I find myselft in. I fully intend to pay the loan off sooner if possible. If I could get $4,500.00 that would help me greatly. I have a Capital One credit card with an interest rate of 15.90% for purchases and 24.90% for cash advances. My monthly payment is $15.00. My current balance on my mortgae is $128,000.00. I am trying to re-finance to a lower interest rate. I believe my house was appraised at $114,000.00 I know my situation looks bleak, but I feel if I could get some help right now, I would be headed on the right path. I have cut many expenses this year and now I'm just trying to get out from underneath.
What actions have you taken (other than requesting this loan and cutting expenses) to further reduce your debt and maintain it at a lower level moving forward?	I've been trying to find ways to bring in more income. I haven't found a second job but I have sold some of my stuff.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I currently owe $128,000.00 on my mortgage - I am trying to re-finance to a lower interest rate. My home was appraised at $114,000.00
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Lender 505570 USMC-RETIRED.	I am going to try to have it paid off in 3 years.

Member Payment Dependent Notes Series 627486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627486	$4,000	$4,000	5.79%	1.00%	December 20, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627486. Member loan 627486 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	n/a	Debt-to-income ratio:	22.50%
Length of employment:	n/a	Location:	Nekoosa, WI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Reverse mortgage on home Borrower added on 12/10/10 > Using funds to purchse minivan Borrower added on 12/10/10 > ask questions & I will answer Borrower added on 12/14/10 > Please note: The Revolving Credit Balance was paid in full in November 2010. Credit report is not up to date Borrower added on 12/14/10 > Please note: the Revolving Credit Balance is $0. It was paid in full in Nov. 2010. I have No credit card debt.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,722.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your monthly income (including payments from the reverse mortgage) and total monthly expenditure?	2,800 per month..no payments from reversed mortgage
Hello, I make loans to small business owners or at least try to utilizing this system and bypassing the bank. A few questions I have for you. do you own a small business? How long have you been in business? What is you business monthly credit card volume? would you be willing to contact each other by phone? or personal email?	I am retired & not in business...I have a pension, annuity & SS

Member Payment Dependent Notes Series 627575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627575	$10,000	$6,150	5.79%	1.00%	December 20, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627575. Member loan 627575 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	Manatee Eductional Television	Debt-to-income ratio:	15.91%
Length of employment:	7 years	Location:	BRADENTON, FL

Home town:
Current & past employers:	Manatee Eductional Television
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I thank you for your investment. Borrower added on 12/17/10 > I am trying to pay off a higher interest credit card with this loan to get a handle on the interest payments. I also need to replace my heater/AC unit as its 15 years old and isn't keeping the house comfortable for the family.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,440.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Manatee Eductional Television?	My position is production specialist. I oversee the technical side of all our productions and our broadcast.

Member Payment Dependent Notes Series 627583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627583	$25,000	$25,000	14.83%	1.00%	December 16, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627583. Member loan 627583 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	University of Missouri Health Center	Debt-to-income ratio:	11.47%
Length of employment:	1 year	Location:	Columbia, MO

Home town:
Current & past employers:	University of Missouri Health Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Graduating physician requesting credit card refinancing money. Spent last 3 years in fellowship and just started my job. Signed contract paying $300k per year. Thank you for your interest. Borrower added on 12/04/10 > Doctor credit card refinancing requested. Just finished 3 years of fellowship and would rather pay you than credit cards. Just started my first job with a contract paying $300k per year.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,337.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Prior to the job you just started, what was your income source and amount of your monthly gross income?	I have been in Residency/Fellowhip for the past 8 years. I was paid about $50k per year at the end of fellowship and my husband worked full time as an accountant approx. $50k as well.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My husband and I presently have 2 mortgages ($1,200 & $2000/mo). The first was where I did my fellowship and we are unable to sell. We therefore are renting it out at $1,300/mo ($1,150 less managment fees). That house has about $10k in equity, apporx value is $135k. Our second house is our current residence approx value is $300k and has little equity since we just bought it. Thank you for the interest.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My husband and I have 2 mortgages ($1,200 & $2000/mo). The first is where I finished fellowship ,approx value $135k, about $10k in equity. It is currently being rented for $1,300/mo ($1,150 after mgmnt fees). Our current residence is where I got my job, approx value $300k, and little equity since we just bought it and moved here for my job. Thank you for your interest.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	I am a practicing Oncologist at a University Cancer Hospital. I submitted a signed contract to Lending Club showing my salary along with a phone number. I plan to pay $1,000/mo and pay off the loan a little early. I just have some cc debt at a higher interest rate that I am very anxious to get rid of so I will probably take the lesser amount. Thank you for your interest and more importantly thank you for your military service.
Dear Doctor: You seem like an excellent candidate. I'll invest in you. I hope you continue to work to help people in need and not just to repay loans. Best of luck as an Attending.	Thank you for your assistance and we will not have any problems paying you back.

Member Payment Dependent Notes Series 627594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627594	$24,000	$24,000	17.06%	1.00%	December 17, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627594. Member loan 627594 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	URS Corporation	Debt-to-income ratio:	16.83%
Length of employment:	6 years	Location:	Lake Forest, CA

Home town:
Current & past employers:	URS Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I am a professional civil engineer. I have been working with a popular engineering design firm for 6 yrs. I am involved with many ongoing long term government and private sector projects as a project manager and task leader. I would like to consolidate my bills to manage my finances efficently and effectively. Borrower added on 12/05/10 > I am a professional civil engineer. I have been working with a popular engineering design firm for 6 yrs. This was my first job after graduating from college. I am presently a senior employee of the firm. My job is very stable and recession proof with a 6 year job history at the same company. I am involved with many ongoing long term governments’ and private sectors’ projects as a project manager and task leader. I will be using this loan to pay off my credit card debts with high interest rate up to 19% and would like to consolidate my debts to manage my finances efficiently and effectively. Since I am recently married I have spent $23,000 for my wedding /honeymoon and other expenses on my credit cards. My goal is to pay off all outstanding debts in the next 3 - 5 years so that I can focus on buying real-estate. I have budgeted a minimum of $1,000 per month to pay my creditors so with this loan; I will make my monthly payments out of this $1,000 monthly budget that I will no longer need to pay my creditors. I have an excellent career history as a registered professional engineer and a good credit history. I am a very organized and disciplined person and have never been late on anything, I am an absolute no risk borrower. As you can see from my credit report, I took and perfectly paid back many loans, for examples my first car loan from American Honda for $23,000 and Bank of America unsecured loan for $37,000. I pay all my bills every month and on time, and guarantee return on your investment. Thank you for considering my loan and help in advance. Borrower added on 12/13/10 > I realize that I am a little more than half way beyond my loan being funded. I just want to reassure those that are thinking of funding the loan that I will pay every cent on time. I would never want to lose my credibility despite the need at this time.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,843.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Thank you for your response, I am a successful Civil Engineer, I am recently married with a medical student preparing for her license exams, I have to support my wife until her residency program which will start next yr. I have balances on my credit cards spent for my wedding and honeymoon and my wife's other expenses. My finance status is $23,000 loan on 3 citi credit cards with average APR 19%, and 7,000 on other credit cards, with 19% APR, however I have a 401k account and about $5,000 on my checking and saving account. I have a an excellent career history with my clents and a good credit history. I plan to consolidate my debts to a loan to manage my finances effectively and efficently. My job is very stable and recession proof, I work on projects currently planned for another 4-5 yrs. My wife will also contibute to support my loan payments after her residency program start. Please feel free to ask for any questions and I am happy to show the proof for my statements. Thank you
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Type your answer here. $375 Health Insurance premium contribution for spouse and myself $800 401k $1350 Rent/gym $210 utility/phone /Internet plus $400 Parking/car/ Gas / vehicle maintenance and insurance. $50 monthly church charity contribution $600 food (grocery/dinner/outing) $150 career growth expenses (books/seminars/subscriptions) $250 clothing and miscellaneous shopping (dry-clean/laundry and etc.) $1000 loan payment No kids so no childcare, No mortgage
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Type your answer here. I am a senior civil engineer working for a popular engineering design firm ??? working as a senior design consultant, manager and task leader for several engineering projects. This is my first job after my M.Sc in Civil Engineering, I like my position, and my clients, co-workers and the long term projects I am working on, I always give priority to my long term goals. I am positive and I am ready to accept any loan amount I could get from this listing in a responsible manner, but I am not going to give up my efforts to get a loan to achieve my goals.
Hello, I make loans to small business owners or at least try to utilizing this system and bypassing the bank. A few questions I have for you. do you own a small business? How long have you been in business? What is you business monthly credit card volume? would you be willing to contact each other by phone? or personal email?	Thanks for your question, I work for a corporation, This loan is for my personal purpose only.

Member Payment Dependent Notes Series 627707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627707	$20,500	$12,800	6.91%	1.00%	December 20, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627707. Member loan 627707 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,542 / month
Current employer:	Northeast Educational Services Coop	Debt-to-income ratio:	21.58%
Length of employment:	6 years	Location:	Watertown, SD

Home town:
Current & past employers:	Northeast Educational Services Coop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,637.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 627803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627803	$20,000	$12,425	6.54%	1.00%	December 20, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627803. Member loan 627803 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,792 / month
Current employer:	Desert Sands Unified School District	Debt-to-income ratio:	14.46%
Length of employment:	10+ years	Location:	Palm Desert, CA

Home town:
Current & past employers:	Desert Sands Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,373.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the Desert Sands Unified School District?	I am employed as an Elementary Physical Education Specialist/teacher.

Member Payment Dependent Notes Series 627848

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627848	$12,000	$8,000	6.54%	1.00%	December 20, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627848. Member loan 627848 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	city of ormond beach	Debt-to-income ratio:	15.16%
Length of employment:	10+ years	Location:	deltona, FL

Home town:
Current & past employers:	city of ormond beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > I am obtaining this loan strictly for consolidation of balance of car loan and and remaining balance of revolving credit accts. My goal is to be totally free of unsecured debt within 2 to 3 years. I will still hold the note on real property and i consistantly pay this by auto debit and do have equity in this. And i will also add my credit history speaks for itself and have very secure employment. Thank you for your consideration. Borrower added on 12/07/10 > wanted to clarify that my revolving credit balance seems high due to 50k of balance is on home equity line of credit of which combined with 1st mortgage I still have good equity in home. I will be putting this home on the market in the spring and hope to never hold real estate debt again either. I do plan to buy retirement property but through savings and investments. and only after unsecured debt is paid.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,671.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the city of ormond beach?	Hello and thank you for your question. I have been a firefighter/paramedic for the city for 12 years. I am in the top 1/3 of seniorty in my dept. and my job is very stable even in todays economy.

Member Payment Dependent Notes Series 627962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627962	$18,000	$18,000	9.99%	1.00%	December 20, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627962. Member loan 627962 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Nationwide Insurance	Debt-to-income ratio:	13.20%
Length of employment:	5 years	Location:	Dublin, OH

Home town:
Current & past employers:	Nationwide Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > Debt consolidation loan. Would like to consolidate three credit cards into one lower monthly payment with a lower interest rate. I also want to be able to have a start and finish date.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	21
Revolving Credit Balance:	$9,099.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Nationwide Insurance?	I am a property claims manager. I manager a group of 14 claims adjusters.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Chase card # 1: Balance - $10,742.75 Payment - $217 per month Interest Rate - 13.24% Chase card # 2: Balance - $1,640.65 Payment - $54 per month Interest Rate - 27.24% Citi Card: Balance - $5,610.30 Payment - $87 per month Interest Rate - 19.99% I plan to pay off all three cards with the loan. -Thanks

Member Payment Dependent Notes Series 628009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628009	$25,000	$25,000	15.20%	1.00%	December 20, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628009. Member loan 628009 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	lausd	Debt-to-income ratio:	15.42%
Length of employment:	9 years	Location:	glendale, CA

Home town:
Current & past employers:	lausd
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > i have stable job. knock on wood. i will use funds to pay off debt on two credit cards. both cards have a higher APR than this loan. by paying off the loans with this loan, i will pay my debt off quicker. i dream of traveling. let it be!

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$28,342.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with lausd?	analyst at beaudry
Can you give us a little more detail what you do than "analyst"? Does LAUSD have any pending layoffs? Would you be affected? Also what are the amounts and interest rates of the debts you are paying off? Thanks	i do many different things for lausd. including construction management, policy and procedure analysis, management of division inventory, and whatever else the chief tells me to do. lausd just went through a round of layoffs and I was not affected. i have worked there since 2001, and have been an analyst since 2005. this gives me enough seniority in my classification that I will likely be unaffected by future layoffs. The amount of the debt that i am paying off is approximately 25,000. the interest rates are around 18% and 21%. I currently pay over $1300 a month towards these cards to pay down the debt.
Hi Couple of Questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/ adjusted with this loan. (please give exact figures than ballparks) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses?	2. approximate net pay is $3,800-$4,100 depending on # of days in month Rent is approximately $470/month Only about $500 in savings No payments for insurance, medications, tax liens, alimony, child care.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Thank you for serving our country. i would love to pay this off within 1-2 years, but realistically, i expect to pay off within 2 to 3 years. i thank you for sharing this information with me regarding the partially funded loans etc. based off of your information, i would accept the partially funded and apply to relist the loan for the unfunded balance. Knowing now about the partial funding, I hope I can get funded for at least one of the card balances. =)
what happened with the delinquency?	I'm not sure what you are referring to....I'm not aware of being delinquent on my accounts. could you please specify?

Member Payment Dependent Notes Series 628026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628026	$19,000	$19,000	16.32%	1.00%	December 20, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628026. Member loan 628026 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Partnership with Children	Debt-to-income ratio:	22.41%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Partnership with Children
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,016.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	Type your answer here. I plan on paying off credit card debt and helping my father who recently became ill. I am currently a school social worker. Before working in a school I was a Therapist in a boys theapuetic group home. I have always worked w/ children and have my master's in social work.
What do you do for Partnership with Children and where did you work before that?	Type your answer here. I am a school social worker in an elementary school and wk w/ students from PreK-5th. Before that I worked in foster care as a group home therapist.

Member Payment Dependent Notes Series 628299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628299	$24,250	$17,675	12.23%	1.00%	December 21, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628299. Member loan 628299 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Norfolk Southern Corp.	Debt-to-income ratio:	23.79%
Length of employment:	10+ years	Location:	Fairfield, OH

Home town:
Current & past employers:	Norfolk Southern Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,061.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Owe $144,000. Market value about 160,000
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a Capital 1 Mastercard with a balance of 14,000. and an APR of 23.15 because of the high interest rate that 1 would be fully paid-off and closed. The current montly minimum payment is $400. I also have a Citi Mastercard with a balance of 17,500. and an APR 0f 19.9 not good, but better than the Capital 1 the balance of the loan would be used to pay-down as much as possible on that account. the current monthly minimun payment on that account is $480. I am able to make these payments but so much of my payment goes to interest it is difficult to reduce my debt. Though the interest rate at lending club is far from prime it is a vast improvement on my current situation. I am an employee of Norfolk Southern Railroad. I have been with the company for 11 years and hope to retire in 10. Though I am a qualified locomotive engineer I am currently working as a conductor. Still a very good job but not as impressive a title.
Hi, a few questions What is your job with Norfolk Southern? Are you going to retire soon? What interest rates are you trying to consolidate? Thanks	I have a Capital 1 Mastercard with a balance of 14,000. and an APR of 23.15 because of the high interest rate that 1 would be fully paid-off and closed. The current montly minimum payment is $400. I also have a Citi Mastercard with a balance of 17,500. and an APR 0f 19.9 not good, but better than the Capital 1 the balance of the loan would be used to pay-down as much as possible on that account. the current monthly minimun payment on that account is $480. I am able to make these payments but so much of my payment goes to interest it is difficult to reduce my debt. Though the interest rate at lending club is far from prime it is a vast improvement on my current situation. I am an employee of Norfolk Southern Railroad. I have been with the company for 11 years and hope to retire in 10. Though I am a qualified locomotive engineer I am currently working as a conductor. Still a very good job but not as impressive a title.
How did you accrue the 30k in cc debt? Plans to avoid that situation in the future? Any income in the home besides yours? How secure do you feel your job is in this economy? How long have you owned the home? Please address the 2 inquiries in past 6 months. I'm very interested in this loan, thanks in advance for answering.	With only 4 days left I don't believe that this loan is going to be fully funded. However I will answer your question if you will answer 1 for me: What rate will you receive for your investment?
12.23% less the LC service charge of about 1%-why does that matter?	Because it occurs to me that this is the neatest racket since timeshares. Lending club takes no risk and gets 4.5% (that's $1050.) up front then makes a steady 1% for owning a website. I'm cancelling my loan application because I feel like a sap and I have other options.
hi connie not sure why your loan isn't funding -- seems like a good one to me. the only real area for concern is your 23% debt-to-income ratio, which is high. funding often picks up in the last 24 hours so there's a good chance you'll get at least 60% of the way there. to increase your odds, answer questions fully -- put the info in the loan description if you can't adjust your answers. about the interest rates: the rate lenders will receive for your loan 12.23%, but, its a little complicated because as you pay down the balance the total loan amount decreases. there are also service fees of approximately 0.75% per payment. so if someone puts in $100 they won't get quite $112 in 12 months. it'll be more like $110. i believe the average default rate for loan grade C (your category) is something like 4%, so all in all $100 will return something close like $7 over the course of a year. your loan is a big one, so you are paying a higher interest rate and higher origination fees. if the loan were for $5k you'd get a better deal.	Thanks for your support Pizza but I think I'm going to forget this and cancel. Over 12% and about $1050. in origination fees is a little too rich for my blood. Plus I'm tired of feeding personal questions just to get one more person to dig 50 bucks out of their matress. I have other options that I was hesitant to use but now see that it just makes better economic sense.

Member Payment Dependent Notes Series 628315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628315	$5,000	$5,000	9.62%	1.00%	December 15, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628315. Member loan 628315 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	The Informatics Applications Group	Debt-to-income ratio:	9.89%
Length of employment:	2 years	Location:	Germantown, MD

Home town:
Current & past employers:	The Informatics Applications Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > This is a loan to pay for legal fees. Borrower added on 12/11/10 > The entire amount is not likely to be needed and the remainder will be used to pay back the loan itself. I am the communications manager for an IT contractor, at US installation. While I could afford to pay the legal/forms fees at once, spreading the cost over a loan repayment plan is a much plan for budgeting purposes. Once my wife has obtained her work permission, a secondary income (as an industrial engineer) will be available for me to repay the loan.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$52.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 628342

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628342	$5,000	$5,000	6.17%	1.00%	December 17, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628342. Member loan 628342 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	bd of ed	Debt-to-income ratio:	1.95%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	bd of ed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Pay my wife medical bills

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,686.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 628381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628381	$8,500	$8,500	9.99%	1.00%	December 17, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628381. Member loan 628381 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	TCVCG	Debt-to-income ratio:	15.56%
Length of employment:	< 1 year	Location:	Nutley, NJ

Home town:
Current & past employers:	TCVCG
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I would like to consolidate all my credit cards and completely pay them off . Thank you Borrower added on 12/06/10 > please help me consolidate my debt Borrower added on 12/06/10 > thank you Borrower added on 12/06/10 > thank you Borrower added on 12/07/10 > please help me receive this loan Thank you Borrower added on 12/07/10 > thank you Borrower added on 12/08/10 > what is the purpose of this ?

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1974	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,011.00	Public Records On File:	1
Revolving Line Utilization:	80.10%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628404	$11,000	$11,000	5.79%	1.00%	December 20, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628404. Member loan 628404 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	California Business Solution	Debt-to-income ratio:	17.09%
Length of employment:	5 years	Location:	Temecula, CA

Home town:
Current & past employers:	California Business Solution
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Loan is for payoff of high interest credit cards. Credit is top tier, job security is rock solid. Excellent investment opportunity for all.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,615.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Revolving Credit Balance Lists $3615. You are asking for $11,000. What do you plan on doing with the extra money?	The revolving credit balance you are referring to is only my own personal credit cards. My wife has additional money owed for medical expenses. It is all for payoff of higher interest debt, there is no "extra money". Good question though.
How much do you currently pay each month to each revolving debt account, and to the medical expenses balance? Do you intend to pay this loan as scheduled ($333/mo), or make larger payments to pay the loan off ahead of schedule?	The amount paid right now for debt is similar to the scheduled monthly payment of this loan. The advantage of this loan will of course be the less time it will take to repay and the greatly reduced interest expense. To your second question, I always try to pay off debt as quickly as possible.

Member Payment Dependent Notes Series 628540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628540	$25,000	$25,000	14.83%	1.00%	December 20, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628540. Member loan 628540 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,833 / month
Current employer:	Raytheon Technocal Services	Debt-to-income ratio:	19.17%
Length of employment:	10+ years	Location:	Pasadena, MD

Home town:
Current & past employers:	Raytheon Technocal Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > We own our house. The mortgage on it right now is 307,000. The house is worh 365,000 Borrower added on 12/06/10 > We will getting rid of the high interest credit cards to be able to make a more affordable monthy payment and to reduce too much revolving credit,

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,149.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Raytheon? Thanks.	I am a systems engineer responsible for maintaining the operating system for the gov.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our mortgage loan is 307,000. We have no other loans on our house.
And how much is the home worth?	It is worth 365,000.
You loan is for $25 k your RBC is $56k. Please itemize the amount, interest rate, and monthly payments for each debt. Also indicate which debts you are going to pay off. What is your itemized monthly budget? How long do you intend to take to pay off this loan, in years? What have you done and are you doing to prevent this debt from reoccurring? Also your loan will have a much better chance of getting fully funded if you get an "approved" on your loan review and your income verified. Make sure LC has all the paper work they need and keep on them until this happens. good luck	I am sorry for the confusion earlier. At this time our debt is: Bank of America: 22,300 -13% We pay $400 each month Best Buy 2616- 24% We pay $70 Discover: 15,000 -15.24% We pay $330 Medchoice: 1930 -15% We pay $160 Home Depot 10,000- 24% We pay $320 Sears 4300 -18% We pay $ 150 Our plan is to pay off Best Buy, Medchoice, Home Depot and Sears since they have the highest interest rates. We will be paying back this loan in 5 years with automatic withdrawals from our account. The credit cards have already been destroyed and we have no intention of ever getting them again. We are also going to work with a debt counselor for any of other other debts to lower interest rates. But our goal is to close as many accounts as soon as possible so we can reduce the amount of revolving credit that apears on our credit reports and to raise our credit score to the excellent rating.
Do you have plans to avoid the re-accrual of such a large credit card debt if this loan is taken out?	Yes, I have already destroyed all but two credit cards. I do not want this to happen again. This will help get me on the right track and to start putting some money into a savings account.
Since you mentioned "we", are you a dual income family? If so, would you mind disclosing your spouse's bring home income? Thanks!	We are a single income family with a stay at home mom.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Yes, I am willing to accept a partially funded loan. My intention is to pay off the higher rate interest loans. As those loans are paid down, I would pay an additional amount to this loan to pay it off sooner than the original five years.
When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.)	Yes I will accept a partially funded loan. It does make more sense to accept a lower rate. My goal is to pay off higher rates and get rid of revolving credit.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Mortgage is 1940 Car: 333 Car Ins: 113 Gas/electric: 300 Phone/Internet/Cable:189 Cell: 159 Food: 500 Gas: 250

Member Payment Dependent Notes Series 628545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628545	$8,000	$7,975	5.79%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628545. Member loan 628545 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	willis trucking	Debt-to-income ratio:	12.48%
Length of employment:	6 years	Location:	braham, MN

Home town:
Current & past employers:	willis trucking
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,481.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and interest rate for each loan to be consolidated. 3. Describe your role at Willis Trucking. 4. Identify the credit inquiry shown as occurring within the last six months. Thank you in advance for your response.	discover 215 a month 13 percent balance of 5800 chase loan 166 a month 10 percent balance of 1600 chase ink 100 a month 21percent balance of 600 menards big card 40 a month car payment 220 a month tractor payment 100 a month second mortgage 210 a month autos insurance & house 285 a month animal feed 300 a month truck driver for a trucking broker rent a truck & driver for companies or state or county willis has around 120 itos or owner operators they rent out & three company drivers that watch over every thing & try to keep everybody happy. for your 4th question not sure what your asking for

Member Payment Dependent Notes Series 628563

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628563	$7,500	$7,500	6.54%	1.00%	December 20, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628563. Member loan 628563 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	CTB/McGraw-Hill	Debt-to-income ratio:	9.29%
Length of employment:	10+ years	Location:	Pacific Grove, CA

Home town:
Current & past employers:	CTB/McGraw-Hill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > There has been an urgent need to assist my immediate family with unexpected financial assistance from December 2010 to April 2011. I am a very responsible person who pays her bills on time; I do not live beyond my means. Cash is very tight during these next few months for which I request a loan. Thank you kindly. Borrower added on 12/08/10 > I should mention that I have been with the same company for 10.5 years with varying levels of increasing responsibility. I am currently (for the past 5 years) an executive assistant to a vice president. His position as well as mine remain in good standing and I do not anticipate my employment being jeopardized in the future. Again, this loan is to assist my mother and father with medical bills and rent until my father has resolved his waiting period to receive social security benefits. Again, thank you kindly for considering my request. Borrower added on 12/13/10 > Greetings to all: I am nearing the mid-way point to my goal of $7500.00. I will be in great standing if I reach 75% of my goal by the end of this posting. Thanks again for your consideration. Happy Holidays to you and yours. Best, Michelle

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,464.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 628598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628598	$10,000	$6,375	6.54%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628598. Member loan 628598 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	BB&T	Debt-to-income ratio:	23.77%
Length of employment:	7 years	Location:	McLean, VA

Home town:
Current & past employers:	BB&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	68
Revolving Credit Balance:	$6,683.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628602	$12,000	$7,350	6.54%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628602. Member loan 628602 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Hansens Beverage Company	Debt-to-income ratio:	20.29%
Length of employment:	3 years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Hansens Beverage Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,016.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628620

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628620	$15,000	$10,625	8.88%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628620. Member loan 628620 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Sheridan Auto Group	Debt-to-income ratio:	20.69%
Length of employment:	2 years	Location:	Newark, DE

Home town:
Current & past employers:	Sheridan Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I am trying to pay off as much credit card debt as possible. This would make it very east to just have a monthly amount being debited from my checking acount. With this loan, and some work bonus in january, I could be almost completely free of credit card debt!

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,737.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as debt(s) you are not looking to consolidate with this loan? Secondly, has anything occurred to avoid accruing new debt?	ICredit card debot of about $17000 with high teen interest rates. Nothing else has occured to which I will be accuring new debt.

Member Payment Dependent Notes Series 628655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628655	$24,000	$24,000	15.20%	1.00%	December 20, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628655. Member loan 628655 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	San Francisco Federal Federal CU	Debt-to-income ratio:	19.16%
Length of employment:	2 years	Location:	Daly City, CA

Home town:
Current & past employers:	San Francisco Federal Federal CU
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > debt consolidation this way i can save more money paying one loan.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,649.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	1) Real Estate Loan Closer and funder, making sure all necessary documents was sign and completed before funding and closing real estate loan. 2) projection paying off loan within 2 yrs. 3)i may or may not accept the loan if did not reach atleast 85% of the request, my is plan to consolidate all my bills with all high interest, i been a paying all my bills on time as you could see im just stuck on those higher interest. please let me know if you have more question.
Why don't you borrow from the institution that you work for?	we use to have personal loan up to 12k loan amount. we currently stop the program due to economy

Member Payment Dependent Notes Series 628690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628690	$5,500	$5,500	13.35%	1.00%	December 15, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628690. Member loan 628690 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	morrison clark	Debt-to-income ratio:	12.48%
Length of employment:	5 years	Location:	hyattsville, MD

Home town:
Current & past employers:	morrison clark
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,133.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$114000
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	None other
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you. What is your position at the hotel?	Head Waiter,this is more of personal loan
Hi - you have not answered full the *two* questions above. So please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	current balance 114,000 value 188,500
It may be a "personal loan," but as a prospective lender, I need to know what you plan to do with the money. You listed it as a "debt consolidation" loan; that implies that there is existing debt you plan to pay off. Please identify the debt.	Care one c c $1400,wells Fargo $700,and some cash for the holidays Also pepco bill $200,

Member Payment Dependent Notes Series 628692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628692	$10,750	$10,750	9.62%	1.00%	December 20, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628692. Member loan 628692 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Dominion Enterprises	Debt-to-income ratio:	17.88%
Length of employment:	10+ years	Location:	La Mesa, CA

Home town:
Current & past employers:	Dominion Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > to pay off a few cards

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,963.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628787	$8,200	$8,200	6.91%	1.00%	December 20, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628787. Member loan 628787 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Apple	Debt-to-income ratio:	6.50%
Length of employment:	2 years	Location:	Tulsa, OK

Home town:
Current & past employers:	Apple
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Hello Potential Investors, I am a 29 year old who is looking to pay off some old credit card debt. In my younger years, I would use credit cards to spend beyond my meager wages, but haven't used them in years and now make good money. I also own my own home and have a steady job in retail, a field in which I have worked in for almost 11 years and just want to wipe the slate clean and be debt-free. I make more than the minimum monthly payment on the two credit cards I am trying to pay off but due to rising interest rates it barely seems to make a dent. I would love to be able to pay off these cards and be debt-free within three years and I hope that you will find me a worthy investment. Thank you for your consideration! Borrower added on 12/09/10 > Here are the two cards I am working on paying off: $3666.45 at 22.99% with a minimum payment of $105 (I pay $150 on it each month) $4638.74 at 17.90% with a minimum payment of $117 (I pay $120 on it each month)

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,304.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? Can you list your work history? These answers will definitely help lenders lend.	The debt was accrued over about 5 years but I haven't used these cards in quite a while. As I said before it was a way to live beyond my meager wages at the time. It was sometimes used for groceries or to pay bills. It was also used to buy gifts when I could not have normally afforded to do so. When I bought my house four years ago, it was also used to buy paint to fix it up and furniture since I had lived with a room mate and didn't have much of my own. My monthly expenses are between $1400-$1550 depending on the season. It's always higher in the summer for electric and higher in the winter for natural gas. I don't currently have any kind of emergency fund. A few months ago someone crashed into my garage door and drove off and I had to deplete my savings of $600 to get a new one installed. I am enrolled in a stock purchase program through work and get some shares every 6 months which helps with unexpected expenses. For all four years that I have owned my home, I have been the sole wage earner which makes it difficult because it's an older house and needs repairs every so often. At the beginning of this month someone moved in with me which will help since they will be splitting the bills. Thank you for your consideration and hopefully your help.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and interest rate for each loan to be consolidated. 3. Describe your role at Apple. 4. Explain the delinquency shown as occurring 35 months ago. Thank you in advance for your response.	Most of your questions I have answered to another potential investor. The delinquency that happened almost 3 years ago was a result of fraud. I had moved in with a friend and out of an apartment complex. I had lived at 2 different apartments while there for almost 3 years. One of my old credit cards that I had paid off and not used in years sent out some mail checks that they do from time to time and one of the new residents of the first apartment I had lived in used them without my knowledge. When those charges were three months past due the credit card company finally reached me and was trying to collect. I went through weeks of phone calls and arguments and finally their fraud department ruled that I had not used the checks and they would clear my account. Instead of making a note that it was fraud, they showed that I had made a payment for the amount owed and when I called them back about it after seeing it later on my credit report there was nothing they could do. I have excellent credit and was able to buy my home on my own, without a co-signer. I hope that you won't hold someone else's mistake against me. Thank you.

Member Payment Dependent Notes Series 628808

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628808	$10,000	$10,000	10.36%	1.00%	December 20, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628808. Member loan 628808 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Intermountain Healthcare	Debt-to-income ratio:	22.79%
Length of employment:	10+ years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Intermountain Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	56
Revolving Credit Balance:	$42,026.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Intermountain Healthcare? What are your monthly expenses?	I am a senior clinical analyst for a terrific company and find myself very busy. We manage the main clinical data system for all the inpatient hospital services for Intermountain Healthcare (approx 23000 clinical users). My wife works full time for Granite School District as teacher with Masters degree. She takes care of basic expenses such as the utilities, food, month-to-month expenses that fluctuate. I am responsible for monthly mortgage of $1246, insurance for automobiles and home - $400, and the remainder goes toward whittling down various unsecured credit that has been taken over over the last three years - approx $1700 is committed to this but with higher interest rates it can be counter productive. Thanks
What was your delinquency 56 months ago?	....I wish I could tell you, but without reviewing an actual credit history report I would not know what it might have been. I hate to say this, but I really have not paid adequate attention to my credit report until this year when the urgency to focus on and clear up all extended credit and only have a mortgage left to pay has become my goal. Thanks
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	(1) Senior clinical analyst for Intermountain Healthcare (employed there for almost 13 years) providing service to approximately 23000 doctors, nurses, and other care clinicians. (2) I have $500 per month designated for this loan and anticipate to have it paid in 26 months (hoping sooner).
Your credit report shows $42k in revolving debt. Can you please list all debts that you have, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? Also, what is your wife's income?	the bulk of the revolving debt is in an Bank of America account I am anxious to have cleaned up in 3 years. It sits at 13.9% interest with a balance of $30,000. I will be using this loan to resolve the following: Discover Card balance $5700 (23% int) RC Willey $ 800 (20%) Best Buy Card $2100 (21%) Home Depot Card $1900 (23%) My wife's income is $56000/year. We both have vehicle loans with approximately 3years left to pay off (very low interest rates - 6%). Her payment is $325/mon and mine is $215/month.
1) How long you have been with your current employer? 2) Do you have sufficient cash margin to set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows >42,000 debit Any Explanation? 6) Do you have any other sources of income and/ debits? 7) Does your Spouse have any debts too? Please note, your reply helps all others lenders. Thanks for your time!	I have been employed with this employer for 12.5 years. I have adequate cash margin and am budgeting $500/mo toward this loan. If the terms do not change that should have it paid in just over 2 years. No other sources of income. My wife makes $56000/yr and provides assistance with many of the basics such as food, utilities, insurance, and her own auto loan ($325/mo). The 42,000 in unsecured debt is largely in one account - Bank of America MC ($30,000). I am making $800-1000 payments/month and am anxious to get this paid down. It is at 13.9%. All other unsecured debt (Discover Card, Home Depot, Best Buy, RC Willey) is at a much higher interest rate and I am anxious to eliminate it with this loan and clear it off within those two years. I have an auto loan that I pay $215/mo with 3 years remaining. Thank you

Member Payment Dependent Notes Series 628849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628849	$18,000	$11,700	5.79%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628849. Member loan 628849 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	NASA--Johnson Space Center	Debt-to-income ratio:	3.19%
Length of employment:	3 years	Location:	Seabrook, TX

Home town:
Current & past employers:	NASA--Johnson Space Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Joint income with husband approx. $250,000 per year. For 10-year anniversary gift purchase. Borrower added on 12/08/10 > Ref. Member_788696 question: the 10-year anniversary gift is jewelry.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,626.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What exactly are you planning to purchase?	Late January---thanks for asking.
Hello, what would you like to purchase with the loan?	Please see "Loan Description."
Exactly what kind of jewelry will you purchase?	A 2-ct diamond ring.

Member Payment Dependent Notes Series 628865

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628865	$6,000	$6,000	6.17%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628865. Member loan 628865 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	15.29%
Length of employment:	1 year	Location:	Austin, AR

Home town:
Current & past employers:	U.S. Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,538.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 628921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628921	$11,000	$7,550	6.54%	1.00%	December 21, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628921. Member loan 628921 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	16.09%
Length of employment:	1 year	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Debt: I am seeking this loan to restructure Debt that I am currently holding on credit cards. This debt resulted from three key factors: ??????? The Primary cause was sending our son to college, the initial cost of setting up housing, application fees, and visits to potential schools exceeded our monthly budget. His ongoing expenses are covered by his scholarship so this was a onetime impact. ??????? Our aging pet brought on the unexpected need to replace our carpeting this summer. We opted for tile to maximize our investment. This was not a planed expense and was charged to a credit card. ??????? Several years ago we accumulated credit card debt from higher monthly expenses, transferring a car loan, and home Improvements. We have been paying this debt down by transferring to different low rate cards while exceeding the minimum monthly payments. My goal is to pay off all debt and pay one bill. Transferring balances is not as cost effective as it used to be and I would rather just simplify. Income: I am a Sr manager in workforce management. I specialize in call center forecasting and long term planning. I have been in my field for 10+ years. I currently work for a large bank but my job skills are easily transferred to any call center business both domestically or offshore. Ability and motivation to repay: My monthly expenses are below my income. I currently pay over the minimum monthly payments and will have no problem meeting the obligation of this loan payment. I have eight years left to pay on my mortgage and have a lot of equity on my home. I could easily borrow against it but I don????????t want to draw against my investment. I plan to stay in my home and look forward to a debt free life. I understand that the low rate on this loan may deter some investors that are looking for a higher return. I do plan to pay this loan to its full term and not pay off the loan early. My goal is to place the extra funds in savings to avoid the need for debt in the future. Please let me know if you have any questions. Happy Lending!

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,644.00	Public Records On File:	0
Revolving Line Utilization:	69.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628923	$14,000	$14,000	17.43%	1.00%	December 21, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628923. Member loan 628923 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Anaheim Union High School	Debt-to-income ratio:	19.60%
Length of employment:	10+ years	Location:	Anaheim , CA

Home town:
Current & past employers:	Anaheim Union High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I would apreicate the opportunity to make home improvement. You are welcome to verify my W-2, check stubs if needed.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,984.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. My total balance is 423000 Market value is 379000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.I have answered this question now 2 times.
Many small investors working together fund LC borrower loans. I%u2019d like to invest in your loan but have some requests from you. Thanks in advance. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (7) What is the total balance on your mortgage and any HELOC you owe on your home? (8) What is the current market value of your home? (Use zillow.com if unsure).	Type your answer here.Answer1) interior/exterior upgrades. Answer2) I works as an inspector for the city of anaheim since 2003 to date. I also work as a supervisor for the Anaheim Union High School District since 1997 to date. I have established a well working history since 1988 when I got my first job as a waiter. I have been working eversince. Answer3) I have faxed my pay stubs and W-2 to verify my position. Answer 4) my quest is to pay it in four. Answer5) I need to total amount. I am good for it and can pay back. This is the first time asking for a loan via the internet. I heard that it was much faster than a bank. This is why I applied. Answer 6) American Express Costco $3200.00 HSBC $2100.00. Answer7) Total balance on my home is $440,000 with taxes and insurance. Answer8) Total value of home is $379.000 two months ago.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Type your answer here.I have answered this question on 12/16/10.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	Type your answer here.I have answered these questions.
what would you like to improve on your home?	Type your answer here.I have two new members in the family and i need closet space, covert office space to living space, flooring, need space like an outside shed etc..
Hello, I am interested in funding your loan, but have a couple of questions: 1) What is your annual salary? If you are married, what is the combined annual salary? 2) What is your total monthly expenses?(I.e. Mortgage, utilities, cable, Internet, phone, credit cards, etc...) 3) The loan is for $14,000, exactly what type of home improvement is going to be done? 4) You selected a loan payment plan for 5 yrs., do you plan on holding the loan for the full 5 yrs.? Or do you plan on paying it off earlier? If you are planning to pay it off earlier, what is the estimate length before final payment? 5) If for some unfortunate situation, you, your spouse(if married), or both lose your jobs, what is your backup plan to pay off this loan?	Type your answer here. 1) annual salary $106,000. 2) not married but i have a girlfriend with children. 3) montly expenses $5800.00 all included mortgage, utilities, cable, intrenet, phone. food, and credit cards. 3) interior and exterior such as closet space, convert office space to living space, flooring etc..4) no. less then 5 years. I will reply on taxes coming in. i asked for 5 yrs for the flexable payment. 5) income tax returns.I have a very stable job outhere in California, we have past the down turn and now we are going up in the econmony. Here in Anaheim California we are much more stable than Los Angeles. Thank you Sir. I hope you give me an opportunity. I have said in the past that this is my first time applying by investors. i though i give it a try since i read about it in the Orange County Registor.

Member Payment Dependent Notes Series 628927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628927	$7,000	$5,325	6.54%	1.00%	December 21, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628927. Member loan 628927 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Esurance	Debt-to-income ratio:	4.26%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Esurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I'm consolidating my debt in an effort to pay it off faster. I have a stable job and have wanted to try out Lending Club, and this seemed like a great way to start.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$6,656.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your company and your position at the company. 2. Delinquencies. (Please look at your credit history of this listing. You have delinquencies.) 3. Itemized monthly expense. 4. Number of credit card that you are not going to close by this loan 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? 7. Number of credit card that you are not going to close by this loan. Thank you for answering my questions.	1. I work in marketing at a financial services company in San Francisco. (I'd prefer not say which, for privacy's sake.) 2. I have one delinquency relating to a foreclosure from 2009. I bought a house in Las Vegas in 2006, and, well, in case you haven't heard, the Vegas market didn't do so well in that time period. It was, pure and simple, poor timing and ultimately a bad investment (and mostly responsible for the debt I'm consolidating). But it was also a learning experience. 3. Rent ($950), cell phone ($85), groceries ($350), bills/utilities ($75), student loan ($100) 4. I won't be closing any, just paying them off. I have one credit card with a limit of $1,000, but the majority of this consolidation is going toward a personal line of credit I took out a few years ago relating to the house ($6,500 limit), which has a higher APR following the credit act from earlier this year. 5. I am single with no children, so I only support myself. 6. I have one roommate, who is not in debt, but our incomes and expenses are completely independent. 7. I'm consolidating all of my credit cards (1, plus the personal line). The only other outstanding debt I will have following this loan is my student loan, which is due to be paid off in three years. Hope this helps!
What do you do in your job at Esurance?	I work in the marketing department and manage our social media efforts.

Member Payment Dependent Notes Series 629006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629006	$15,000	$15,000	13.35%	1.00%	December 17, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629006. Member loan 629006 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	continental airlines	Debt-to-income ratio:	9.41%
Length of employment:	10+ years	Location:	cleveland, TX

Home town:
Current & past employers:	continental airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > i have been on my current job going on 13 years. i have been in the airline industry for over 20 years. i pay my bills on time. my job is very stable. the monthy payment is well within my budget. i would like to purchasing a 3-wheel motorcycle with this loan. thanks in advance

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,248.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the total balance of my home is 82,000.00. the current market valve i belive is 65,000.00
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	hi ron55 i only owe around $13,000.00 on a personal loan. thanks in advance
-What do you do at Continental Airlines? -Your credit information indicates 5 inquiries in the past 6 months, what were the inquiries for and have you taken on any new debt? Thanks.	i am a aircraft mechanic. the credit inquires are most likely from the purchase of the property were i live now. i have gone thru a divorce. we sold the old house and have gone our seperate ways. i grew up in the country and have now move back to a country place.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	thanks for you questions. i would say 4-5years maybe less. if i pay back extra payments. i have never gone thru a " lending club" before so this is all new to me.
would a motor bike loan from a bank be avilable to you at much better rate.. then why are you willing to make a higher interest payment through lending club loan	tks for you question. this is a 1999 yahama royal star venture. it's a touring bike with a motor trike conversion kit installed. even thou it only has 18,000 miles on it. it's still a 1999 m/c. kbb has the bike value at around $5500.00 w/o the trike kit. the trike kit from motor trike is from $7,000-$10,000 depending on options.as it beeing a 1999 model banks are not willing to loan on a 11 year old bike. i know folks who own rsv's and they say the engine with proper maintance will last 300,000 miles. but the biggest reason i would like the rsv trike is it's within my price range. newer m/c trike conversons(as honda gold wing's or harley-davidson's can run fron $20,000-up into the $30,000. thanks in advance
I am a former owner of a Royal Star....great bike, bullet proof. I will be investing in your loan. Good luck!	hi southerncruizer thanks for the kind words and your investment. reguards
Just a note to say that I am investing in your loan as an avid lover of motorcycles myself. Good luck! Blue skies is my wish for you!	hi trustnyou thanks for your kind words and your investment. reguards

Member Payment Dependent Notes Series 629011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629011	$20,000	$20,000	8.88%	1.00%	December 20, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629011. Member loan 629011 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	MacNeil Automotive Products	Debt-to-income ratio:	4.73%
Length of employment:	5 years	Location:	CLARENDON HILLS, IL

Home town:
Current & past employers:	MacNeil Automotive Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Using the funds to pay of high interest cc debt and put a much needed new roof on my house. Been working at the same company for 5 years, our company is growing quickly despite the recession, and I recently hired two new direct reports. I've been making substantial payments to the cc debt over the last several months (over $1500/month), and I could continue this to eliminate the cc debt. However, with the roof in need of repair and my disdain for paying such exorbitant interest rates it becomes a strong motivator to apply for a loan such as this. Paying this loan off will be very comfortable for me.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,160.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have the following questions: 1. Position at MacNeil Automotive Products? 2. Is the $7K / month, one income or two income? 3. You ask for $20K, but the LC listing indicates you have only ~11K outstanding debt. 4. Can you please, provide a breakdown of the debt you are trying to consolidate along with the interest rates. Thank you!	1 - Product Development Director 2 - One income 3 - All of the debt I have is cc debt at 24% (which I consider robbery); unfortunately we'll be incurring another $6K in debt shortly to fix our roof - the direct motivator for the loan
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable).	Net income is $4650 from my job plus $700 from a renter. Mortgage is $2000, all other bills amount to $250. Expenses are low because work pays for phone and car.This does not include the cc payment; which will be replaced by this loan payment.
Hello. I want to help on your loan. Can you tell us a little bit about how you got into so much debt in the first place. Do you think that you will be able to avoid additional debt in the coming three years? Wishing you the best.	A tree fell on my house due to bad storm over the summer. Insurance helped a lot, but we found it difficult not to bring the house up to date while we were already paying the contractors to fix the damage. Unfortunately, we did not have insurance that pays to bring the house up to current code, so there was a quite a gap between the insurance settlement and the cost of extensive electrical and plumbing. I don't think we'll have any more trees falling on the house or any other natural disasters. Though the roof ended up needing more work that initially thought, which is unfortunate. I hope this answers your question. Thank you.

Member Payment Dependent Notes Series 629059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629059	$1,500	$1,500	10.36%	1.00%	December 15, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629059. Member loan 629059 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Harvard Hot Dog	Debt-to-income ratio:	18.16%
Length of employment:	7 years	Location:	QUINCY, MA

Home town:
Current & past employers:	Harvard Hot Dog
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,285.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 629074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629074	$4,500	$4,500	5.42%	1.00%	December 16, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629074. Member loan 629074 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	S and W Minicomputers Inc.	Debt-to-income ratio:	9.05%
Length of employment:	10+ years	Location:	HELENA, AL

Home town:
Current & past employers:	S and W Minicomputers Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,904.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the home improvements to be made and the expected cost of each improvement. 3. Describe your role at S and W Minicomputers. 4. Identify the credit inquiry shown as occurring within the last six months. Thank you in advance for your response.	1: Other than utilities, I pay a car loan of $332, mortgage of $1224, all the phones run about 260. Wife has a car pmt, etc... with her own income (which actually doubles the household income). Got auto and life ins. that totals around $300. 2: I will be replacing the heating/air unit with the loan. 3: I am a Programmer at S&W. 4: Credit inquiry was due to a mortgage refinance.

Member Payment Dependent Notes Series 629097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629097	$25,000	$25,000	14.46%	1.00%	December 16, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629097. Member loan 629097 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Centinela Valley UHSD	Debt-to-income ratio:	11.44%
Length of employment:	9 years	Location:	redondo Beach, CA

Home town:
Current & past employers:	Centinela Valley UHSD
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	62
Revolving Credit Balance:	$13,691.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you list the balances by size and APR that you intend to consolidate with this loan? Thanks.	Roughly 6500 - 18.9% 3700 - 22% 5900 - 16.95 4000 - 18.9% I also was audited by the IRS and owe roughly 5000.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info.	I have sent them the documents, thanks! I'm hoping they post it quickly...
Could you provide any information about your delinquency 62 months ago and any other prior delinquencies?	the delinquency was due to the fact that a student loan was being repaid via coupons. When they went paperless I did not know and kept waiting for a new coupon book to arrive for 2 months before figuring it out. There are no other delonquencies other than perhaps a couple days late....
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	Thanks for the info. I am a high school teacher. It will take 2 to 3 years to pay off the loan and yes I will take a partially funded loan, but hope to get close to the full amount in order to pay on just this loan.
Do you really make $100,000/yr? What topic do you teach? I didn't know teachers could make that much these days. Do you see any reason you won't be in your current position in the next 18 months or so?	I make 85 K teaching (14 years plus 2 matsters degrees) and I coach competetive soccer for roughly 15 - 20 K per year. I wam in no danger at all of losing either of these jobs

Member Payment Dependent Notes Series 629105

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629105	$6,000	$6,000	9.99%	1.00%	December 16, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629105. Member loan 629105 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,208 / month
Current employer:	Raven Software (Activision)	Debt-to-income ratio:	17.09%
Length of employment:	3 years	Location:	Madison, WI

Home town:
Current & past employers:	Raven Software (Activision)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > To help cover start-up costs of a software development company. Borrower added on 12/07/10 > I am collaborating with five other talented individuals with many years of experience in software development to start a new company in this field. This loan would cover a part of my contribution of the start-up costs.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,222.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of software will this new company be producing? Do you intend to work for your current employer while starting up the new business? What is your backup strategy in case the start up fails?	Primarily video game development/electronic entertainment software. Until a project is secured that will allow me to draw a salary, I will remain employed elsewhere. If the business fails, I will continue working in my field whether full-time or freelance. The ability to cover the loan repayment is definitely not contingent on the success of the start-up.
I'm a pretty big gamer & I know Raven Software makes excellent AAA titles, would these funds go to a new start up gaming studio & if so what platforms will it emphasis?	Yes, this venture would primarily be a game studio. Our first project will most likely be for Xbox 360, PS3, PC. We are not ruling out other platforms for future products, including mobile phone and social media gaming, as well as other software and/or entertainment products.
Do you have rights to an established IP or will this be a new IP?	At this point that information is confidential. I'm sorry but I cannot answer this question at this time.

Member Payment Dependent Notes Series 629128

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629128	$11,000	$11,000	16.69%	1.00%	December 21, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629128. Member loan 629128 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,246 / month
Current employer:	Millennium Pharmacy Systems Inc	Debt-to-income ratio:	7.35%
Length of employment:	2 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Millennium Pharmacy Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > This Fund will help me build my Credit and as well help me start my Tutor program for kids in my Neighborhood. Will help in purchasing Computers, other needs related to this. Borrower added on 12/09/10 > This Tutor Program project is also helped by couple of my Friends Who lost Job and they are willing to share there skills in Tutoring Kids in the Neighborhood and also this project will help them to get over this Christmas and Holiday Season. This Fund will be a great help and will help Me to start the Project as soon.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,379.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 629230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629230	$12,000	$12,000	14.83%	1.00%	December 17, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629230. Member loan 629230 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Quad City Electrical Training Center	Debt-to-income ratio:	12.97%
Length of employment:	4 years	Location:	orion, IL

Home town:
Current & past employers:	Quad City Electrical Training Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,684.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	124,623.00 is the balance. There is no HELOC. Value $140,000.
Many small investors working together fund LC borrower loans. I%u2019d like to invest in your loan but have some requests from you. Thanks in advance. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	To pay off credit cards with outstanding balances. I am the training director for the an Electricians apprenticeship program. I run the program. I have been doing this for four years. Before that I was a recruitor for The IBEW. I worked in that position for 6 years. I hope to pay this loan off in two years. Minimum is probably 8000. I have two credit cards with balances which is why I want this loan. One is around $8000 and the interest rate is 27% the other has a balance after this last payment around 12000 at 27%. The loan is to pay off the 12000 dollar balance. My bonus and my tax return will cover the 8000 dollar balance on the other card. basically at that point I would have your loan to pay and a student loan that is 75$ a month.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	Type your answer here. I run an apprenticeship. I set up all of the classes do all of the scheduling. record all of the grades, purchase all of the equipment and do all of the hiring of apprentices for 25 different contractors. We have 140 apprentices taking classes at this time. Realistically I would like to pay the loan off in two years. I have a credit rating of over 720, I pay my bills but it's hard to get ahead when the credit card companies jump your rate. I would take partially funded loan if it paid off at least one card.

Member Payment Dependent Notes Series 629231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629231	$5,000	$5,000	6.91%	1.00%	December 15, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629231. Member loan 629231 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Scripps Networks	Debt-to-income ratio:	6.22%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Scripps Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > This is pay off my Chase and Delta credit cards at a lower rate. Should be able to pay off sooner than 36 months. Borrower added on 12/08/10 > I will be using this loan to consolidate the balance on my credit cards. I have a stable job and will have no problem paying off this balance and even intend on paying this off early. I simply wanted a better interest rate to hold this balance. I am very careful with money and budgeting. Most of these expenses were incurred while paying off student loans. Borrower added on 12/10/10 > To be clear about my budget and how I plan on paying the loan back quickly and without a problem here is a breakdown of my income and expenses. I have a stable job where I make over 50K a year which comes to around 4K/month. 1K/month for rent and utilities and then I spend around $500/month on food, clothing, transport etc. The rest I've allocated to save and paying off my debt. Borrower added on 12/13/10 > I just got my credit report this Sunday and my credit score is 734. Every one of my accounts are in good standing and paid satisfactorily.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,562.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is 12K, including 5K on your credit cards. What is the rest 7K for?	Hi, As a recent graduate with a new job, I am still paying off student loans. I went to an Ivy League school, so tuition was high. Also, having just started a new job, I haven't had enough time to save up and pay off costs incurred while job searching. Thanks!
1. What is your position within Scripps Networks? 2. How long have you been at your current address / paying your own rent at this address?	1. I am an Interactive Marketing Coordinator at Scripps Networks. 2. I have been living at this locatioon and paying my own rent for 13 months now.

Member Payment Dependent Notes Series 629288

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629288	$8,000	$8,000	10.36%	1.00%	December 15, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629288. Member loan 629288 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Avanade	Debt-to-income ratio:	8.67%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Avanade
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I'm going to use this loan to completely pay off 2 credit cards: a MasterCard with $2,000 balance at 24% APR and a Discover card with $3,500 balance at 23% APR. The loan payment is less than the combined payments I have been making on those two cards every month. After all my monthly bills (including this loan), I am left with about $1,000 - $1,500 of income available to me (a very small portion of my yearly income comes from freelancing work, and that varies from month to month: $0 - $500). I have a very stable job as a Senior Software Engineer in one of the leading Microsoft consulting firms. I make all my payments on time. i have recently paid off 3 credit cards, and outside of the 2 I'm planning to pay off with this loan I only have one more (with a balance of ~8,500, but low interest) that I'm planning to pay off within the next 2 years.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	52
Revolving Credit Balance:	$19,064.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind explaining why you accumulated this debt? Also, your last credit card with 85K, does it have promotional low APR? If so, until when?	1. Most of the debt is a left over from a failed business venture that I was involved with ~5 years ago and moving expenses that followed (for 2 years I co-owned an IT consulting business). I have since paid off majority of the debt I acquired and the 3 cards is the only debt I have left. 2. The $8,500 card has ~13% APR and it is my normal rate, not a promotional one.

Member Payment Dependent Notes Series 629290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629290	$6,925	$6,925	9.62%	1.00%	December 16, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629290. Member loan 629290 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Texas Instruments	Debt-to-income ratio:	15.40%
Length of employment:	< 1 year	Location:	Manchester, NH

Home town:
Current & past employers:	Texas Instruments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > 715 on CreditKarma, looking for a loan to cut down debt. Make money helping me save money!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$7,297.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position? And, please explain your delinquencies.	I'm an electrical engineer. I don't have any delinquencies.
How long do you expect to pay back?	I will probably pay back within 18-24 months.

Member Payment Dependent Notes Series 629312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629312	$5,500	$5,500	10.36%	1.00%	December 16, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629312. Member loan 629312 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$850 / month
Current employer:	n/a	Debt-to-income ratio:	6.35%
Length of employment:	n/a	Location:	brawley, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	34
Revolving Credit Balance:	$668.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Considering your gross income of $850/month, can you provide your monthly expenses?	I get my disabled check and i live with my parents
What is the purpose of this loan?	i am disabled and need fix my van , that broke down ,and thats my transportation

Member Payment Dependent Notes Series 629373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629373	$17,000	$17,000	9.62%	1.00%	December 21, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629373. Member loan 629373 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,042 / month
Current employer:	ECS, Inc.	Debt-to-income ratio:	10.46%
Length of employment:	5 years	Location:	Winter Park, FL

Home town:
Current & past employers:	ECS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Fellow LC Lender needs Loan #2 Hello Fellow LC Lenders: As with our 1st LC loan, we are respectfully asking your help to fund us for a 2nd loan for home improvement/debt consolidation purposes. We have put onto a rewards credit card the following items: New roof ($11000), 60 ft. tree removal ($3500), Living Will and Trust ($1000), new garage door ($1000), new shed ($500). Our 1st loan was for a central hvac system install we had done this summer. If you would like to see for yourself our payment status, the loan # is 516563. As before, we have outlined our budget information for you as well as other pertinent information that will hopefully give you confidence in funding us. Our typical monthly expenses include (approximately): * mortgage - $1575 * power - around $200 * cell phones - $100 * credit cards (paid off each month) - varies * student loans - $380 * food - $600 * no car payments * we rarely go out, so no real entertainment The income stated for this loan is mine alone, but my wife has been putting in more hours at her work than before so the additional income from that is about $1600-$1900 / month as a part time staff accountant. Both of our jobs are stable, and we are very strict with our budget. This loan will be used to move the items mentioned above (roof, tree removal, Will & Trust, garage door & shed) to a much better interest rate than our 11% credit card, preferably before the cycle turns over so we can pay off the card in full as usual. As for our other asset-related accounts (because someone else asked us about it last time), we have the following: 401k - $34,500.00 Lending Club (investor) - $7,375.00 Savings - $3,200.00 Thanks for looking at our application and please feel free to ask us any further questions. We will be more than happy to answer them promptly. Thanks much!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,376.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	We've observed your questions of many other borrowers, and feel honored to be answering some of your questions now! I'm a senior software engineer and lead network administrator for my company. Basically, I (currently) manage our network infrastructure, which includes all of our servers, user workstations (50+ users), our internet uplinks; I supervise and direct contract IT personnel, and am a liaison between the various project leads and our off-site internet service providers. Basically, I hold all the keys and am the man behind the information technology curtain. We expect to pay this loan off in 2-3 years, but have selected the 5-year rate for flexibility. Things like babies have a habit of making working extra hours for those extra-large payments more difficult. We WILL accept the loan if it's at least 60% funded. It's far better than carrying the balance on our credit cards for the work we've had done, and we prefer to be indebted to fellow lenders. Thanks for your interest, and we too hope we quickly hit 100%! Looking forward to making further investments with you to other worthy borrowers. Thank you for your service to our country!
How much is your mortgage, and what is your home worth?	We purchased our home for $219K. Current market value is around $160K; we have about $200K outstanding. Obviously, we're underwater. My wife and I have talked about it in months past and have come to the following conclusions regarding our house and its value: 1) We can afford the mortgage. We were offered up to $300K from banks when we were shopping for a home, but chose to stay within a monthly payment range which we were comfortable with and could afford. Though we could've purchased much more house now than when we bought this one (at the height of the bubble), we love our house, our large yard, and our neighborhood. And thanks to the devaluation of the property, our property taxes are quite a bit lower now! 2) We plan to stay in our house for 5-7 more years minimum. The housing market can go up and down, and as far as we're concerned what our house is worth will only matter when we go to sell it. Any way you slice it, we need a roof over our heads and moving back into an apartment for only a little less than our mortgage is NOT appealing to us whatsoever. 3) We have put A LOT of time, energy, and money into making this home very nice for ourselves and our son, and we would like to enjoy the fruits of our labor for at least a few years after we get done. This and our prior loan are but two projects in the very large list of improvements we've already sunk our own money into. To walk away, to mess up our credit, is not an option. I know they say "it's just a house," but for us, it's still an investment. I hope you find this information useful. Thanks for your question, and for considering our loan!

Member Payment Dependent Notes Series 629418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629418	$5,000	$5,000	5.79%	1.00%	December 15, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629418. Member loan 629418 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	In-N-Out Burger	Debt-to-income ratio:	0.53%
Length of employment:	3 years	Location:	Plumas Lake, CA

Home town:
Current & past employers:	In-N-Out Burger
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	66
Revolving Credit Balance:	$519.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at In-N-Out Burger?	In-N-Out has their painting department and I am working as a Journeyman Painter responsible for Northern California Stores. I've been with the company for over 3 years.
Would you please explain exactly what you did and do it this money. Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services (support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Thank you for the information. I was under the impression they would contact me if anything was needed. I will definitely contact them to verify my income. Answering your questions... 1. I will pay off my current debt on my credit cards (totals at $1500). Want to get rid of ridiculously high interest rates. The rest I will be investing into my home. The payment for this loan will be the same if not less than what I pay right now in my credit cards payments (which also would take me much longer to pay off if I continue making those payments as I am now) so my monthly expenses will actually lower once I get this loan. 2. Monthly expenses: Mortgage ($1500) Bills/credit cards payments ($600) food ($400) 3. I've been a painter for over 10 years. Successfully worked for myself until economy crashed. I've been hired as a Journeyman Painter for In-N-Out Burger over 3 years ago and am responsible for all Northern California Stores along with my 2 co-workers. My job is secure. In-N-Out doesn't hire outside contractors for their stores because they have very high demands and specific needs, work with special kinds of material and it takes a long time and money for them to train someone.
Do you have any other expenses other than those listed above? Please describe those in detail. For example list the following items if applicable with their monthly costs: phone / cell, internet, TV, gym, childcare, insurance (home, car, life), car loan, gasoline, electricity, gas, water, entertainment, property taxes, pets, medical, groceries, clothing, savings. Thanks	all of my expenses are listed. I just added all of my bills together. other than $1500 in debt on my credit cards I have everything payed off. both my vehicles are paid off. my boat is payed off. My wife works from home so no childcare expenses either. I have a company vehicle so don't pay for gas at all. my life and medical is through work and I am fully covered by the company, for my family it's taken out of my paycheck. property taxes are included in my mortgage payment.

Member Payment Dependent Notes Series 629476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629476	$9,700	$9,700	13.35%	1.00%	December 21, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629476. Member loan 629476 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,800 / month
Current employer:	Supervalu	Debt-to-income ratio:	12.89%
Length of employment:	9 years	Location:	Ephrata, PA

Home town:
Current & past employers:	Supervalu
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > With this loan I would like to pay off a high interest credit card and also start up a small online ebay business making and selling golf equipment. Thank you for your interest and hopefully your funding. Borrower added on 12/09/10 > Ive had the same job for almost 10 yrs now and my company is doing very well. I never pay a bill late and this loan will be paid in full. thanks everybody. Borrower added on 12/18/10 > Only 3 days left to fund my loan, please help everybody. thank you to those that have funded so far.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,261.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Supervalu?	Hello thank you for your interest in helping me with this loan. At supervalu I do general warehouse work, use a forklift, pallet jack, help inventory some. I will be working at Supervalu for 10 yrs in March. thanks again.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes the title is in my name, I have 1 mortgage with 109k to pay on it. I have no home equity loans on my home. The market value for my home is 135k.

Member Payment Dependent Notes Series 629480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629480	$7,000	$7,000	6.54%	1.00%	December 20, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629480. Member loan 629480 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	PaleoSun, Inc.	Debt-to-income ratio:	10.16%
Length of employment:	3 years	Location:	Asheville, NC

Home town:
Current & past employers:	PaleoSun, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > My aim is to simplify my debt repayment, with a lower APR, and be debt free by 2014 (except for my student loans, of course). I currently have 4 credit cards with balances ranging from $450 to $4150. Two of the cards have 0% APR that is about to expire. I am tired of paying twice the minimum payments on these cards and still barely touching the principal balance. I am currently paying over $400/mo for these credit cards. Thank you for considering this loan opportunity. Borrower added on 12/15/10 > ---How I Plan To Use The Funds--- Upon receiving this loan, I plan to completely pay off all of my credit cards and cancel all but the one with the most appealing features, for emergency purposes. ---What Makes Me A Good Borrower--- I have excellent credit, therefore this loan is a very safe investment. The monthly payments on this loan will be considerably lower than my current debt payments, so it is well within my means to pay (or overpay) this every month. ---My Monthly Budget--- I bring in almost $2950 a month after taxes, and I am single, with no children. I pay $400/mo in rent. I currently use the online services Mint and PocketSmith for budgeting and financial forecasting. ---How Stable Is My Job--- I have a solid, steady job as lead developer at a very reputable web design firm. We are currently (and usually) booked with contracted work several months out. Thanks!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,522.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629530	$8,400	$8,400	9.99%	1.00%	December 17, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629530. Member loan 629530 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,100 / month
Current employer:	Progress Energy	Debt-to-income ratio:	12.34%
Length of employment:	6 years	Location:	Clearwater , FL

Home town:
Current & past employers:	Progress Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I have decided to fix my present car, I have too many new parts in it, I don't want to buy some one else’s problems, I will pay off 4180.00 in credit card debt, I will use 1300.00 to fix my car. I will pay property tax on my home for the year, I will pay home owners insurance for the year. Thank You for your help!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,664.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Progress Energy?	I work in the Credit Department at Progress Energy. I do realize how important it is to keep your bills paid on time.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Approximately 4280.00 which will be paid off with this loan.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I receive a bonus from work in March, pluss a tax refund in April 2011, I should have this paid back in a year. That willl be my goal. Thank You !
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net Monthly income 4100.00 to 5400.00, I work for large Utility Company in Florida. I also work as a handy man carpenter, painter with over 15 years experience in the construction field, my truck, trailer and equipment are paid off, my mortgage is $926.00 a month plus utilities around 550.00. I have about 4180.00 in credit card debt that will be paid off with this loan. Those payments will go toward this loan. My goal is to have this paid back by December 2011. Thank You for your Help!
If you are already willing to pay ~200/month for this loan, why not lease a new car?	Yes, this payment will fit my budget. But I plan to pay off credit card debt with this loan so that $ will be applied to this loan, the cost to fix our car is 1,290.00 (Transmission) please read previous QA for more explanations, I do not lease because at the end of the lease you have nothing to show for the $2,400.00 you???ve paid that year. I have the ability to repair my vehicles myself except for transmissions which I leave to a professional. Thank You!!

Member Payment Dependent Notes Series 629537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629537	$4,750	$4,750	13.72%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629537. Member loan 629537 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	n/a	Debt-to-income ratio:	22.33%
Length of employment:	< 1 year	Location:	Radnor, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Young college student with bills piled up from a past job. I have the income to pay them off now but I need some breathing room this holiday season to save up for an engagement ring. Thank you much.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 629694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629694	$24,600	$24,600	18.54%	1.00%	December 17, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629694. Member loan 629694 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Grene Vision Group	Debt-to-income ratio:	21.59%
Length of employment:	9 years	Location:	Wichita, KS

Home town:
Current & past employers:	Grene Vision Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I have never missed or been late with a payment on any loan, credit card or account in my life. I ALWAYS pay my bills. I have been with my current employer for 9 years and have a stable income. Because of a divorce 2 years ago, I am paying more per month in credit card bills than is comfortable for reasonable living. Getting this loan will NOT increase my debt load as I will be using it to pay off several smaller accounts that are on shorter term repayment schedules. By financing the same amount of money over 60 months rather than the current 24-42 months, I will be able to make my monthly payments more easily and have a little room to avoid creating any new debt. I am not asking for a loan for new expenses. I am asking for a loan so that I can maintain my consistent record of always paying my bills on time. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,703.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Grene Vision Group?	Director of Information Systems. In charge of all computers and phone systems for 20 plus locations and 300 plus staff. Been with the company for 9 years.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info.	Thanks for the information. I am more than willing to verify my income and will speak to an agent.
Would you please describe your job and the various credit-card debts you wish to refinance (amount owed, to whom, and current interest rate)? Thanks in advance.	Director of Information Systems. In charge of all computers and phone systems for 20 plus locations and 300 plus staff. Been with company for 9 years. CC Debts to refiance are Banana Republic Visa card - Bal $4,000 at 22.5%. Target Visa - Bal $10,000 at 20.5%. Citibank $9,500 at 14.9%. Combining balances into this one loan allows monthly payment to go down into affordable range by lengthening term of loan. BR and Target are on a very short repayment period currently, so payment would be lower if term is 60 months.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total owed is $178,000. Recently appraised at $184,000. Just completed home refinance for lower interest rate, so numbers are very accurate.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Answers (1) Realistically expect to service loan for full 5-years, especially if fully funded or very close to fully funded.(2) Acceptance of partially funded loan will depend upon amount, terms, and rate. If it will pay off enough current short term debt for those payments to be applied to new longer term lending club loan, then would accept partial funded loan and apply for balance of amount later. Thanks for the advice and consideration.
I am having trouble analizing your credit history (no reflection on you). Your credit history shows revolving debt balance of $3703 and revolving line utilization of 90%. Is this a misprint, etc. etc, do you know of anything or any reason these amounts are shown (are these CC that you are paying on, in your ex-wife's name or is there some other reason) ? Thanks	Not sure what is referenced on a credit report for revolving debt balance. If it is the amount per month I pay towards revolving debt, then it should be $2,200 (31.5% of net income or 24.7% of gross income). Debt utilization of 90% is most likely accurate, as correct or not by credit score standards, I closed several available accounts in an effort to avoid excess charges during the divorce process, leaving me with only accounts with balances due still left as open. Again, this loan will not increase my overall revolving debt amount or revolving debt monthly payments. It will actually reduce my monthly payment amount because it lumps several loans together allowing for a longer term, but smaller monthly payments. Thanks for your consideration.
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	I submitted all income verfication paperwork late last week, so it should show up on my profile soon. Thank you for your consideration.
Part 1: For EACH of the debts you plan to pay off with this new ~21% LC Loan, please provide -- for EACH one -- the AMOUNT of that particular debt and the INTEREST RATE of that particular debt. Part 2: IF any of those debts-to-be-paid-off-with-this-~21%-LC-Loan have interest rates under 20%, please provide a logical, rational and fiscally responsible reason why you want to pay off an existing LOWER rate debt with a new HIGHER rate debt. IMPORTANTLY, "I want to pay just one bill a month instead of [checking off in my Bill-Pay] more than one [check boxes] is not, in my view [& that of many LC lenders] a fiscally responsible reason. Thanks!	Part 1: As referenced in previous answers, I will not be creating any new debt with this loan. It is to pay off amounts of $4,000 at 22.5%, $10,000 at 20.5%, and $9,500 at 14.9%-19.9% variable. Part 2: The logical, rational and fiscally responsible reason for paying off same rate or slightly lower rate money with this loan is to lower the monthly payment by lengthening the term of the loan from the current terms of 24-42 months to a new term of 60 months. Yes, it is not the perfect ideal solution, however, I ALWAYS pay my bills and because of a divorce and loss of joint income, my monthly payments on the current debt are high enough that it is difficult to not create new debt for daily expenses. Lowering my payment with this loan by a couple hundred dollars a month (yes, I realize that means I am paying more overall for the money long-term) will allow the extra cushion needed to avoid creating any new debt now. The only way for me to get completely debt free (and join the investor side of this club) is to have my payment low enough to avoid any new debt. This loan will help accomplish that. Thank you for your consideration.
Dear 806774, Your loan is now 82.83% funded, Please understand that lending club is not a large bank with endless pockets. Lenders are individual, regular folks just like yourself and we count on you to keep good faith in payments. We've funded your loan because we believe in you, and we want to help you turn your debt around. Best of Luck!	Thank you. I do understand that. I have never, ever been late or missed a payment on a loan or account in my life. I am trying to obtain this loan so that I can keep that record going. I know what I am capable of paying each month and this loan will make it possible. I appreciate your investment and I guarantee this is a loan that will be paid. Someday, I'm going to be on the investment side of this equation.
I understand that you want to lengthen the term of your loan to get lower monthly payments. But you said that the BR and Target cards had the shorter terms. Does the Citibank card, which has a lower rate, not have a shorter term? What is your monthly payment on that card?	Citibank is a variable rate, which makes it difficult to plan around. Would rather know where I stand long term and have a plan than take the constant up and down with that card. All of my other debts are fixed rate and I have a plan in place that with this loan will allow them all to be paid off in 60 months. The purpose of this loan is to get my higher rate and variable rate, shorter term notes onto a fixed rate 60 month loan that allows me enough cushion each month to live without new debt. I appreciate your consideration.

Member Payment Dependent Notes Series 629724

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629724	$15,000	$15,000	15.57%	1.00%	December 15, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629724. Member loan 629724 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Bristish Telecom	Debt-to-income ratio:	12.42%
Length of employment:	10+ years	Location:	Reseda, CA

Home town:
Current & past employers:	Bristish Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This loan will give me the ability to place outstanding debt in one place. I'm currently along with my 19 year old son. He is in his 2nd year in LA Valley College studying Criminal Justice. This one stop loan would give me the ease I need. Thank you & hope to hear good news soon.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	29
Revolving Credit Balance:	$10,840.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Bristish Telecom?	I am a Financial Analyst - Cash Apps & Reporting of revenue for International/Internal representatives & customers. Collect/retrieve all banking documents for application purposes & ensure customer aged debt remains less than 120 days old. Perform research, analysis & take appropriate actions resolving resolutions.
Good day, I wish you the best in getting this loan. Quick question though. What is your net monthly income and your monthly costs (mortgage, utilities, car, CC debt/loans not consolidated by this loan, childcare/tuition costs as applicable)? Regards,	Hi, monthly expenses = $ 1725.00 car is paid off. net monthly income 1498.00 x 2 not including overtime.
Can you explain your delinquency 29 months ago?	I'm sorry I'm not aware. Does it say for what?

Member Payment Dependent Notes Series 629835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629835	$5,000	$5,000	13.35%	1.00%	December 15, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629835. Member loan 629835 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Legg Mason	Debt-to-income ratio:	9.85%
Length of employment:	3 years	Location:	woodbury, CT

Home town:
Current & past employers:	Legg Mason
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Consolidating some bills and down payment for home. Loan will be paid off within 1 year max.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,090.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Legg Mason and what do you do there?	They are a mutual fund company, web development
Would you mind explaining your delinquencies?	Haven't had one since 2006. Lots of credit card bills from paying for school, all accounts were paid in full.

Member Payment Dependent Notes Series 629852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629852	$10,200	$10,200	14.83%	1.00%	December 16, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629852. Member loan 629852 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,958 / month
Current employer:	Otis Elevator	Debt-to-income ratio:	5.88%
Length of employment:	8 years	Location:	NEW BRITAIN, CT

Home town:
Current & past employers:	Otis Elevator
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	16
Revolving Credit Balance:	$8,716.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	I respond to customer trouble needs and dispatch techs/mechanics. I expect to pay the loan back in 3 years, if I can do it in less time, I will obviously do it. Thanks for helping! :)

Member Payment Dependent Notes Series 629897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629897	$15,200	$15,200	15.95%	1.00%	December 15, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629897. Member loan 629897 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,250 / month
Current employer:	Dept of Army	Debt-to-income ratio:	15.45%
Length of employment:	10+ years	Location:	Phenix City, AL

Home town:
Current & past employers:	Dept of Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I have a government job that allows for consistant income to ensure all payments are on time.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	8
Revolving Credit Balance:	$46,672.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The two homes for sale in our neighborhood are listed for $355K and $385K in the neighborhood. Mortgage balance is $240K.
What exactly do you with the Dept. of the Army?	Management
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	2 to 3-yrs - depending on the percent funded. Partially funded loan - yes. Primary driver is to remove debt and acquiring a lower interst in 60% to 100% of payoff value will make this possible.
Will you please explain the delinquency that appears in your credit history from 8 months ago? Thank you. Doug	It was a credit card that was paid off, however due to a late fee when the final payment was made, it carried over a balance. Once we knew of the balance, we paid it off in full.

Member Payment Dependent Notes Series 629912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629912	$8,000	$8,000	9.25%	1.00%	December 20, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629912. Member loan 629912 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Continental Industries Group, Inc	Debt-to-income ratio:	2.49%
Length of employment:	4 years	Location:	kearny, NJ

Home town:
Current & past employers:	Continental Industries Group, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Maternity Borrower added on 12/15/10 > new baby Borrower added on 12/16/10 > We're expecting a baby, having a baby costs much, baby room, furniture, clothes, hospital and doctor bills and additional unexpected costs.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,089.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Continental Industries Group, Inc?	Marketing Coordinator
Can you please specify what type of home improvements project(s) you are looking to complete as well as why it's important to you?	We're expecting a baby, having a baby costs much, baby room, furniture, clothes, hospital and doctor bills and additional unexpected costs.

Member Payment Dependent Notes Series 629921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629921	$10,000	$10,000	14.46%	1.00%	December 17, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629921. Member loan 629921 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Bethel Baptist Church	Debt-to-income ratio:	18.28%
Length of employment:	10+ years	Location:	Louisville, KY

Home town:
Current & past employers:	Bethel Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I plan to use the funds to buy a 2010 Honda Civic with 3050 miles at 1/2 of it's Blue Book Value (I'm paying for $10,000.00 for a 19,000 car). I have never defaulted or been late on a loan or debt. I have a very stable job. I've been employed at the same place for 10 years now. And I am one of the few people in America that actually has equity in their house still.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,394.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our total balance is $169,966. Our house Zillows for $175,000. Though we've done a number of improvements that aren't in the zestimate. My guess is that it would appraise for $180,000-$185,000. It appraised a year ago for $222,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our total balance is $169,966. Our house Zillows for $175,000 though we've done a number of improvements that aren't in the zestimates. My guess is that it would appraise for $180,000 -$185,000. The official appraisal one year ago was for $222,000.
Specifically, what are the loan proceeds to be used for?	A 2010 Honda Civic EX-L with 3050 miles. It has a rebuilt title. So I cannot get financing at a bank. It's been rebuilt by a pro, and has been inspected by an independent inspector and the state DMV.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is 169966. Our house Zillows for 175,000. Though we've done a number of major improvements that aren't reflected in the Zestimate. My guess is that it would appraised for 180,000 - 185,000. It appraised a year ago for 222,000
What is your position at the church?	Associate Pastor
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	Probably, two years.
If you intend to pay this off in 2 years, why did you choose a 60 month loan over a 36 month loan with a higher rate?	Lower monthly payment, just in case I need the cash flow.

Member Payment Dependent Notes Series 629930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629930	$6,250	$6,250	13.72%	1.00%	December 20, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629930. Member loan 629930 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	n/a	Debt-to-income ratio:	20.61%
Length of employment:	< 1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Consolidate/refinance debt. Purchase material for upcoming project.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,677.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 629948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629948	$10,000	$10,000	9.25%	1.00%	December 21, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629948. Member loan 629948 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,831 / month
Current employer:	n/a	Debt-to-income ratio:	18.97%
Length of employment:	n/a	Location:	Detroit, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,402.00	Public Records On File:	1
Revolving Line Utilization:	91.70%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am retired. My source of income is Social Security and pension.

Member Payment Dependent Notes Series 629995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629995	$6,500	$6,500	13.35%	1.00%	December 21, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629995. Member loan 629995 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	CenterPoint Energy Inc.	Debt-to-income ratio:	22.37%
Length of employment:	10+ years	Location:	CYPRESS, TX

Home town:
Current & past employers:	CenterPoint Energy Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	34
Revolving Credit Balance:	$62,853.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for CenterPoint Energy Inc.?	Type your answer here. I am Director, Financial Accounting for the Electric and Gas Regulated Operations. I manage a department of 68 personnel.
Please answer the following questions: 1) What will this loan be used for? 2) If you are in fact earning $14k a month, why do you need to take out a 3 year loan for $6.5k? 3) If you plan on paying this loan back in less than 3 years, please say approximately when you plan to pay it off completely. 4) Can you comment on your delinquency from 34 months ago? This is a bit unexpected from a financial accounting director. Thank you very much.	Type your answer here.1) unexpected dental surgery that requires payment upfront. My available liquid cash to be used for upcoming property taxes. 2) applied for two years, but only three was offered. Will most likely pay off within two years. 3) the delinquency reported is due to an identity theft which I am still working to clear off of my credit report and is an isolated incident. I take my credit very seriously.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here. I initially asked for a two-year term. I realistically expect to pay it off within 1 to 2 years. Thanks for the best wishes!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1) First mortgage- $179K; second mortgage- $24K; Home improvement loan for pool/outside kitchen - $90K. Total = $293K. 2) Based on an estimate from a realtor that I know, ballpark asking price in today's market would be approx $300-320K. Tax value is appraised at $278K. Our home is one of the largest lots in our subdivision. Hope this info is helpful. Thank you for your interest.

Member Payment Dependent Notes Series 630075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630075	$12,000	$12,000	19.66%	1.00%	December 15, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630075. Member loan 630075 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Commonwealth of Massachusetts	Debt-to-income ratio:	2.86%
Length of employment:	4 years	Location:	Chelsea, MA

Home town:
Current & past employers:	Commonwealth of Massachusetts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,839.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is around 235,000. My home is worth 305,000.
What precisely do you want to spend this money on?	This money will be used as working capital for my new business venture. It will be used to cover lease payments on my machines, advertising campaigns e.g marketing material, brochures and mailing.
What exactly is your position with the Commonwealth of Massachusetts? Secondly, what precisely is your "new business venture"? Thanks in advance for your cooperation in giving us this additional info so that we can better assess whether to take a risk on you.	I'm a tax auditor for the state of MA. I'm in the business of DVD Kiosk like Redsox.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	Realistically i expect to service the loan for 4 to 5 years as requested. thanks
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	Thanks for the advice! I will shoot them an email.

Member Payment Dependent Notes Series 630137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630137	$12,000	$12,000	12.98%	1.00%	December 16, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630137. Member loan 630137 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	n/a	Debt-to-income ratio:	15.42%
Length of employment:	n/a	Location:	brooklyn, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,968.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? How much do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? What have you changed in your life style to keep from racking up $13K in debt? What is your exact position and job duties with your company? How long in years do you intend to keep this loan? What is your monthly budget? Please itemize	i owe 11000 oncredit cards at 19.9 and would like to consolidae all of them i have stopped my relationship with a big spender and i rent no morgtasge ialso bought a car for my daughter and her husband lost job cost is 319 monthly need three year loan which will come directly out of my account i am retired and monthly income is 4300 ihope this answer s your questionType your answer here.

Member Payment Dependent Notes Series 630170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630170	$10,000	$10,000	12.61%	1.00%	December 15, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630170. Member loan 630170 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,792 / month
Current employer:	Fedex Office	Debt-to-income ratio:	14.51%
Length of employment:	10+ years	Location:	Dryden , MI

Home town:
Current & past employers:	Fedex Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > 10 year old house in very family friendly area, with great schools. Purchased home and paid cash. We thought that a construction loan was the way to do the repairs. We were wrong!!!! Banks are not lending for construction at all in our area. Need this money to repair the home, so we can move in. Money is for two bathrooms and the kitchen.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	13
Revolving Credit Balance:	$3,696.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes I hold the title to the home. We do not owe anything on the home. Zillow's "z" estimate is $124,500 on the home.

Member Payment Dependent Notes Series 630199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630199	$25,000	$25,000	14.09%	1.00%	December 21, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630199. Member loan 630199 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,900 / month
Current employer:	USPS	Debt-to-income ratio:	15.55%
Length of employment:	10+ years	Location:	Marshall, MN

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	36
Revolving Credit Balance:	$25,612.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1. 70,962 2. 145,995
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1. 70962.00 2. 145995.00
Could you list your monthly take-home pay and expenses? Do you see any reason you wouldn't be with the USPS in the next 18 months or so? Thanks	Type your answer here. Take-home: 3030.00 Expenses: 2970.00 I've been with USPS for 20 yrs 5 mos. and plan on being there at least 8 more years.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. Chase CC: 6886.69/247.00 mo Discover CC 11421.61/229.00 mo Cabelas CC 5379.63/120.00 mo Bank Rev Credit 8389.93/606.00 mo Bank, Chase, Discover payed off first because of highest int rates.
The debt service on this loan is about 18% of your gross income, do you have a spouse who also contributes? If so, what is the amount of the contribution to household income?	Type your answer here. Wifes gross is 42500.00/yr

Member Payment Dependent Notes Series 630279

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630279	$13,000	$13,000	13.72%	1.00%	December 21, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630279. Member loan 630279 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,300 / month
Current employer:	GHX Industrial	Debt-to-income ratio:	4.72%
Length of employment:	10+ years	Location:	Kingwood, TX

Home town:
Current & past employers:	GHX Industrial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I plan to use the funds to pay off high interest rate credit cards. I am doing this to get all my finances in good order with a goal of increasing my FICO score. I am a good borrower as I pay my bills on time and continue to be proactive in creating solid financial footing. My job is very long term (22 years) and stable and I have reduced my monthly expenses to create more savings. I plan to down size my home over the next three years to keep more of my income. Borrower added on 12/10/10 > Additional information. I currently have a total of $3300.00 per month in expenses (mortgage,lights,water,car payment,CC payments,ect). I have a minimum net income of approximately 6300.00 per month. This loan will clear CC debt and save me 10 points in interest. I will be able to pay all of that off and pay this loan off early and be clear of the debt.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,641.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current balance on my mortgage is approximatley 138,000. I actually have a Zillow account and my home is listed at 155,000 to 181,000 as of this past week end.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current balance on my mortgage is approximatley 138,000. I actually have a Zillow account and my home is listed at 155,000 to 181,000 as of this past week end
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	For 14 years I had been operations manager of my companies largest facicility. We have just recently made 12 acquisition so I have moved to the corporate side of the business because of experience and market knowledge. I have every intention of paying this loan off in 2-3 years. Have only one of three children left at home so I am planning to down size my house within 3 years. I would consider partial funding if it could address the main debt targets I have. I would also be able to pay it off faster and work the rest as I go.

Member Payment Dependent Notes Series 630351

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630351	$2,000	$2,000	6.91%	1.00%	December 16, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630351. Member loan 630351 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,835 / month
Current employer:	LiDestri Foods	Debt-to-income ratio:	17.66%
Length of employment:	10+ years	Location:	Rochester, NY

Home town:
Current & past employers:	LiDestri Foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,715.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630359	$12,600	$12,600	13.35%	1.00%	December 21, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630359. Member loan 630359 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	DYNAX AMERICA CORP	Debt-to-income ratio:	11.15%
Length of employment:	10+ years	Location:	Roanoke, VA

Home town:
Current & past employers:	DYNAX AMERICA CORP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > Some home improvement and hospital bills from past cancer treatment.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	7
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. My husband and I 2. $84000 3. $130,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Myself and husband's 2. $84,000 3. $164,000
Please list of details for the need for the loan Thank You	Home improvement and family support for my side of family.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1. Assistant Manager 2. I will try to pay off as soon as I can 3. I would like to have min of 10K if possible. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Question being answered previously. Thanks.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I understand the concept. Thank you for sharing the information.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	(3) I will accept the partial fund. Thank you

Member Payment Dependent Notes Series 630503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630503	$11,000	$11,000	5.42%	1.00%	December 21, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630503. Member loan 630503 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	Pratt & Whitney Engine Services	Debt-to-income ratio:	6.19%
Length of employment:	7 years	Location:	Grafton, WV

Home town:
Current & past employers:	Pratt & Whitney Engine Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This money will be used to pay off credit card debt. If you check my credit you will see that I have never been late for a payment. I work at Pratt Whitney. We make Jet engines for aircraft. We are owned By UTC which it a very large company throughout the world.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,186.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 630574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630574	$4,000	$4,000	9.99%	1.00%	December 17, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630574. Member loan 630574 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	university medical center	Debt-to-income ratio:	22.91%
Length of employment:	4 years	Location:	lafayette, LA

Home town:
Current & past employers:	university medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I needed a loan to help my brother pay out his lease for his apartment because he has cyst on brain and I know sooner or later he will have to get meds, neurologist visit, doctor bills. This money is to help him. He is in school. He had to move in with me. He has part time job and his jeep under title line and I don't want him to be convicted from his apartment with just two more months left to stay there.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630583	$8,000	$8,000	9.25%	1.00%	December 17, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630583. Member loan 630583 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Family Service Bureau	Debt-to-income ratio:	23.06%
Length of employment:	< 1 year	Location:	Montclair, NJ

Home town:
Current & past employers:	Family Service Bureau
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This loan helps to pay off all credit card bills and help to pay a student loan. This will help me to consolidate it all into one monthly bill that will be paid on time and I also hope to pay more than the actual monthly requirement so that based on my monthly income it is paid off in 2yrs. This is possible since my job is very stable in this wavering economy. Based on the projected start repayment date of this loan, I would have no problems repaying this loan in a timely manner.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,554.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630586

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630586	$6,300	$6,300	9.62%	1.00%	December 16, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630586. Member loan 630586 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	1.62%
Length of employment:	3 years	Location:	Cary, NC

Home town:
Current & past employers:	Iron Mountain
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Used Car Loan Borrower added on 12/10/10 > This is a very small loan for me I will have no problems making the payments. Traditional lending institutions won't lend under $7500 which is why I am here. My credit is in the high 700's. Don't know how they grade these loans but mine should be an A, not a B.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	My wife and I have a combined net income of $5000 a month. Our bills, including mortgage are about $2300- $2700 depending on the month.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	Hello. I am a morning transportation coordinator for the largest shred company in the world (Iron Mountain) I plan to have the loan paid in full in 36 months or less.

Member Payment Dependent Notes Series 630626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630626	$8,300	$8,300	5.42%	1.00%	December 17, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630626. Member loan 630626 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Target Distribution	Debt-to-income ratio:	9.44%
Length of employment:	7 years	Location:	KERSHAW, SC

Home town:
Current & past employers:	Target Distribution
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,267.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No. 2.B. 3.No. 4.65,000 5. 42 years Thank you for the questions.
Your expected payment takes a large chunk of your monthly income. Please detail your other monthly expenses and comfortable in re-paying the loan.	I have no house payment or car payment. I have the regular bills: cell phone, electric, water, gas, insurance, a few credit cards that I hope to pay off with the loan plus the hvac unit I just had installed. Yes, I feel comfortable about being able to pay back the loan.Thanks for your question.

Member Payment Dependent Notes Series 630666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630666	$7,000	$7,000	5.42%	1.00%	December 21, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630666. Member loan 630666 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.67%
Length of employment:	n/a	Location:	Tracy, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I purchased my home on the large corner lot for $167.5K when the bank would fund only $132K of their $165K appraisal. A most recent closing of the house next door, comparable sq. ft., 3 br, 2 bath but notably less land and with 3 adjacent properties, closed october 2010 at $180K. My principal balance is $128,262.20 per statement dated 10/29/10. Monthly payments for principal, interest, taxes and insurance (piti) are $976.81. My monthly payments in '09 were $1K as the closing "adjustments" had not raised piti payments until Jan. 2010. Since then my monthly payments have been $1.1K, hence these otherwise incalculable (questionable) lower principal uncertainties may thus simply clarify and reinforce my credit standing. I have upgraded since arrival with a poured concrete sidewalk from driveway to existing back concrete walk and a "slate style" finished, curving contoured concrete patio outside the sliding glass doors, replacing that end of the original concrete walk out to the edge of the house in February. Also, a microwave oven was installed above the range this summer. Negotiations with new neighbors on both sides are underway to replace the back/side fence & gate for our corner with highest grade and quality available by permit. The prior occupants of my home installed un-negotiated fencing, as I learned by meeting the owner of the rear adjacent property . It will be the "best" fence Tracy regulations permit that proudly presents a locally strongest "location" demarcation. Plans for extending my best efforts to achieve at our corner, and first craft then tailor a “first” view to grow imbued by highest street appeal qualities, a most scenic "ahhh" as you turn right at my corner. The fence is the only budgeted upgrade planned for 2011 and represents a possibly significant fraction of the debt (planned) for consolidation along with various current credit debt, all higher long-term interest obligations, dependent upon timing and relative value to my projected bottom line for 2011. I will embrace any maze that gains income verification as asked with optimistic and accute diligence.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,221.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please explain precisly how this money will be used? Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home. Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Your listing shows that you have no employment and 0 for your length of employment! Please explain. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	I will embrace any maze that gains income verification as asked. I retired disabled with Progressive Multiple Sclerosis June 8, 2004 following a year away under treatments. My Executive Director position with Commercial Communications Satellite Marketing & Sales provided LTD insurance at 65% salary until age 65 by Unicare Insurance. I left Space Systems/Loral after over 8 years service off a second florida flight home after a week of high heat. Short term disabily insurance covered the first year then they fired me and dropped pay to LTD levels. My first years with Loral enjoyed my capacity as Payload and then overall Technical Director where I Precise funds allocation will split between credit obligations listed below based on a next spreadsheet that seeks the optmum distribution that positions remaining amounts for most rapid payoff plan toward zero balance by summer graduation and secondarily reduce monthly interest costs which now approach $70/month precisely how money use will be apportioned by spreadsheet payment minimization/interest costs from data of balance/rate/ monthly interest accordingly will; US Bank: $2753.83, 9.25% $72 min pmt MBNA: 1308.31, 9.99% $30 min pmt AMEX 1444.21 15.245 415 min pmt Citi 3100 0% thru 9/11 then 11.65% Total charge card payments in 2010:$11449. Monthly average total charge card payment for 2010; $952.45 most well above min pmt except 0% line My typical monthly expenses beyond home motge (piti) are: Gasoline: $2004 in 2010 to date with daily average to date average now $5.48 car payments $443 total ($200 sts 4 year loan +$223.33 for '09 yaris 8 year note) credit card payments about 800 +/- 300 ( GEICO family of 5-1 car insurancenow 178 medical appointments: 50 to 100/month daughter college rent (until june 2010 graduation) 550 son college rent (june 2010 graduation) 400 student stipends @ $200 each = $400 verizon cell phone typically below $70 from 59.95 base plan comcast 47.5 city of tracy $85 - $130, costs above min baseline are water mercury insurance (cadillac sts) $88 ADT alarm service $28.99 AT&T alarm line to police: 15 food (THRU TODAY) FOR YEAR 2O1O: $4400 MEDICATIONS for MS pain spaticity insomnia depression fatigue atrial fibrillation, Deep wound cream (silvadene) montly medication cost typically total under 20$/day, nominally $600/month gasline: 3$-$10 per month ($5.54 daily average, $2004 YTD) PG&E $100 +/- $20 Food costs total $4319 for 2010 to this date. Monthly average in 2010 that includes family, friends, is 11.834/month as of December 9, yesterday this month's food average was $11.1111 Typical disposable income after full bill pay 1300-1700 where monthly savings up to 1100/month have been achieved during the first half but only about 300/month saved through december. All savings held in American Express "high yield" account now at 1.3% APR. Balance after last tuition payments and $300 december deposit will hit just about right on $50K with accruel of december's interest estimted about $52 I carry two automobile loans: '09 toyota yaris $12,007 balance remains '02 cadillac sts: 6670.15 to pay off this date per bank of Stockton with interet rate 9.95% My income arrives in two payments, once each month. My social security disabilty for progressive MS is $2311/month. My long term disabily insurance payment gross is $7542/month but i withold all taxes for SS too so my monthly net is $4102 and thus total monthly budget net max is $6413. I retain roughly 1000+/- 20 to cover a bit more than three weeks. The amount covers daily food, about $20/day for way too many meds, appointment copays and gasoline and going out for a few meals monthly with the family.

Member Payment Dependent Notes Series 630671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630671	$12,000	$12,000	9.62%	1.00%	December 20, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630671. Member loan 630671 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SPEC OPS PROTECTION	Debt-to-income ratio:	17.80%
Length of employment:	8 years	Location:	HAMILTON, GA

Home town:
Current & past employers:	SPEC OPS PROTECTION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > I have exceptional credit and will pay off my 3 outstanding credit cards with this loan. Borrower added on 12/15/10 > I am currently paying $600.00 a month on all 3 cards. This loan will cut my payment in half and give me a exceptional rate.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,280.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as debt(s) you are not looking to consolidate with this loan? Secondly, has anything occurred to avoid accruing new debt?	I have 3 credit cards that are around $4,000 a piece with a 21% interest rate. That is it. I have been making weekly payments on them and will have them payed off quicker if I stick with that plan but found this site and got a decent rate.Thought I would give it a shot
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I completely understand. I have exceptional credit history and I know this is a win win for all parties.
385 is not half of 600. I have a policy of not investing in people who lie to me.	My credit history and score reflects my honesty and integrity.
What is your job, and how secure is it?	I work for a counterterrorism unit called Spec Ops and it is very secure.

Member Payment Dependent Notes Series 630701

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630701	$4,500	$4,500	12.98%	1.00%	December 16, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630701. Member loan 630701 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Navy	Debt-to-income ratio:	3.34%
Length of employment:	8 years	Location:	leesburg, AL

Home town:
Current & past employers:	Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,940.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Question # 1. 125,000. Question # 2. 149,000

Member Payment Dependent Notes Series 630748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630748	$5,600	$5,600	18.91%	1.00%	December 17, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630748. Member loan 630748 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,792 / month
Current employer:	Portillos	Debt-to-income ratio:	19.91%
Length of employment:	2 years	Location:	Wheaton, IL

Home town:
Current & past employers:	Portillos
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Medical Loans for my daughter who has been sick in the hospital over the past couple months.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,928.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Portillo's? Do you have any medical insurance? Are you the only wage earner in the family? If not, please elaborate. Is your daughter's condition chronic? If not, please explain the need for the hospitalization. Thank you.	I am a manager at Portillos. My wife is a special education teacher in East Aurora School District. Her income is 42,500. My daughter has mild Cerbral Palasy. At birth she had a stroke due to premature birth. Recently she started having seizures and has been hospitialized due to this. We also have numerous therapies we are doing for her to help be successful.
Thank you for your reply. Are any of her medical/therapy expenses covered by insurance?	Yes some of the expenses are.....this was an unexpected expense that is out of pocket.....due to her hospital stay and extra care that was needed during this time.
Please explain your delinquency 24 months ago.	I believe this is from a bill that was not paid right away due to job transfers. It has been paid off since being posted on my account.
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	My daughter is 4 years old.
How old is your daughter?	She is four years old :)

Member Payment Dependent Notes Series 630753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630753	$6,000	$6,000	9.99%	1.00%	December 16, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630753. Member loan 630753 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,350 / month
Current employer:	verizon	Debt-to-income ratio:	5.47%
Length of employment:	10+ years	Location:	spfld, MA

Home town:
Current & past employers:	verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,681.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I am interested in funding your loan, but have a couple of questions: 1) Please give a brief description on what your do at Verizon. 2) What is your annual income? Please give combined annual income if you are married. 3) What is your current monthly expenses?(i.e. mortgage, ultilities, cable, internet, phone, credit card bills, etc.) 4) You chose a loan with a 5yrs plan. Do you expect to keep the loan for the full 5yrs, or do you plan to pay it off earlier? 5) If for some unfortunate situation you lose your job, what is your backup plan to pay for this loan?	hi, 1) sales dept , 2) 52,000 annual plus 600.00 rental income per mouth, 3) 1700.00 mortage, cable 65.00, internet 30.00, utilities 225.00, house water bill 230.00 quaterly, credit card for house improvement 5000.00 total , 4) will try to pay earlier, 5) hope i dont lose job after 10 years but if it happens would probably refinace house and get money back
Any reason you're planning a vacation to Bermuda?	Hi, my mom turns 60 and never bn on a nice inclusive vacation - mother and daughter time at tuckers villa for 2 wks thnks

Member Payment Dependent Notes Series 630759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630759	$12,000	$12,000	12.23%	1.00%	December 17, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630759. Member loan 630759 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Pipitone Group	Debt-to-income ratio:	10.16%
Length of employment:	8 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Pipitone Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Hello, I'm looking to consolidate my credit card debt as the interest rates are quite high; I've researched LendingClub.com at length and feel it's the best solution for me to consolidate--and eliminate--this debt. I've been working for the same great company for eight years and have built a substantial and financially successful practice there for which they've rewarded me with an increasingly great salary. As part my committment to making my money work for me instead of the other way around, I'm applying for this loan as a way of helping me accelerate those plans. Thank you in advance for your time in reading this and your consideration in providing me with this loan. Sincerely, Lending Club Member

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,811.00	Public Records On File:	1
Revolving Line Utilization:	82.90%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Reason for Chapter 7/11 Asset Liquidation Bankruptcy filng 105-months ago? (2) Position (brief job summary) with current employer? (3) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (4) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	1. Married in 1997, several financial difficulties, and differences, it turned out, with then-spouse led to bankruptcy filing in 2000. Divorced a little more than a year ago, partial reason for credit card debt alluded to in my request, looking for fresh start unencumbered by debt. 2. Directorr at marketing / communications firm, oversee a staff of four, clients diversified in geography (local, regional, national and multi-national) as well as industry (higher education, financial services and commercial building). 3. Plan is to pay it off in 3 years. 4. Partial funding is an option I'd consider, depending upon the amount. Thank you..
Will you please explain the delinquency that appears in your credit history from about 13 months ago? Thank you, Doug	Separation about 5 years ago (and subsequent divorce) left me with a high monthly mortgage (along with other debt mentioned in previous response and initial rquest). Tried to make a go of it, but refinancing wasn't an option after housing / credit fiasco, little / not response from government program to lower mortgage, that is, unfortunately, until after deed in lieu of foreclosure was granted, which is the delinquency to which I think you're referring.

Member Payment Dependent Notes Series 630804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630804	$14,000	$14,000	12.23%	1.00%	December 20, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630804. Member loan 630804 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Keeble and Shuchat Photgraphy	Debt-to-income ratio:	16.73%
Length of employment:	7 years	Location:	Manteca, CA

Home town:
Current & past employers:	Keeble and Shuchat Photgraphy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > Consolidation plus payment for car repair and insurance Borrower added on 12/13/10 > I'll be using a substancial amout for paying off my credit cards and use remaining amount for a car repair and car insurance.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,281.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as debt(s) you are not looking to consolidate with this loan? Secondly, has anything occurred to avoid accruing new debt?	Type your answer here. My total amount of credit card debt is $11,254 and my interest rate of each card hovers somewhere between 21-23%. I have cut using my store credit cards except for absolute needs including broken wallet and belt. Within the past two months, I've cut my leisure expenses immensely and have been putting as much of my earnings that I can into my credit card payments. I've been doing this for a long time and my interest charged against me is too, too high. I mean, one of my cards is at $4300. I put in a $150 payment and I am charged $79. I make my payments on time and am learning exactly what I am doing wrong in the credit field and seeing how much it is hurting me.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Type your answer here.$14,000

Member Payment Dependent Notes Series 630823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630823	$8,500	$8,500	6.54%	1.00%	December 17, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630823. Member loan 630823 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,900 / month
Current employer:	U.S. Navy	Debt-to-income ratio:	0.02%
Length of employment:	6 years	Location:	Hampton, VA

Home town:
Current & past employers:	U.S. Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your rank, pay grade, and ETS? What exactly is this loan being used for?	I'm a E-6 and I have been in the navy for six and half years. the loan is going to be used to make improvements to my house so we can sell it for top dollar.

Member Payment Dependent Notes Series 630824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630824	$10,800	$10,800	9.99%	1.00%	December 20, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630824. Member loan 630824 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,117 / month
Current employer:	URS Federal Services	Debt-to-income ratio:	14.29%
Length of employment:	7 years	Location:	Cocoa Beach, FL

Home town:
Current & past employers:	URS Federal Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Consolation of 3 high interest credit card & 1 line of credit totalling approximately $7500; excess to act as a buffer for the unexpected. Remaining debts will be mortgage, car payment (ending 3/12), and this loan. Former Lending Club Lendee from 2007 satisfactorily paid in full. Borrower added on 12/19/10 > Looks like we're pretty close to being 100% funded. I want thank everybody that has invested and let you all know how much I respect the Lending Club Peer-To-Peer model. I will make good on your investment. Again, thank you.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	66
Revolving Credit Balance:	$7,416.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at URS Federal Services?	I am Lead Alarm Technician. We are responsible for all fire alarm, fire suppression, security, access control, traffic, and tornado area warning systems for the base. I have been in the trade for approximately 12 years.
Hello, can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as debt(s) you are not looking to consolidate with this loan? Secondly, has anything occurred to avoid accruing new debt?	Debts to be consolidated: SCCU $2266 13.99%APR Capital One $2699 17.9%APR Chase Credit $1854 23.24%APR Home Depot $990 26.99%APR as of 1/11 Debts independent of consolidation: Colonial (Mortgage) $159K 5.75%APR Chase Auto $5957 8.99%APR The most critical factor in avoiding new debt is my lifestyle change over the past few years. At 32, I no longer have any desire to socialize in bars and clubs and have abandoned the ???live in the moment??? mentality. This is a huge expense that I no longer have to accommodate for and has allowed me to get to this point. I have come to realize that the best way to avoid new debt is to plan in excess for unforeseen expenses. With the buffer of approximately $2500, the overtime I work in the holiday season, and my tax return, I believe it will allow more than enough to breathing room to avoid debt in 2011. I will also have my car paid in full in March of 2012.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you. I guarantee this is a good investment for all of us.

Member Payment Dependent Notes Series 630843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630843	$4,750	$4,750	17.43%	1.00%	December 20, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630843. Member loan 630843 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	CVS	Debt-to-income ratio:	17.20%
Length of employment:	4 years	Location:	Lawrence, MA

Home town:
Current & past employers:	CVS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	39
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm interested in funding your loan but would like to know the purpose for which you are seeking this loan. How will the funds be used?	Medical equipment service and delivery. Buying a 2005 dodge caravan with 55K miles but still has a 20k aftermarket warranty. Thank you
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	1. 4 years 2. Probably 2 years... its better to have the lowest payment available, if for any reason theres a repair on the automobile it will be more manageable thats not included in the warranty. thanks
Dear 801616, Member 505570 above asked you: "(1) Position (brief job summary) with current employer? " They asked you WHAT is your position, with a brief job summary, NOT how long you've been employed. Please be careful when answering questions and please answer questions CORRECTLY and COMPLETELY. THANK YOU,	Thank you for your input.

Member Payment Dependent Notes Series 630863

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630863	$10,000	$10,000	9.25%	1.00%	December 20, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630863. Member loan 630863 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Department of Defense	Debt-to-income ratio:	18.54%
Length of employment:	8 years	Location:	PATASKALA, OH

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > I plan to use these funds to consolidate credit card debt. I have been working for the Department of Defense as an aircraft mechanic for the past eight years. It is a very stable occupation. What makes me a good borrower is the fact that I have never been late on a credit card, auto loan or mortgage payment. I value having good credit which is why I am taking out this loan.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,104.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Department of Defense?	I maintain KC-135r aircraft.
Can you please list each of the debts you will be consolidating with this $10,000 loan, including the balances and current APR % rate? Thanks.	Usaa American Express- $6100 18% Usaa Mastercard- $2600 18% USbank Visa - $ $1400 18% APRs are estimate but in the ballpark. I stand to save much in interest with this consolidation loan and pay off the debt faster.
I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	You can feel confident in your investment of my loan. My work and credit history speak for themselves. I appreciate your willingness to give me this opportunity to better my financial situation.

Member Payment Dependent Notes Series 630873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630873	$5,000	$5,000	15.95%	1.00%	December 15, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630873. Member loan 630873 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Aldi, Inc	Debt-to-income ratio:	0.48%
Length of employment:	2 years	Location:	Denton, TX

Home town:
Current & past employers:	Aldi, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > WILL PAY FOR MEDICAL BILLS NOT COVERED BY MY PLAN WITH CIGNA. Borrower added on 12/10/10 > Trying to restore my credit back to excellent rating after the loss of my business. Borrower added on 12/10/10 > I would make a good borrower because I'm mature and want to re-establish my credit worthiness. Borrower added on 12/10/10 > This loan will help remove one negative comment from a past bill that was owed from an insurance dispute and help me to move on with improving my credit. Borrower added on 12/10/10 > I have no car loans or credit cards. All have been paid off in the past. Borrower added on 12/10/10 > My job is a retail grocery chain that is very stable and growing during a down economy. (Aldi, Inc.) Borrower added on 12/10/10 > I would really appreciate and benefit from your gracious generosity and support. It's a win win for the both of us!

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	8
Revolving Credit Balance:	$132.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You mention that you have no credit cards. What then is the revolving balance with the $5000 limit?	You gave me no information in order to answer your question so I'm not sure. But what I can tell you is that I have no credit cards issued to me.

Member Payment Dependent Notes Series 630879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630879	$10,000	$10,000	10.36%	1.00%	December 17, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630879. Member loan 630879 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	DISA CONUS	Debt-to-income ratio:	22.02%
Length of employment:	2 years	Location:	St. Louis, MO

Home town:
Current & past employers:	DISA CONUS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I received a previous loan from Lending Club with a higher interest rate. Since then I have improved my credit rating, I am taking out a new loan at a lower interest rate (4% lower!) so that I can pay it off at that rate instead. I own my condo, work at a government job (very stable employment) and even moonlight as the coach of a collegiate dance team. My finances are secure, as is my employment, and I'd be happy to answer any questions you have about financing my loan request.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,236.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is DISA? and Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	DISA is the defense information systems agency, part of the Department of Defense. It basically acts as the telephone company for the DoD. I am currently an IT Specialist in their infrastructure support branch, and I work as a tech in their LAN shop. I troubleshoot desktop issues, facilitate and support networks, and other basic IT tasks as assigned. I selected 3 years, but to be honest I see myself being able to pay it off sooner, more like two years. I am just about to finish my masters degree, then I will be upgraded to a GS-9, then 11, then GS-12 within two years, making nearly $80,000 a year. Though I do appreciate the flexibility of being able to use the full three years if needed. Thanks for your question!

Member Payment Dependent Notes Series 630916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630916	$9,000	$9,000	10.36%	1.00%	December 20, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630916. Member loan 630916 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	sonic	Debt-to-income ratio:	14.73%
Length of employment:	10+ years	Location:	amity, AR

Home town:
Current & past employers:	sonic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Hurry the bills are stacking up! Borrower added on 12/15/10 > My job is very stable and income is steady. Borrower added on 12/15/10 > My daughter needs braces and we do not have insurance to cover it, buy paying off my debt i can easily pay the monthly installments for the braces'

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,747.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Comment on the circumstances that led to the delinquency noted.	Type your answer here. I am a single mother of two children and have struggled getting child support in the past. I am finally getting help supporting my children but have depended on credit cards over the years to help. I also attended school last year, which meant I had to take out a student loan, and of course work less while in school. I still have my job at sonic, but also am a licensed massage therapist.
What is your current job at Sonic?	Type your answer here. I have at one time been an assistant manager at sonic, but the pay and hours are better just being a waitress/carhop, so that is what I currently do. I am also a licensed massage therapist.

Member Payment Dependent Notes Series 630945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630945	$8,000	$8,000	15.57%	1.00%	December 16, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630945. Member loan 630945 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	MillerCoors	Debt-to-income ratio:	19.86%
Length of employment:	3 years	Location:	Pasadena, CA

Home town:
Current & past employers:	MillerCoors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > AmEx, Chase, Capital One, Gap Borrower added on 12/09/10 > AmEx, Chase, Capital One, Gap Borrower added on 12/09/10 > AmEx, Chase, Capital One, Gap Borrower added on 12/14/10 > AmEx, Chase, Capital One, Gap

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	16
Revolving Credit Balance:	$16,924.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Miller Coors?	I'm a quality engineer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I'm an engineer and I work for MillerCoors. I'd like to pay the loan off in 3 years. I plan on ~$250 per month which would pay off all my credit cards (which I've already chopped up). Just got married and would like to start a family with as little debt as possible. I would definitely accept a partial loan which would still help!

Member Payment Dependent Notes Series 630965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630965	$3,600	$3,600	5.79%	1.00%	December 17, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630965. Member loan 630965 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,083 / month
Current employer:	Autodesk	Debt-to-income ratio:	13.46%
Length of employment:	4 years	Location:	san rafael, CA

Home town:
Current & past employers:	Autodesk
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,445.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Autodesk?	I am a project manager in the IT organization

Member Payment Dependent Notes Series 630966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630966	$19,000	$19,000	14.83%	1.00%	December 20, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630966. Member loan 630966 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	MCPS	Debt-to-income ratio:	22.23%
Length of employment:	6 years	Location:	Rockville, MD

Home town:
Current & past employers:	MCPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	34
Revolving Credit Balance:	$15,835.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You provide very little information for the 19K you are asking. I have a few questions: 1. Loan Purpose - Description. 2. Position @ MCPS? 3. What are the balances and rates of the 16K you currently have revolving? 4. What are your monthly expenditures? 5. You have had a credit request in the past 6 months - what was it in regard to? Thank you!	1. I am trying to consolidate my debt and then pay it off and cut up most of the cards associated with the debt. 2. I am a Teacher, I have been employed there for 6 years. I have tenure and a masters degree. 3. None of the rates are above 17%; one is a loan that is almost paid off, two are credit cards - one has 20% of the balance available, the other has 5%. 4. I pay rent and utilities. I do not have a car loan or student loans. 5. The request was in regard to trying to get a credit card to transfer a balance - but I am going this route instead. I hope this helps.
Thank you for your answers! The reason I was inquiring on the balances and rates is because from the LC application i see you have 16K outstanding, and yet you are asking for a 19K loan. Can you please, be a little more specific as the balances and rates you are trying to consolidate with this loan? Thank you again!	I have three credit cards with a total balance of $15759. I then have a loan of $1886 remaining. That totals $17645. Lending Club takes a portion from the 19K, leaving me at about 18K to pay off the debts.

Member Payment Dependent Notes Series 631039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631039	$25,000	$25,000	17.80%	1.00%	December 21, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631039. Member loan 631039 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,542 / month
Current employer:	consolidated edison	Debt-to-income ratio:	11.74%
Length of employment:	5 years	Location:	Stamford, CT

Home town:
Current & past employers:	consolidated edison
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,428.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello and thank u for your interest in funding my loan. I did answer the question before but I had put personal things in it that would have been a security risk. It was suggested that I rewrite my answer. The mortgage balance on my house is now 214,000. On zillo.com the zestimate value is 247,000. I look forward in working with you. Thanks again
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I have a very stable position at my company. I am also working on my masters which will be completed in 18 months. I could complete sooner but work is the priority. I expect to service the loan for no longer than a year,, give or take a few months. As u can see I have always paid my bills on time. I have never ever missed a payment. I do expect to accept a 60% partially funded loan. I would do that because of all the peer lending product I have researched, Lending club appears to be my safest option. In about 2 years when all is well and I have extra funds I plan on becoming a investor myself. It feels good to help honest people as they are helping me.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I have already answered this question but I will also add that I am an electrical engineer with Con Ed of NY. My position in the company has never been compromised at any point. This is the company I will be with until retirement. I have quite a bit invested in this company other than my hard work. In addition I like what I do.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	I have already answered this question please let me know if it was not placed for viewing and I will re answer it. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have already answered this question please advise if you were not able to view it Thank you
what do you specifically plan to do with your loan?	I plan on utilizing the loan to place myself in a better position financially to purchase a home. As indicated and by my w2 information you will see that I do have very good income and I do pay ALL my bills on time. I have never ever been late on a payment or have ever walked away from my responsibilities. I am in school also for my Masters and I am paying out of pocket. At completion of my degree my company will refund me half of my expenses. With that being said I am in a great position to make a decision Real Estate wise ( the market being what it is). Peer lending was introduced to me by a friend whom had tried it himself before and was contented with the out come. The interest rate I was offer on here is far less than what the credit card company is pushing me to sign for, thus I peer lending was the option I chose. thank you in advance for your consideration.

Member Payment Dependent Notes Series 631086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631086	$10,000	$10,000	5.42%	1.00%	December 21, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631086. Member loan 631086 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Bay Clinic	Debt-to-income ratio:	7.83%
Length of employment:	2 years	Location:	PAHOA, HI

Home town:
Current & past employers:	Bay Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I am a physician in Hawaii and am looking for a small loan to add a second story deck to our ocean view home.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$372.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bay Clinic?	I am a physician.
Would you please explain how this money is to be used? Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home. Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Improving the view to our oceanfront property with a new second story deck. I am a physician and my income and line of work are extremely stable. Ill look into seeing how to verify my income.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses? Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home.	$1700 mortgage $1100 childcare $0 car payment $300 school loans $600 utilities /etc $500 investing I gross $10/k mo. My husband is self employed (so not part of the loan), and he makes 3-6k a month. We have about 200k left on our mortgage. Its valued by the tax man at 364k.

Member Payment Dependent Notes Series 631118

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631118	$1,750	$1,750	15.95%	1.00%	December 20, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631118. Member loan 631118 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	American Multi-Cinema	Debt-to-income ratio:	18.50%
Length of employment:	2 years	Location:	Hawthorne, CA

Home town:
Current & past employers:	American Multi-Cinema
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,429.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 631129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631129	$6,000	$6,000	8.88%	1.00%	December 21, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631129. Member loan 631129 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.40%
Length of employment:	n/a	Location:	orange city, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,211.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here. social security and investments.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. yes we own home free and clear, myself and wife. we only have the medical debt. house valus is about 135,000 been here since house built 1979

Member Payment Dependent Notes Series 631234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631234	$3,500	$3,500	13.35%	1.00%	December 16, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631234. Member loan 631234 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,495 / month
Current employer:	State of Maryland, State Highway	Debt-to-income ratio:	11.76%
Length of employment:	10+ years	Location:	Oldtown, MD

Home town:
Current & past employers:	State of Maryland, State Highway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I took out a personal loan and I had a contractor working on my house who never completed it and left it a mess (plywood on roof delaminated-now need a new roof; never finished outside insulation; needs spouting; soffit, never completed interior plumbing; interior drywall) I'm basically living in an insulated shell. I'm trying to repair it myself and used my credit cards to buy building materials and supplies including a pellet stove for heat and subsequent pellets. In hindsight I wish I wouldn't have done that..I'd like to consolidate all the high interest cards, pay them off. With a more managable payment I should be able to save cash for the remaining $30,000 of work (according to a new contractor) to complete my home. I would like to complete all of this within an 8 year period as I would like to retire and finally enjoy life. Thank you for considering me for this program..I really appreciate it and I could surely use a break at this time in my life.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	74
Revolving Credit Balance:	$3,434.00	Public Records On File:	1
Revolving Line Utilization:	92.80%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 631236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631236	$5,000	$5,000	6.54%	1.00%	December 20, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631236. Member loan 631236 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,040 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	18.29%
Length of employment:	4 years	Location:	WEST COVINA, CA

Home town:
Current & past employers:	Los Angeles County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,086.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Los Angeles County? Please itemize your monthly expenses.	I am a clerical staff for the Department of Mental Health. Monthly expenses: Car payment $465 Insurance $275 (every other month) Gas $200 Cell $90 Rent $400 Food $200 Credit Cards $120 (which this loan will eliminate)

Member Payment Dependent Notes Series 631370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631370	$8,000	$8,000	12.98%	1.00%	December 20, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631370. Member loan 631370 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	DMME	Debt-to-income ratio:	23.35%
Length of employment:	9 years	Location:	Big Stone Gap, VA

Home town:
Current & past employers:	DMME
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I am refinancing some higher rate credit. Borrower added on 12/10/10 > I have an outstanding payment record and a very good credit score. I am reifnancing existing debt.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	44
Revolving Credit Balance:	$23,057.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	235,000. Last appraisal 265,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I think I answered already
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	As the CTO I am responsible for computer, app, and network design, security and ops. I hope three years to pay. I am not sure if the loan is only partially funned what I would do approve or decline the offer. If the rate is good, I probably will.
Can you please explain the delinquency 44 months ago?	My wife mailed the payment, but Sears states they did not recieve the check, the amount due was only very small. Fortunately we now have electronic bank payments which leaves an electronic trail of sent payments. I have recently disputed this item on my credit report to have it removed. Sears agreed to take the late fee off at the time, but did not remove the item from our report. Since it is nearly 4 years old, it is difficult for them to remove an item like this from your report. Also you should notice that I have no other disputes in the seven year history of my credit report.

Member Payment Dependent Notes Series 631419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631419	$7,500	$7,500	5.79%	1.00%	December 20, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631419. Member loan 631419 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,275 / month
Current employer:	Dept of Army	Debt-to-income ratio:	8.92%
Length of employment:	10+ years	Location:	Woodbridge, VA

Home town:
Current & past employers:	Dept of Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > Installing a basement bathroom onto existing roughin Borrower added on 12/12/10 > Installing basement bathroom to exiting roughin

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$895.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us about yourself, your occupation, and why you prefer to borrow the money rather than using any savings you may have.	I'm married with no children at home, I've worked for the Government as a Program Analyst the last 25 years and i'd rather borrow at low rate and payoff the loan at my convenience.
What are the 3 inquiries on your credit report listed for the past 3 month?	Probably Lending Tree. I have a 790-823 credit rating. Lending Club advertised 6.89% loan interest, i received 5.79% based on my rating....

Member Payment Dependent Notes Series 631432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631432	$1,500	$1,500	9.62%	1.00%	December 16, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631432. Member loan 631432 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	xerox corp	Debt-to-income ratio:	21.02%
Length of employment:	10+ years	Location:	los angeles, CA

Home town:
Current & past employers:	xerox corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > to use as a purchase

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	15
Revolving Credit Balance:	$26,549.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 631441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631441	$15,000	$15,000	14.83%	1.00%	December 21, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631441. Member loan 631441 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	MVM Inc.	Debt-to-income ratio:	23.61%
Length of employment:	8 years	Location:	SAINT LOUIS, MO

Home town:
Current & past employers:	MVM Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Loan to be used for consolidation of credit cards to get out of debt before I complete graduate school. Borrower added on 12/11/10 > A question was asked about what balances I was wanting to pay off. I want to pay off my credit cards and be done with them. Here are the balances: CC - 1965 CC - 5463 CC - 2869 CC - 1859 CC - 1175 CC - 1956 Hope this helps in making a decision to assist me. Thanks!

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,566.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	Thank you for the info. I'm waiting for documentation and will send in to LC once it is received.
Can you list the debts (amounts) you are carrying?	I'm at work right now and don't have that info in front of me. I have 6 CC's that I am trying to consolidate and get paid off. I get off at 2 pm (CST) and will post the amounts when I get home, usually around 2:30.
What is it you do at MVM?	We provide physical security (contracted) for federal installations in the U.S. and abroad.

Member Payment Dependent Notes Series 631459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631459	$19,000	$19,000	14.09%	1.00%	December 21, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631459. Member loan 631459 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Mountain Vista Medical Center	Debt-to-income ratio:	7.74%
Length of employment:	5 years	Location:	Gilbert, AZ

Home town:
Current & past employers:	Mountain Vista Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > Lending Club is providing the opportunity for me to consolidate high interest rate debt which will enable me to reach my goal to pay it off, completely, in three years. I re-educated seven years ago, have worked hard, have an excellent job, pay all my bills on time and have not or will not fail to meet my responsibilities. My integrity won't allow me to do otherwise. Thank you.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	31
Revolving Credit Balance:	$9,789.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mountain Vista Medical Center?	Type your answer here. I am a Registered Medical Radiology Technologist.
do you have a budget? do you use financial software like Mint.com to track expenses? can you provide some details about how you plan to pay this without missing payments?	Yes, I do have a budget. I am consolidating debt to lower current interest rates. I would like to set up an automatic withdrawal from my checking account to make the monthly payments. Thank you for your inquiry.
Rad Tech, My questions: (1) Initially selecte35-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Question #1-I have planned and budgeted to pay the Loan off in 3 full years. Question #2-I will accept partially funded loan of 60% or more. Would like to receive entire amount however and will answer any other related questions if it will help me reach that goal. Thank you for your inquiry and interest!
What is the explanation for the delinquency?	Would you please let me know what this is in regards to, because I may not understand what you are referring to. Thank you!
Hi couple of questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations. (please give exact figures than ballparks) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) 'Re-educated' yourself ? Does it mean you changed your carrier ?	Question #1- (A)Premier Line(Bank)-$5,644.43(13.25%APR) (B)Line of Credit(Bank)-$5,983.56(21.90%APR) (C)VISA-$3,203.85(11.24%APR) (D)VISA-$2,256.46(19.24%APR) (E)VISA-$1,278.37(13.24%APR) (F)Money Credit-$875.23(26.99%APR) Question #2 (A)Take Home Pay(Spouse Included)-$5,500-$6,000/Mo. (B)Savings-$1,000 (C)Rent-$1,100/Mo. (D)Household expenses(Includes current debt payments)$2,635/Mo. Question#3 (A)I went back to school to re-educate and changed my career to provide more stability. I'm glad I did it because I feel very secure in the Healthcare field as a Registered Technologist in Radiography. Most of the Debt we incurred was while I was in school for 2 years. Our goal is to eliminate this debt in 3 years. Thank you again for your inquiry!

Member Payment Dependent Notes Series 631510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631510	$5,000	$5,000	14.83%	1.00%	December 17, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631510. Member loan 631510 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,208 / month
Current employer:	LaserCycle USA	Debt-to-income ratio:	1.63%
Length of employment:	2 years	Location:	BROOMFIELD, CO

Home town:
Current & past employers:	LaserCycle USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > We need a second car so my spouse can start working.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$1,978.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your position at current company 2. Your spouse's job and gross income 3. Delinquencies 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. Thank you for answering my questions.	1.) I'm a customer service rep. 2.) My spouse is working on getting a job but the transportation is making it difficult. He is likely to make $18 per hour in his line of work. HVAC service tech. He is currently doing side work when he can to help make ends meet. 3.) I have a couple hospital bills which are past due and I hope to be able to repay them soon. 4.) Rent or Mortgage $1,455.00 Water $75.00 Garbage $20.00 Gas & Electric $200.00 Auto Insurance $80.00 Auto repairs $30.00 Food & Groceries $600.00 5.) We have 2 children and 2 dogs to support.
Do you have a budget? Do you use budgeting software like Mint.com? What is your plan for repaying the loan?	I just downloaded a budget spreadsheet in xcel a couple weeks ago and have worked on completing it.I hope to make it active starting in Jan. I would like to have the loan auto deducted from my account, once additional income is ava. I would like to pay it off quickly.
does your spouse already have a job offer? if so, how much income will this contribute?	He has had a couple but we have not been able to manage the transportation aspect. I work my job and everything else around taking the kids to school and picking them up. He will be able to make around $18 per hour in his line of work.

Member Payment Dependent Notes Series 631587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631587	$7,000	$7,000	14.83%	1.00%	December 20, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631587. Member loan 631587 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	cybertech systems and software inc	Debt-to-income ratio:	12.00%
Length of employment:	4 years	Location:	REDLANDS, CA

Home town:
Current & past employers:	cybertech systems and software inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,209.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am a s/w engineer

Member Payment Dependent Notes Series 631603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631603	$2,350	$2,350	16.32%	1.00%	December 17, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631603. Member loan 631603 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Santa Barbara City College	Debt-to-income ratio:	4.99%
Length of employment:	10+ years	Location:	Buellton, CA

Home town:
Current & past employers:	Santa Barbara City College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > My husband and I just closed on the purchase of our first home after 28 years of marriage. We are so excited to start this new chapter with our family. We need some additional money to purchase some appliances, furniture, new carpet, etc. Borrower added on 12/10/10 > My husband and I just purchased our first home after 28 years of marriage. We will be using the money to purchase some appliances, furniture, carpet, etc. We are so excited to FINALLY be homeowners! Borrower added on 12/12/10 > Thank you to the 19 investors that have funded thus far! I LOVE Lending Club and I hope to do the same for others one day.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,006.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Buying your first home is exciting! What is your job at Santa Barbara City College?	I teach Communication classes to inquisitive and fun college students!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi there! Thanks for your question. The total balance is 349,899. We don't have any home equity lines of credit. Current market value is approx. 360,000.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	It's hard to say at this time. I wanted to give ourselves some time to pay off the loan but there is a good chance that we would pay off the loan in 3-4 years.

Member Payment Dependent Notes Series 631618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631618	$8,000	$8,000	9.25%	1.00%	December 21, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631618. Member loan 631618 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Mr. B's Auto Techtronics	Debt-to-income ratio:	8.08%
Length of employment:	10+ years	Location:	quincy, CA

Home town:
Current & past employers:	Mr. B's Auto Techtronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I had an unexpected hospital bill, but I am all better now. I would like to consolidate my bills along with this one. One payment will make life easier. I have had my job for over 13 years, so my income is stable. Your consideration is greatly appreciated! Borrower added on 12/15/10 > I really appreciate this so much! I pay all my bills on time.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,872.00	Public Records On File:	1
Revolving Line Utilization:	51.70%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mr. B's Auto Techtronics and what do you do there?	It is a general repair auto shop and I am the general manager. I am the bookkeeper, the secretary, the parts runner, the flow organizer, basically I do everything but fix cars.

Member Payment Dependent Notes Series 631634

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631634	$1,500	$1,500	6.54%	1.00%	December 21, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631634. Member loan 631634 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Shaw Industries	Debt-to-income ratio:	3.87%
Length of employment:	5 years	Location:	Cartersville, GA

Home town:
Current & past employers:	Shaw Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > I'm new to this, so here is more information on my loan request. I'm looking to close a deal on some end of year equipment and before selling my current equipment, I am looking to secure a loan to buy the stuff on sale and payback the loan once I sell my stuff. My equipment is actually spoken for with a deposit, but it will be several weeks before I have all funds in hand. Borrower added on 12/12/10 > My job is very stable and I have an outstanding credit history. Borrower added on 12/12/10 > My job is very stable and I have an outstanding credit history.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$28,297.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Shaw Industries?	I am a manager of a manufacturing operation.

Member Payment Dependent Notes Series 631664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631664	$4,800	$4,800	17.06%	1.00%	December 16, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631664. Member loan 631664 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	U.S Army	Debt-to-income ratio:	24.97%
Length of employment:	5 years	Location:	SPRING LAKE, NC

Home town:
Current & past employers:	U.S Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,860.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank and ETS?	SSG/E-6 ETS FEB 2013
SSgt, My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	2-3 years

Member Payment Dependent Notes Series 631677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631677	$7,000	$7,000	9.99%	1.00%	December 16, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631677. Member loan 631677 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Pacific Gas and Electric Company	Debt-to-income ratio:	6.58%
Length of employment:	< 1 year	Location:	Walnut Creek, CA

Home town:
Current & past employers:	Pacific Gas and Electric Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Hello LendingClub! The money received through this loan will be going to pay off the balances of my 2 highest interest rate credit cards. Since getting my degree and starting my job, I have had no trouble at all making payments and paying down my balances - but what has been troubling is justifying the amount of interest being charged by credit card companies while doing so. My debt is due almost entirely to tuition, school costs, and relocation for college. These prices are paid gladly as I now have a stable job with predictable income. With your help, I can hopefully pull away from high APRs and take a huge step towards financial independence. Please feel free to ask any questions at all; thank you for your consideration!

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,150.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Pacific Gas and Electric Company and where did you work prior to that?	Hello CriticalMiss, thank you for your question. I work in IT at PG&E, designing software solutions to meet business requirements. The software I work with most is SAP. Prior to working here, I was a student and graduated earning a BS in Management Information Systems. Other than interning at my school's data center, this is my first career job.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Hi there, thanks for the question and for your consideration. A realistic estimate will have me paying off the bulk of this loan by 2 years. I need to pay off the debt I have that is not covered by this loan before I can start to contribute anything more than the set monthly amount. Like all borrowers, I would like to pay off as much as possible as quickly as possible, but I have many other expenses to manage.

Member Payment Dependent Notes Series 631766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631766	$4,000	$4,000	9.25%	1.00%	December 16, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631766. Member loan 631766 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	emta/lift	Debt-to-income ratio:	5.26%
Length of employment:	4 years	Location:	waterford, PA

Home town:
Current & past employers:	emta/lift
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,700.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is emta/lift and what do you do there?	emta/lift is, Erie Metropolitan Transit Authority. I drive a bus.

Member Payment Dependent Notes Series 631810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631810	$5,000	$5,000	5.42%	1.00%	December 20, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631810. Member loan 631810 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	NORTHEAST ISD	Debt-to-income ratio:	13.73%
Length of employment:	10+ years	Location:	helotes, TX

Home town:
Current & past employers:	NORTHEAST ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > i hope thhis gets fully funded soon, thank you! Merry Christmas to all!!

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,541.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for NORTHEAST ISD?	registered nurse
Please describe your employment. How stable is your job? What sort of vacation do you have planned?	i have been employed at Northeast ISD for 12 years. i want to take my kids on a christmas vacation.
Please would you tell us why you prefer to borrow the money rather than using any savings you may have.	Type your answer here.because i do not have enough savings.

Member Payment Dependent Notes Series 631842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631842	$1,500	$1,500	6.91%	1.00%	December 15, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631842. Member loan 631842 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	20.05%
Length of employment:	n/a	Location:	Banning, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	63
Revolving Credit Balance:	$19,893.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	monthly inheritance allowance unemployment
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No mortgage on my house 2. I hold the Title with my Mother 3. No I don't 4. I don't know what zillow.com is 5. I purchased my home new in March 2002

Member Payment Dependent Notes Series 631857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631857	$12,000	$12,000	14.83%	1.00%	December 20, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631857. Member loan 631857 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	united parcel service	Debt-to-income ratio:	12.26%
Length of employment:	10+ years	Location:	ALBUQUERQUE, NM

Home town:
Current & past employers:	united parcel service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > Just seeking some help in consoiidating my debt into one easy payment.This would make it easier to manage my budget. I have credit and have never made any late payments. Thank you

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	81
Revolving Credit Balance:	$15,922.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 631865

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631865	$10,000	$10,000	9.99%	1.00%	December 20, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631865. Member loan 631865 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Time Warner Inc.	Debt-to-income ratio:	23.83%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Time Warner Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,791.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is 29K, including 10K on credit cards. What are the rest 19K for?	Hi, The other 19k is low interest debt that I have locked in via balance transfer offers. I put myself through a (too expensive) college largely via student loans and cheap credit. I'm trying to use the snowball method to pay down my debt now, but obviously I want to get the overall interest rate as low as possible before I start attacking the highest rate debt, which is what this loan is for. Thanks for your question, hope that's helpful information.
Hello, What are you doing to cutback, in order to lower your Debt To Income Ratio? Your DTI is over my threshold of 20%, if you would please try to convey as to why I should invest in your loan? Thank you!	Hi, so in 2010 I have lost about 45 lbs of weight so far. (I have another 10 to go.) I did this primarily by diligently weighing myself daily, recording my progress in spreadsheet, cutting back on the amount of meat I eat, and working out an additional hour a week. NOT by engaging in fad diets or starving myself. I learned a lot about how to "manage" my weight and keep myself motivated day-to-day to meet a long term goal, and it worked. I intend to apply that technique to managing my finances. I can't change the "I" in my DTI unless I get a promotion or new job, but I plan to diligently record my finances (using Mint right now) and keep track of my spending daily to move as much money as I can to my debt. As I mentioned, I'm using the snowball method to pay down my debt. 2010 was my get healthy physically year, 2011 will be my get healthy financially year. That means everything, from vacations, to nice restaurants, to even take out food, is taking a backseat to getting my debt under control. I also have about $3,000 in an IRA from a previous job that I am considering liquidating to throw at my debt. I know the rule is "never borrow from your retirement," but the penalty in my case will be tiny, it won't affect my tax rate, and it will probably save me money in the long run, as I am paying more interest in credit cards than I can possibly earn through investments. I also have a great employer-sponsored plan now, so my total retirement won't go down to zero, just the old account. Once this loan is in hand, I will do a final calculation about that move. Thanks, hope that's helpful information.

Member Payment Dependent Notes Series 631912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631912	$12,000	$12,000	14.09%	1.00%	December 17, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631912. Member loan 631912 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Lanstar, LLC.	Debt-to-income ratio:	11.69%
Length of employment:	2 years	Location:	Mesa, AZ

Home town:
Current & past employers:	Lanstar, LLC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,791.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lanstar, LLC. and where did you work prior to that?	I am a Network Engineer. Building, installing, and maintaining computer networks. Previously I worked for AT&T and Dell.

Member Payment Dependent Notes Series 631924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631924	$12,000	$12,000	13.35%	1.00%	December 20, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631924. Member loan 631924 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Northside Hospital	Debt-to-income ratio:	16.34%
Length of employment:	< 1 year	Location:	Norcross, GA

Home town:
Current & past employers:	Northside Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > I will be using the funds to refinance most of my credit card debt from college. I have enough to comfortably make more than the minimum payment on my credit cards right now, but would like to pay more towards the principal. I am an RN and my job is very stable, as I am contracted to work there for at least 2 years (contract started in May 2010). Borrower added on 12/11/10 > I want to use the loan to consolidate my credit card debt from college and refinance them at a lower rate. I have enough to comfortably make my current monthly payments, but would like more to go towards my principal. I am an RN and my job is very stable, as I am contracted to work there for at least 2 years (contract started May 2010).

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,689.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 631927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631927	$11,000	$11,000	9.25%	1.00%	December 20, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631927. Member loan 631927 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Cadence Design Systems, Inc	Debt-to-income ratio:	13.48%
Length of employment:	8 years	Location:	San Jose, CA

Home town:
Current & past employers:	Cadence Design Systems, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > Clean up credit and consolidate credit card payments. Then I would like to slowly start looking for homes. Borrower added on 12/13/10 > I have been working with my company for a few years now. The company is doing well now and the stocks are slowly trending upwards. I try to be a wise investor myself. So, here is the details of how I plan to use my funds so you can chose wisely as well: I tried negotiating lower rates with all the banks but they denied it because of high revolving balance. I was never late on payments or skipped out on payments. I hate the amount of interest I am paying, so I need this loan to consolidate the debt and lower the interest rates. This loan will help me build my savings while making sure the debt is paid off in a couple years. Toyota Loan - $9,297.00@2.90% -- At $592.86/month which is my actual payment, it will be paid off in 15 months. I will not consolidate this, as this loan has a lower rate than this loan and is not a revolving account. HSBC $6,808.00 @19.99% - Will consolidate this. This account was previously owned by Suzuki. But when HSBC bought it they hiked the rates. I closed this account. Chase $5,059.60@17.99% - Will consolidate this. This was previously owned by Circuit City and had low interest deals. But Chase bought it and boosted the rates. I will keep this account open to keep my revolving balance low. But, I do not plan to run it up anymore. I will use cash for future purchases. E-Trade $9,126.00@19.99% - I will keep this open but pay it off partially with ESPP in Feb of next year and renegotiate a lower rate when my revolving balance is lower. I am not interested in buying a home for a couple of years. I am planning on saving until I have 20% down payment, because I do not want to make PMI payments. Regardless, I am looking right now at the housing market and trends. Even though I have cash to cover all my debts, I was saving it in case a beautiful house came up on the market that is within my budget and is close enough to work.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,944.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cadence Design Systems, Inc?	I am an AE supporting customers.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Also, has anything occurred to avoid accruing new debt? Lastly, when do you start planning on looking for a home?	I tried negotiating lower rates with all the banks but they denied it because of high revolving balance. I was never late on payments or skipped out on payments. I am good to invest in. I hate the amount of interest I am paying, so I need this loan to consolidate the debt and lower the interest rates. This loan will help me build my savings while making sure the debt is paid off in a couple years. Toyota Loan - $9,297.00@2.90% -- At $592.86/month which is my actual payment, it will be paid off in 15 months. I will not consolidate this, as this loan has a lower rate than this loan and is not a revolving account. HSBC $6,808.00 @19.99% - Will consolidate this. This account was previously owned by Suzuki. But when HSBC bought it they hiked the rates. I closed this account. Chase $5,059.60@17.99% - Will consolidate this. This was previously owned by Circuit City and had low interest deals. But Chase bought it and boosted the rates. I will keep this account open to keep my revolving balance low. But, I do not plan to run it up anymore. I will use cash for future purchases. E-Trade $9,126.00@19.99% - I will keep this open but pay it off partially with ESPP in Feb of next year and renegotiate a lower rate when my revolving balance is lower. I am not interested in buying a home for a couple of years. I am planning on saving until I have 20% down payment, because I do not want to make PMI payments. Regardless, I am looking right now at the housing market and trends. Even though I have cash to cover all my debts, I was saving it in case a beautiful house came up on the market that is within my budget and is close enough to work.

Member Payment Dependent Notes Series 631931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631931	$4,800	$4,800	9.25%	1.00%	December 15, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631931. Member loan 631931 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,770 / month
Current employer:	Bella & Bash Consulting	Debt-to-income ratio:	15.99%
Length of employment:	3 years	Location:	Sioux Falls, SD

Home town:
Current & past employers:	Bella & Bash Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,173.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bella & Bash Consulting?	I run Bella & Bash Consulting and the business contracts with an agency to do annual conference logistics. I help the agency with their conference planning and just signed an renewal yearly contract with them for 2011. I've worked with the same agency since 2008 with their conference logistics. I also pick up some contract jobs here and there mainly with event logistics & support. I am working on getting a state contract to provide mentoring services for sign language interpreters.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	First of all, I'm sorry this is so much information. I felt some background information is needed and my finances is so complicated due to a recent divorce. To Consolidate: A - $2936.3 17.99% B - $762.46 15% Total: 3698.76 with the remaining of loan to go buy a new laptop for my business and have my business pay an extra $50 on top of agreed minimum payments with Lending Club (agreed is $153.04 plus $50 from my business for the laptop) My laptop doesn't hold a charge anymore, doesn't burn CDs, and is 5 years old. I need a new reliable laptop to continue to work with my contracts. If I win the state contract like I mentioned in another Q & A then it'd bring in about $400 to $900 extra for the business and I can pay off the Lending Club loan faster! I; however, cannot use business money for personal expenses so I'll pay off the laptop portion. Not to Consolidate: C - $1111.11 0% D - $10165.16 5.85% (auto loan) E - $40k+ 1% (student loans) F - $1701.43 (actual bal $3201.43 ... see note) Background details: A little over a year ago, I finalized a divorce but my ex husband and I still share three loans together. We still own a house together which he's living in and fixing up to be sold Jan/Feb. We share the auto loan together (D) and share a credit card loan (F) I owe half on it. I am paying my part off first then transfer to him to pay off the rest. Previously I spoke to S to find out what would happen if I got my part paid off quickly, he said he couldn't afford to take it on right away until the house is sold so I've decided not to include (F) in my consolidation. I've been married 8 years but with him for 11 years. He had control of the finances till I found out we were deep in debt. I took over and I managed to pay off about 56k within 5 years before we divorced. We had not been able to save up any money due to a move across America twice in one year, selling and buying a house, remodeling, etc. After the divorce, I got a new credit card because S and I have shared cards and I needed my own to pay for my own moving expenses and items for my new home. It has been a year and I'm struggling to pay it off. Jeep repairs (twice) and hefty vet bills happened. I found myself in a deep hole and I hate the feeling. I found Lendingtree.com via 'Frugal Dad' blog. I read finance/getting out of debt blogs daily to motivate myself to develop willpower and commitment to pay off what debt I have. I rebalance my budget daily, try to think of ways to be frugal, etc. I'm actually making my own laundry soap to save costs. Future efforts... I am not including the other loans in my consolidation package because they have better or equal interest rates. I hope to pay off by using the snowball effect - (* based on Debt Snowball Plan B if I use Lending Club, I have two Snowball plans A & B (A is for without Lending Club) Snowballing: First - C - with 0% interest by February or March Second - Lending tree loan by November Third - F by November (with 9% and paying $150 consistently, it goes down quickly) Fourth - get a new loan to replace the auto loan(D), hopefully with better interest. Fifth - Start my future goals: Current Goals: Pay off debt Develop willpower not to spend available cash and eventually save. Read one finance blog daily Do better with coupons. Future Goals after debt is paid off: Save up Emergency Fund 6 months worth $10k Save up for traveling, house, and wedding. Reduce student loans. Restart retirement and stocks. (really love Lending Club so when I'm ready to start retirement and stocks, Lending Club is on top of my list. )
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I really appreciate it. I've never been late with any of my payments. I was thinking the other day I wish it was possible to send a nice 'Thank You' card to all investors. I really like this concept because once I get this thing squared away, I want to invest in Lending Club. I like the idea of being able to decide specifically where my $$ goes and seeing some return. I realize there's risks just like any investments but this is unique.
Hello: I like your story and what you are trying to accomplish. I am going to invest in you.	Thank you!! :)

Member Payment Dependent Notes Series 631990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631990	$10,000	$10,000	15.20%	1.00%	December 17, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631990. Member loan 631990 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	WACHOVIA BANK	Debt-to-income ratio:	21.21%
Length of employment:	10+ years	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	WACHOVIA BANK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Currently, I am a Licensed Personal Banker managing affluent client relationships from $250k to $1 mill. Initially, I requested a 5yr term but the counteroffer reflected 3yr. I would prefer 5yr but will accept 3yr.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,071.00	Public Records On File:	1
Revolving Line Utilization:	99.50%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you file bankruptcy six years ago? If not, what is the public record at that time?	Type your answer here. N0, I Have never filed for bankruptcy. The public record is a disputed item that does not belong to me.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here. Realistically, my goal is to repay the loan in 18 to 24 months.

Member Payment Dependent Notes Series 632031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632031	$2,000	$2,000	10.36%	1.00%	December 16, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632031. Member loan 632031 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	18.24%
Length of employment:	n/a	Location:	Auburn, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > vacation to europe Borrower added on 12/11/10 > money need for trip to europe to visit elder relatives in scotland

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,976.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 632072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632072	$3,000	$3,000	14.09%	1.00%	December 15, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632072. Member loan 632072 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Army	Debt-to-income ratio:	19.11%
Length of employment:	2 years	Location:	Falling Waters, WV

Home town:
Current & past employers:	Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > Im planning on putting the payment on a allotment on my LES for the Army so the payment is never late. I will most likely make the allotment for more than the min. payment

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	9	Months Since Last Delinquency:	17
Revolving Credit Balance:	$4,763.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank and ETS?	My Rank is E-4 and my ets is Aug 8, 2013.Im about ready to get promoted and I am re-enlisting next year.

Member Payment Dependent Notes Series 632152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632152	$3,000	$3,000	10.36%	1.00%	December 16, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632152. Member loan 632152 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,400 / month
Current employer:	US Army	Debt-to-income ratio:	14.56%
Length of employment:	10+ years	Location:	Killeen, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,450.00	Public Records On File:	1
Revolving Line Utilization:	59.70%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in the Army? What will loan proceeds be used for?	I work at Fort Hood, as the Signal Section NCOIC for the Mobilization Training Brigade, preparing mobilized National Guard and reserve units for deployment. The funds will be used for expenses incurred during divorce proceedings.
Any particular reason you did not provide a detailed description of this loan request?	No reason, The loan is to be used for funds needed for legal expenses for my divorce, and to be able to provide a better holiday for my kids.

Member Payment Dependent Notes Series 632167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632167	$8,000	$8,000	14.83%	1.00%	December 17, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632167. Member loan 632167 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	us army	Debt-to-income ratio:	9.49%
Length of employment:	5 years	Location:	sierra vista, AZ

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	68
Revolving Credit Balance:	$5,290.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank and ETS?	E6, ETS DEC 20th 2012
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	224,000 total balance on Mortgage. Market Value 259,000
Hello, I'm interested in funding your loan, but have a couple of questions: 1) What is your pay rank in the U.S. Army? You don't have to give your dollar amount since I'm also in the service as well. 2) What is your total monthly expenses?(i.e. Mortgage, ultilities, cable, internet, phone, credit bills, etc.)	E6, about 1500 a month but my spouse makes a lot as a DoD civilian as well. Glad to sere with you.
You selected a payment plan for 5yrs for this loan. Do you plan on hold this loan for the full 5yrs, or do you plan to pay it off earlier? If planning to pay it off earlier, please give an estimate length that you will hold the loan?(i.e 1-2yrs, 2-3yrs, etc.)	Yes, probably pay off earlier at about 2 years.
I'm contributing to your loan. Always take care of fellow service members- including Army too.	Thanks for your help and your service.

Member Payment Dependent Notes Series 632194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632194	$5,000	$5,000	10.36%	1.00%	December 16, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632194. Member loan 632194 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	rite aid corp.	Debt-to-income ratio:	19.75%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	rite aid corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > to pay off all credit card debts

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$3,044.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 632284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632284	$15,000	$15,000	12.23%	1.00%	December 21, 2010	December 26, 2015	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632284. Member loan 632284 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Mercedes-Benz Financial	Debt-to-income ratio:	7.08%
Length of employment:	10+ years	Location:	Keller, TX

Home town:
Current & past employers:	Mercedes-Benz Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I need to have extensive dental work done to improve my smile. I am an executive in well known company, where I have worked for nearly 11 years. I am rated as a high potential employee and have had many discussions about becoming a Sr. Manager in the near future. A new smile would mean the world to me. I haven't done this yet because I always to put my family first. It would mean a lot if I could be a little selfish and fix something that has been a source of pain and embarrassment.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	72
Revolving Credit Balance:	$3,273.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	#271,000 balance, $331,000 value.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 552 loans listed today. Not every loan ends 100 pct funded, especially sizes $15K - $25K. Your 14-days listing loan extends into 12.23 to 01.02 Holiday period that traditionally slowest funding. Loans 60 percent, and more, funded, when listing expires, are automatically eligible to be issued. When your listing expires, if loan ends 60 percent plus funded, will you accept a partially funded loan? (More advantageous to accept the partially funded lower APR loan and pay off higher APR debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes that loan ends 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1) I am the national funding manager for the number one recognized brand in the world. I have 40 direct reports and am responsible for the funding of nearly $8 Billion in loans per year. 2) I would hope to have the loan paid off within 3 years, but would rather not commit to the payments on a monthly basis. 3) Yes, a partially funded loan would be accepted. Thanks for the questions and well wishes!
Your monthly income seems to be sufficient to support a good size family, so I am wondering how you got yourself in this situation. We need what you owe and the % you are paying credit cards, etc.	I don't have a lot of credit card debt ($2700 total) with monthly payments of $87. The dental work that I'm having done is related to something I've inherited from my dad (I still have a lot of baby teeth). I need cosmetic work done that is going to cost over $20K (I'll pay the difference out of savings, but I don't want to dip into that unless I have to). I have relocated my family across the country with my work, so a lot of my spare money is spent flying home for holidays so my young children will know their grandparents, aunts/uncles and cousins. I hope this answers your questions.

Member Payment Dependent Notes Series 632307

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632307	$4,800	$4,800	12.61%	1.00%	December 15, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632307. Member loan 632307 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	dept of corrections	Debt-to-income ratio:	24.18%
Length of employment:	5 years	Location:	sacramento, CA

Home town:
Current & past employers:	dept of corrections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > thank u Borrower added on 12/12/10 > thank u Borrower added on 12/13/10 > Looking good. I love it

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$11,483.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the dept of corrections?	Type your answer here.Supervising cook supervision to inmates how to cook
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that loan ends 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here.Less then ayear

Member Payment Dependent Notes Series 632405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632405	$7,500	$7,500	10.36%	1.00%	December 17, 2010	December 26, 2015	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632405. Member loan 632405 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	T-Mobile	Debt-to-income ratio:	18.36%
Length of employment:	3 years	Location:	Keizer, OR

Home town:
Current & past employers:	T-Mobile
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > This is actually a refinancing loan for a current loan I already have had with lending club for a year. The other loan is exactly 7500 to pay off which i will be doing with this loan since this rate is much lower than the interest rate of the other loan I have. I have $0 credit card debt and work for T-Mobile still after almost 4 years and have great job security and make over $2000 in bonuses every month now that I was recently promoted to customer loyalty and im awesome at it. This loan will most likely be paid off quite a bit sooner than 5 years. If you see my credit history, ive had a spotless history for over 12 years of establishing credit with only one past due account of 90 days 2 years ago which was from a stupid $10 late fee on a american express card that i though i had paid off and had moved and never got the balance. It was immediatly paid off and closed. Thank you for investing and i will be prompt in answering any further questions you might have.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	40
Revolving Credit Balance:	$3,056.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What's the loan number of your original LC loan? You say you have $0 credit card debt. What's the $3k in revolving debt?	473488 is the loan number. The 3k is a personal line of credit through Oregon community credit union I opened to purchase a commuter car.

Member Payment Dependent Notes Series 632406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632406	$10,000	$10,000	8.88%	1.00%	December 17, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632406. Member loan 632406 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,042 / month
Current employer:	Sysco Foodservice	Debt-to-income ratio:	19.33%
Length of employment:	10+ years	Location:	Newport, OR

Home town:
Current & past employers:	Sysco Foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,782.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	rent $ 1000.00 Car $ 212.00 Line of Credit $ 450.00 Cable $ 59.00 Utilities $ 168.00 Cell Phone $ 150.00 Thanks for your consideration! ..
What do you do at Sysco Foodservice?	I am a district sales manager. I lead a team of seven sales associates. Great job!
what is the purpose of this loan.	To pay off a Bof A card and a car loan..
Your revolving credit balance is 20K, including 10K on credit cards. What is the rest 10K for?	$ 5, 600 on the bank of america $ 4, 000 on paying off a car loan Minus $ 400 for the cost of the loan from you all will get us exactly there.

Member Payment Dependent Notes Series 632430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632430	$2,275	$2,275	6.17%	1.00%	December 16, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632430. Member loan 632430 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Harchuck Construction	Debt-to-income ratio:	10.46%
Length of employment:	10+ years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Harchuck Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	62
Revolving Credit Balance:	$1,839.00	Public Records On File:	1
Revolving Line Utilization:	17.60%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Harchuck Construction?	Construction worker.

Member Payment Dependent Notes Series 632465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632465	$12,000	$12,000	12.98%	1.00%	December 17, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632465. Member loan 632465 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Henry Ford Hospital	Debt-to-income ratio:	9.14%
Length of employment:	5 years	Location:	Royal Oak, MI

Home town:
Current & past employers:	Henry Ford Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances, APRs, and monthly payments for th edebts you are consolidating with this loan. thanks!	I do not owe any money in any card. I need some extra money to help parents.
What is your position at Henry Ford Hospital? Specifically, what are the loan proceeds to be used for (your profile indicates you have no revolving debt)?	Pulmonary and critical care fellow (5 th year of training) One more to go. Need money to help parents.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? How much do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? Why does your revolving line utilization show 0 balance although u have credit card debit ? What is your exact position and job duties with your company? How long in years do you intend to keep this loan? What is your monthly budget? Please itemize	Physician. No revolving debts on cards, only carl Loans. House is rented as i will be moving to a different state after training. Market not good to sell.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed daily; 552 loans are listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan lists 14-days maximum including the portion 12/23 to 01/02 Holiday period that is traditionally the slowest time of year for loans fundings. Loans 60 percent, and more, funded when listing time expires, is automatically eligible for issue. When listing expires, IF loan 60 percent plus funded, will you accept the partially funded loan? More advantageous to accept partially funded, lower APR interest loan and pay off the higher APR interest debts. After 6-months on time payments, a borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Physician in training. I will probably pay it in 2 years as i will become staff doctor in 18 months with a much higher salary 350k. Rather get fully funded loan
What is this loan going towards? How will you use the funds to help your parents?	They bought a house and need some financial aid to make some of the final building

Member Payment Dependent Notes Series 632538

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632538	$6,400	$6,400	9.62%	1.00%	December 16, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632538. Member loan 632538 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,496 / month
Current employer:	Dept. of Homeland Security	Debt-to-income ratio:	21.13%
Length of employment:	< 1 year	Location:	SPRING VALLEY, NY

Home town:
Current & past employers:	Dept. of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I plan to use the funds to pay off credit card debt incurred from starting my new job and helping my brother in his last year of high school. I am a good borrower because I do not spend my money frivolously. I am very careful with how I budget my money and pay off my bills, making sure to pay more than the minimum amount due; however, preparing for a new job and helping family put me in somewhat of a financial bind with my credit cards. My credit is not bad at all and my bills are always paid on time. I believe in working hard to have good credit and pay my bills on time. I am quite capable of paying back this loan. My job is very stable as I work for the federal government, a job that I plan on being with for years to come.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,235.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you been working at the Dept. of Homeland Security and where did you work prior to that?	Thank you for your question. I started back at Homeland in September of this year. Before this, I was working at Bayer HealthCare since March, 2009. I saw an opportunity to work at Homeland in September and decided that I wanted a job that was more secure and offered more career-wise. I worked at Homeland from 1997-2005, but resigned to pursue some opportunities in healthcare. While healthcare was a great opportunity, I was getting nervous as far as job security with the shape the market was in starting in. Getting back to working at Homeland was one that I had been praying for and am happy to be back. The federal government is a place where I will be retiring.
Please explain your delinquencies?	Thank you for your question. I do not have any delinquencies. To confirm, I have ordered my 3-in-1 credit report (of all three credit bureaus) and as of date (12/14/10), I have no delinquencies. All of my accounts are in good standing.

Member Payment Dependent Notes Series 632621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632621	$1,500	$1,500	12.61%	1.00%	December 15, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632621. Member loan 632621 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	luby's resturant	Debt-to-income ratio:	15.33%
Length of employment:	6 years	Location:	sugarland , TX

Home town:
Current & past employers:	luby's resturant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,104.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at luby's resturant?	Shift leader

Member Payment Dependent Notes Series 632676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632676	$1,000	$1,000	6.54%	1.00%	December 15, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632676. Member loan 632676 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	AG industries	Debt-to-income ratio:	12.82%
Length of employment:	10+ years	Location:	Bostic, NC

Home town:
Current & past employers:	AG industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,893.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 632740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632740	$12,750	$12,750	14.46%	1.00%	December 20, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632740. Member loan 632740 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Palos Verdes Unifed School District	Debt-to-income ratio:	12.51%
Length of employment:	6 years	Location:	Rancho, CA

Home town:
Current & past employers:	Palos Verdes Unifed School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I have inhereted my parents house and now need to make some improvements Borrower added on 12/13/10 > I just inherited my parents home and now need to do some improvements!!!

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	56
Revolving Credit Balance:	$5,187.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Palos Verdes Unifed School District?	I am a office manager at a school site.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded loan. After 6-months on time payments, borrower automatically can relist loan for the unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Yes, I do plan to pay off within 1 year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes...I just had it transferred into my name....There is no mortgage loan.. The market value is 600,000.

Member Payment Dependent Notes Series 632762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632762	$12,000	$12,000	14.09%	1.00%	December 20, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632762. Member loan 632762 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	US Army	Debt-to-income ratio:	24.12%
Length of employment:	10+ years	Location:	Waynesville, MO

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > My past credit history is clean except for a auto loan (HSBC Auto) which was given to my ex-wife in the divorce, June 2003 which has since been paid off. Since the divorce all my debts have been paid on time and in full.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	29
Revolving Credit Balance:	$17,438.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I closed on my house on 5 Nov 09 and have made all payments on time. The houses was bought at $143,000 and currently owe approximately $142,000. I checked with zillow.com and there wasn't any market value listed for my home but the nearby area has homes listed between $150,000 to $162,000.
My questions: (1) USA Rank?-Pay Grade?-ETS? (Officers ETS is "Indefinite.) (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I'm an SSG/E-6 my ETS is Indefinite. I expect to have the loan paid off within 24 months. I will accept a partially funded loan because I'm looking to pay off higher APR debts with the loan and handle the lower APR using the snowball system untill i'm debt free.
According to your credit history, you are in some serious credit card debt with respect to your income (around 17,000 dollars revolving balance). Do you have plans to reduce your credit card usage in the future if this loan is fully funded? Thank you.	My plan is to payoff the revolving debt with the loan and using the debt snowball concept and resort to a "pay as you go" philosophy using credit for emergencies until my savings account can be built up.
Can you list the debts (amounts) you are carrying? Why the delinquency 29 months ago?	The delinquency was from my ex-wife's car that was awarded to her in the divorce. Since my SS# was still attached to the car it reflected on my credit report. The car has since been paid off.
Sounds good. You are asking for $12K but your credit report says you are carrying more. Can you list for us the debts (amounts) you are carrying?	My revolving debt is: (per credit report dated 12/15/2010) *HSBC BANK $225 *CAP ONE $1740 *LOWE'S $1332 *HSBC BANK $1937 *USAA SAVINGS BANK $5017 MILITARY STAR $7331 My plan is to use the loan to pay off the "*" bills totaling $10251, using the $1149 to put towards the Military Star debt which will be paid off in about 36 months. I will make monthly payments on the loan in the amount of $576.66 which is $166above the minimum or more to have the loan paid off in about 24months. I did not list my mortgage or car payments in this message.
Thanks for your reply. Any other household income not listed above?	Yes. There is about $500 in child support that I receive monthly but sometimes my ex-wife isn't prompt on her payments.

Member Payment Dependent Notes Series 632869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632869	$6,000	$6,000	5.79%	1.00%	December 20, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632869. Member loan 632869 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American General Financial services	Debt-to-income ratio:	5.57%
Length of employment:	3 years	Location:	Lafayette, LA

Home town:
Current & past employers:	American General Financial services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I recently graduated in May with my MBA fro UOP. So now i'm trying to pay down about 6k in credit card debt revolving around school.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,634.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. So it appears that you have been working for American General Financial Services for the last three years, while also working on your MBA at the same time. Is that correct? Would you also please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	My monthly expenses include the following. $500 for rent, $150 for utilities, 120 for insurance, 20 dollars gym membership, 350 in student loans, and about another 120 minimum payments on credit cards but I always pay more. Total of payments is 1260. I make $45,000 a year base salary and am eligible for bonuses quaterly. Weekly check after deductions, health insurance, and 401K are $615.00 Net. multiply times 52 weeks in a year and divide by 12 monthly net income is $2665.00. Have a net disposable income of $1405.00 or ratio of 47%. Yes I did work on my MBA while I worked full time. I attended night classes to complete. I am a finance manager, I pretty much evaluate peoples credit and tell them what loan amounts they qualify for. We do personal loans, Auto loans, and mortgages. I am in the process of getting mortgage brokers license. I have passed the federal exam and the state exam. I have to finger printed, back ground checked, and credit pulled. Our credit has to remain in good standing to keep license and work for the company. I would consider job very stable. My office is a 12 million dollar office that is highly profitable. Company is still pushing employees through training and having them obtain proper licenses. I will look to get income verified and if you have any other questions feel free to ask.

Member Payment Dependent Notes Series 632873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632873	$3,000	$3,000	13.72%	1.00%	December 16, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632873. Member loan 632873 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	IMS Pet	Debt-to-income ratio:	13.56%
Length of employment:	< 1 year	Location:	Powell, OH

Home town:
Current & past employers:	IMS Pet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,004.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 632884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632884	$5,000	$5,000	5.42%	1.00%	December 17, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632884. Member loan 632884 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	VAMortgageCenter.com	Debt-to-income ratio:	3.61%
Length of employment:	2 years	Location:	Columbia, MO

Home town:
Current & past employers:	VAMortgageCenter.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,188.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please explain how this money is to be used? Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	* Would you please explain how this money is to be used? I plan to use the money to pay off an existing 2nd mortgage on my home. Current balance is just over 19k. I have 14.5k available, the loan is for the remainder. It is a 30yr fixed amortized with balloon payment after 5 yrs. We've had some bad luck with cars this year (2 total losses on paid vehicles) that knocked us out of having the balloon payment. I expect to prepay the balance of this loan within 12 months. * Would you please detail your monthly expenses? 1650 Mortgages 750 Groceries 575 Entertainment 425 General 375 Insurance 325 Credit card 300 Utilities 200 Savings 500 Other 5100 Total Net income is approx $5870/mo. (bi-weekly pay of $2934). * Please list each expense that you have throughout the month. see above. * Please also list the amount of disposable income available after expenses. approximately $700, most going to $2000 credit card balance built due to family medical travel (in-law visits) and automobile losses. * Would you please describe your line of work? I am a senior programmer at VAMortgageCenter.com, one of the nation's largest originator of Veterans Admin home loans. * Would you please also indicate the level of stability your source of income should have over the next three years? I have been employed at VAMC for over 2 years. Since I was hired, our company has more than doubled in size and we have additional strategies underway for growing market share and enter other markets. I do not anticipate my leaving, either voluntarily or involuntarily. * Would you please state the value of your home, 280k based on appraisal from refinance almost 2 years ago. * how much is left on your mortgage, $175k for 1st; 19k for 2nd * and how much equity you have in your home? $105k after removing the 2nd mortgage. * Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks I have requested income verification from Lending Club support.

Member Payment Dependent Notes Series 632896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632896	$15,000	$15,000	16.32%	1.00%	December 20, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632896. Member loan 632896 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Randall-Reilly Publishing	Debt-to-income ratio:	18.76%
Length of employment:	10+ years	Location:	Tuscaloosa, AL

Home town:
Current & past employers:	Randall-Reilly Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I have a first loan with Lending Club, which is in good standing, with a balance of approximately $8,700. I will the first half of this loan to repay that one so that I'm only dealing with single loan. I will then use the bulk of the other to do some improvements to my vacation home, which I plan to allow rent out occasional in the future. It is a three-story cabin that sits on 11 acres next to a national park. My household income is approximately, $105,000 of which I contribute about $79,000. Borrower added on 12/13/10 > Correction of typos: I have a first loan with Lending Club, which is in good standing, with a balance of approximately $8,700. I will use the first half of this loan to repay current loan so that I'm only dealing with a single loan. I will then use the bulk of the remainder to do some improvements to my vacation home, which I plan to rent out occasionally in the future. It is a three-story cabin that sits on 11 acres next to a national park. My household income is approximately, $105,000 of which I contribute about $79,000.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,280.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the interest rate on your existing LC loan? When was it issued?	The rate is 14.96 percent and I took it out in April of 2010.
what types of improvements do you plan and how much can you rent the 2nd home for? what is your current home worth (that you live in) and how much total mortgage debt do you have on it?	The builder, who built the house, took some shortcuts in insulation, weatherproofing, staining of the wood siding and other things that make less than desirable to rent during extreme cold or hot weather. He has since filed bankruptcy. I still occassionally rent it for $125 a night. It's a mountian cabin and most people seem to want to rent it during the coldest part of the winter and even with the heater and/or fireplace going, it's hard to get the house above 60 degrees if the temps drop into the 20s outside. My current home is worth about $200,000 and I owe about $158k.
Why do you choose to take out a higher interest rate loan to pay off a lower interest rate loan?	I wanted one loan that was longer term to get payment where I was comfortable with. I guess I might could have borrowed less and kept first loan, but it's only a little over a point and I plan to pay off early anyway.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance of both homes is just shy of $300,000. Total value of both is appoximately $434,000 according to most recent appraisals. I have no home equity line of credit loans.

Member Payment Dependent Notes Series 632988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632988	$13,000	$13,000	12.61%	1.00%	December 20, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632988. Member loan 632988 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	HIXSON LUMBER	Debt-to-income ratio:	12.55%
Length of employment:	6 years	Location:	MONTGOMERY, TX

Home town:
Current & past employers:	HIXSON LUMBER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > TO PAY OFF ALL CREDIT CARDS I MAKE ALL MY PAYMENTS ON TIME I HAVE BEEN WITH THE COMPANY 6 YRS RECIEVE A BONUS EVERY FEB @ JUNE THIS COMPANY IS STABLE WE KEEP ADDING NEW LOCATION @ SO IS MY JOB.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	74
Revolving Credit Balance:	$12,870.00	Public Records On File:	1
Revolving Line Utilization:	76.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.TOTAL OWED 228,000 IT WAS APPRAISED 4 MO AGO @ 230,000
Hello, What is the public record on file 4 years ago? Thanks	Type your answer here.THE ONLY PUBLIC RECORD THAT I KNOW OF IS FROM OVER 7 YRS AGO BANKRUPTCY

Member Payment Dependent Notes Series 633025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633025	$5,000	$5,000	13.35%	1.00%	December 16, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633025. Member loan 633025 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Adrian Smith + Gordon Gill Architecture	Debt-to-income ratio:	7.49%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	Adrian Smith + Gordon Gill Architecture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > Credit card repayments. Borrower added on 12/14/10 > To pay off credit card debt and to repay LendingClub at a lower interest rate

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,152.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 633071

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633071	$3,200	$3,200	14.83%	1.00%	December 17, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633071. Member loan 633071 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	First Data	Debt-to-income ratio:	15.57%
Length of employment:	3 years	Location:	Kennesaw, GA

Home town:
Current & past employers:	First Data
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	28
Revolving Credit Balance:	$2,571.00	Public Records On File:	1
Revolving Line Utilization:	75.60%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please describe in detail what you plan to use this loan for? Can you please explain how these payments fit into your monthly budget? How long do you intend to service the loan?	I plan to consolidate some debt before going in to a new year. The payment amount listed will fit in to my budget just fine and I will have no issues making the payment. I do have someone making me an offer (not from this site) with a rate that is comparable, so let me know as soon as you can if this is something you can offer me. Thank you.

Member Payment Dependent Notes Series 633094

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633094	$5,000	$5,000	13.72%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633094. Member loan 633094 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	PS Marcato Elevators	Debt-to-income ratio:	4.65%
Length of employment:	2 years	Location:	FLUSHING, NY

Home town:
Current & past employers:	PS Marcato Elevators
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,247.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PS Marcato Elevators and where did you work prior to that?	Im in modernization. Basically I install and work on new and old elevators. Local 3 elevators NYC. Prior to this job I was a property surveyor.
What are the home improvements you are making?	I just moved into my first apartment and I want to furnish my place. I pretty much need everything you would need when you first move out
What is your current job? Who was your previous employer? what did you do there? for how long?	I am an elevator apprentice for Local 3 elevators for two years. Prior to that I was a property surveyor. I would survey houses for people who were selling or needed to put up a new fence etc. That was for about 1 1/2 yrs.
What kind of home improvement do you do for a rental?	This is my first apartment. I need to furnish my apartment.

Member Payment Dependent Notes Series 633113

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633113	$1,300	$1,300	5.79%	1.00%	December 16, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633113. Member loan 633113 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Vitas	Debt-to-income ratio:	8.85%
Length of employment:	8 years	Location:	Corona, CA

Home town:
Current & past employers:	Vitas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	13
Revolving Credit Balance:	$11,006.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 633135

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633135	$1,500	$1,500	10.36%	1.00%	December 15, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633135. Member loan 633135 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Chapman BMW on Camelback	Debt-to-income ratio:	11.28%
Length of employment:	2 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Chapman BMW on Camelback
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I have been faithfully paying off the engagement ring that I got my wife last year, I have never missed a payment, however I didn't know that I had a differed interest loan and the bank is going to try and apply a $700 dollar interest charge on January 14. I need this loan to pay off that bank before the interest kicks in.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,304.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 633176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633176	$5,600	$5,600	5.42%	1.00%	December 16, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633176. Member loan 633176 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	General Atomics	Debt-to-income ratio:	1.14%
Length of employment:	3 years	Location:	Adelanto, CA

Home town:
Current & past employers:	General Atomics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,621.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633217

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633217	$8,000	$8,000	12.23%	1.00%	December 16, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633217. Member loan 633217 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Eyesfirst Vision Center	Debt-to-income ratio:	2.08%
Length of employment:	9 years	Location:	Belford, NJ

Home town:
Current & past employers:	Eyesfirst Vision Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,195.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details of the debt you are consolidating.	EVC I am a lab manager, in charge of all the cutting of lenses into frames as well as the output of all hardware to seven different stores.
What do you do at EVC? For what, specifically, will the loan proceeds be used? Your profile shows a $2k credit balance.	The $2k credit balance has been for emergency purposes only. Loan will be used to pay this off as well as the hospital bills until settlement from an automobile accident comes.
Your credit history shows a revolving credit balance of 1195 and you are seeking a loan of 8000. I would like to know the details of the debt you are consolidating. Thanks.	The credit card will be paid off and at the same time our goal is build a stronger credit.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	We hope and pray less than 1 year. We are expecting a settlement from an accident and we just want to pay off all the hospital history and start new. We are almost there.

Member Payment Dependent Notes Series 633355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633355	$3,200	$3,200	16.69%	1.00%	December 16, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633355. Member loan 633355 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,758 / month
Current employer:	Gaston College	Debt-to-income ratio:	24.47%
Length of employment:	2 years	Location:	Lincolnton, NC

Home town:
Current & past employers:	Gaston College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	38	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,310.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Gaston College and where did you work prior to that?	Type your answer here. I work in the Business Office processing the daily cash deposits. Reconciling the deposits to the daily GL reports. Prior to working with Gaston College I was a department supervisor for Carolina Mills Inc.
Do you have any other major expenses that you are obligated to pay monthly? (i.e. car payment, medical bills, mortgage, etc.) If so, could you provide an approximate monthly amount?	Type your answer here I do not have any other debt other than credit cards and insurance.

Member Payment Dependent Notes Series 633367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633367	$4,000	$4,000	9.99%	1.00%	December 20, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633367. Member loan 633367 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Medical Device Consultants, Inc.	Debt-to-income ratio:	19.41%
Length of employment:	2 years	Location:	Norton, MA

Home town:
Current & past employers:	Medical Device Consultants, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	15
Revolving Credit Balance:	$5,092.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Medical Device Consultants, Inc. and where did you work prior to that?	I am a Clinical Data Manager for a Contract Research Organization in the area of medical device clinical trials. Prior to my employment at MDCI, I was in school at Wheaton College (MA) obtaining my BA.

Member Payment Dependent Notes Series 633400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633400	$12,000	$12,000	12.98%	1.00%	December 20, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633400. Member loan 633400 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	social security administration	Debt-to-income ratio:	18.51%
Length of employment:	8 years	Location:	plymouth, PA

Home town:
Current & past employers:	social security administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > paying off 2 credit cards to consolidate to one payment. i pay all my bills on time. i've been at my job for 8 yrs with continued promotions and award bonuses. Borrower added on 12/14/10 > Paying this off will eliminate my credit cards.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,005.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the social security administration?	I'm a Lead IT Specialist over Network/Infrastructure
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No, I do not own the title to my home. As there are only 3 options to the question. I have a roommate/partner that I live with, he owns the title to the home in his name.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I requested 5yrs with auto payments, so I plan to allow it to be completed in 5 yrs. If the loan is not fully funded at the end of the initial period, no, I will likely not take the loan and allow the funds to be returned to be returned to the lenders, as this loan is to fully pay off 2 cards into 1 lower payment and if I'm not able to pay them both off then it still leaves me with 2 large amounts to pay even if at a lower rate, so I would definitely like to reach the full amount requested within the time period.
Can you please list the balances, interest rates, and monthly payments for the 2 credits you'll be paying off with this loan? What will you do to ensure that you don't accumulate further debt in the future?	The total of the 2 cards is 12375, the minimum payment are about $360, and the interest rates on both are about 22%. When both of these are paid, as with a previous card, the accounts are being closed.

Member Payment Dependent Notes Series 633431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633431	$16,000	$16,000	16.69%	1.00%	December 20, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633431. Member loan 633431 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	13.08%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Credit Suisse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > This loan is used to consolidate and pay off higher interest debt. I am gratefully paying off all of my unsecured debt as part of a debt recovery program. Thank you! Borrower added on 12/14/10 > I am responsible, have a stable job/career, and pay on-time. I would greatly appreciate your investment in me so I can consolidate and pay off my debt. Thank you! Borrower added on 12/15/10 > Thank you to those of you who have invested in my loan. What attracts me about this program is that the interest I pay back on my loan goes to you, the individual investor, rather than to another large credit card company or bank. Win-Win.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$28,149.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your job title? what do you do?	My job title is AVP and I'm currently up for promotion to VP at the end of this year. I am a User Experience Architect, am working on the Credit Suisse Client Portal, and I also work with the Equities Trading Desks.
What do you do at Credit Suisse?	My job title is AVP and I'm currently up for promotion to VP at the end of this year. I am a User Experience Architect, am working on the Credit Suisse Client Portal, and I also work with the Equities Trading Desks.
HI, Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example CC1 $2000 balance, 23.9% APR, $200 per month. Thanks in advance for answering my question. Sincerely, -LL Herndon, VA	Balance totals listed below are rounded up to the nearest $100. Debts are listed in order of my payoff priority. This loan will go towards the top 3 creditors listed and I plan to close these accounts once I am able to pay them in full. All of my accounts are current and in good standing. CC1 $7,900.00, 29.99%, $500-$700 per month CC2 $5,800.00, 28.94%, $250 per month CC3 $6,900.00, 19.99%, $250 per month CC4 $13,000.00, 13.24%, $300 per month School Loan1 $8,500.00, 9.99%, $450 per month School Loan2 $3,300.00, 8.125%, $110 per month I also create and adhere to a spending plan (budget) for each month. The above amounts are included in my overall budget allocations. I am following a plan to not incur any new unsecured debt, ever.
HI, Which debts will you be paying off with this loan? Thanks. Sincerely, -LL Herndon, VA	Please see my response to the previous question. This outlines my debts and the order I am paying each off (the order is by APR descending). If I am funded the full amount of this loan, I will be paying off the first 2 credit cards listed (CC1 and CC2) and applying the remaining balance of the loan to the 3rd credit card listed (CC3).
Sorry don't know how I missed that. -LL	No worries :)
Can you please explain the delinquency noted on your credit history from 24 months ago? Thank you.	Yes, of course. At the time, I switched to do my banking with E*Trade and I had set up the online service to have my bills paid automatically from my E*Trade account. The delinquency which is still noted on my credit report is with a loan I had at the time with a different bank. I had paid my loan payment via the online bill payer on time and the bank whom I had the loan received my payments checks on time. For this loan, physical checks were USPS-mailed from E*Trade. The issue was the check did not contain the correct information about my loan account, so the checks were not being deposited into my loan account. The checks were instead made out to the bank with whom I had the loan and not in my name and did not contain the correct account information, so the bank was not able to know which account to deposit my check. The checks were clearing, however, and I was unaware that they were not being credited to my loan account. As soon as I became aware of the delinquency on my loan account, I immediately contacted my bank and E*Trade and the issue was fixed. Shortly after this happened, I completed all loan payments on the loan and paid that loan in full. I no longer have a balance. I also use a different online banking service and all my bills are handled electronically peer-to-peer. I have not been delinquent on an account since, nor was I before. Also since then, I stay on top of all payments and follow-up that each one is accurately reflected by my bank and the receiving account on time before the due date.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Monthly Expenses: Rent $1600 Utilities $ 100 Phone $ 140 Food/Household $ 500 Personal Care $ 300 Gym/Yoga $ 180 Subway/Taxi $ 120 Laundry/Clothes $ 120 Acupuncture/Medical $ 220 401K/Retirement $ 680 Prudent Reserve Savings $ 200 Charity/Donations $ 30 Netflix $ 10 I am the sole wage earner with no dependents.

Member Payment Dependent Notes Series 633459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633459	$5,000	$5,000	15.57%	1.00%	December 20, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633459. Member loan 633459 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,647 / month
Current employer:	Dr. Kent Sieboldt	Debt-to-income ratio:	12.15%
Length of employment:	2 years	Location:	Brandon, FL

Home town:
Current & past employers:	Dr. Kent Sieboldt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,479.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633559	$4,800	$4,800	13.72%	1.00%	December 17, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633559. Member loan 633559 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Alvarez & Marsal Taxand	Debt-to-income ratio:	6.28%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Alvarez & Marsal Taxand
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$4,400.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your position at current company 2. Previous work experience 3. Delinquencies 4. Itemized monthly expense 5. Number of credit card that you are not going to close by this loan. Thank you for answering my questions.	1. I am a first year associate (fast track to promotion) practicing tax law consulting 2. I was an auditor for 2 years at a Big 4 accounting firm before entering law school (hence my fast track to promotion). 3. I have no current delinquencies on my accounts; I missed some minimum payments early in school and have carried high balances. 4. Rent: $1133, Food: $800, Misc: $500 5. All of my credit cards will be paid off by this loan.

Member Payment Dependent Notes Series 633571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633571	$7,500	$7,500	12.61%	1.00%	December 17, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633571. Member loan 633571 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,517 / month
Current employer:	Finfrock DMC Inc.	Debt-to-income ratio:	15.99%
Length of employment:	4 years	Location:	Apopka, FL

Home town:
Current & past employers:	Finfrock DMC Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > 1. I plan on using th funds for the purchase of a boat. There was no chioce for that on the list while signing up, so I used the Vacation option. 2. I am a good borrower for the simple reason that I pay my bills on time and usually ahead of the due date. I fully understand the responsibility of borrowing money. 3. My montly budget allows for est. $1200/month after bills are paid. 4. The company I work for has been in business for more than 65 years and even in this financial climate is stable. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,271.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
"I am a good borrower for the simple reason that I pay my bills on time and usually ahead of the due date" What is the delinquency 36 months ago? What are the 3 credit inquiries in the last 6 months for? Is the boat for business or pleasure? How soon do you plan on repaying the loan: 1 year, 2 years, full term? Thanks	1. The delinquency is from a student loan from back in 2002 that has since been paid but they say they cannot erase past tradelines on the account, even though the loan was in deferrment. 2. I was getting someone I know to help fix the things on the report, such as the student loan so I could raise my score. 3.The boat is for pleasure. 4. I plan on using my tax returns as well as monthly payments to pay it off in half the time.

Member Payment Dependent Notes Series 633630

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633630	$7,000	$7,000	9.25%	1.00%	December 21, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633630. Member loan 633630 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	kilgore offshore	Debt-to-income ratio:	12.54%
Length of employment:	< 1 year	Location:	Pensacola, FL

Home town:
Current & past employers:	kilgore offshore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > have good credit and good job but balances too high on my credit cards so bank denied me loan. I dont understand why when I plan on using loan to pay off credit cards that my ex ran up before she left me

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	56
Revolving Credit Balance:	$10,264.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 633643

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633643	$6,000	$6,000	13.35%	1.00%	December 20, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633643. Member loan 633643 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	the home depot	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	ATLANTA, GA

Home town:
Current & past employers:	the home depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > Home depot is very stable company and I've completed 44 training classes thus far with career advancement on my mind and in my professional plans. I plan to move closer to my workplace and furnish my apartment for stability. my expendable money after rent utilities and cell phone is 880.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	46
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the reason for 3 inquiries in the last 6 months? What is the explanation for the delinquency? Who was your previous employer? what is your current job at Home depot? What was your previous job ? for how long?	The inquires were about finding a personal loan. My current title is Merchandise Execution Associate, my previous employer was the US Department of Commerce; three census assignments, prior to that National TeleConsultants, Azcar Technoligies and Broadcast Technology Group. 7 years as a broadcast engineering tech. the last year for the census, now home depot.

Member Payment Dependent Notes Series 633740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633740	$6,000	$6,000	18.91%	1.00%	December 20, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633740. Member loan 633740 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,033 / month
Current employer:	Delaney Educational	Debt-to-income ratio:	13.54%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Delaney Educational
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,651.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Delaney Educational?	Sales & Marketing Manager.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	I have now emailed my wage slips.
I was wondering why your loan started out at $18000 and now you only want to borrow $6000. It really doesn't matter, I was just curious. Thank you and by way congrats your loan is moving quickly.	Well it started at $18,000 because thats the true amount that I need, however I was sent an email from Lending Club telling me that I no longer qualify for that amount. I don't know why because I have never missed a payment in my life and my credit score reflects that... Thank you for your question :)
I'm not sure but I think after 6 months you can apply for a 2nd loan. You might check with LC about what options you have.	Ok thanks for your advice. Have a happy holiday!

Member Payment Dependent Notes Series 633742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633742	$5,000	$5,000	12.98%	1.00%	December 20, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633742. Member loan 633742 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Mobac Inc.	Debt-to-income ratio:	10.43%
Length of employment:	3 years	Location:	Lincoln University, PA

Home town:
Current & past employers:	Mobac Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I plan to use these funds to purchase and install a snow plow on my personal truck. The reason I am a good person for you to invest your money in because I am hardworking, honest, and very trust worthy. I have a very good job with a construction company at which in the past 2 years I have received 2 dollar raises each year for my hard work. This year in conjunction with the raise I received the privilege of driving a company van that I get to keep at my house. Our company has not laid any employees off during this recession. So my job is very stable. And that's why you should invest in me. Borrower added on 12/17/10 > I would also like to add that, my company let's me keep 2 credit cards in here name that I can use to buy materials for jobs so that I don't have to use my money. I graduated from college in may 2008 and have been working there ever since, they started me out at 14$ and hour and I currently make 17.50$ and hour. I work 42.5 hours a week and bring home 2300$ a month. My bills add up to 600$ a month and that includes a truck payment of 250$ of which I have been paying for a year and a half and never been late. I could easily afford the payment because not only do I make enough at my company, but I also work for myself doing side work, small remodeling jobs here and there easily making an extra 200 $ a month. I also currently am working on a house that me a my father bought for 120 and are going have 30k in it for repairs that are almost complete, it will be on the market by Feb. And its worth 200k priced to sell. I am splitting the profit 50/50. I will have his loan paid off before the five years I am confident. Also if I receive funding for this plow, there is lots of money to be made plowing snow, I already have a contract with two parking lots and two developments. I appreciate everyone's time and I'm very greatful for anyones investment investment, thanks. Sincerely, Tyler

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,638.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Okay here is the thing there was no option for living at home so I said that I own, because I do not pay any money to live here. I am 22 years old with a good job and I am honest. The only thing that I have money in is my truck I bought it 2 years ago and I borrowed ten thousand with a 7 thousand down payment and I only owe 7 on it now but its worth like 12 or 13. Thank you for your time and I really hope I here back from you.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am a carpenter with a company called Mobac Inc. You can visit website and see the work we do, WWW.mobacinc.com. I have been there for almost 3 years, ever since I graduated a two year college getting my associates degree in the construction feild. I expect to pay back my loan before the 5 years is up. Around 2 to 3 years. If he loan is not 100 % funded I will not except for it will not be complete. Thank you for your time - Tyler

Member Payment Dependent Notes Series 633813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633813	$2,400	$2,400	13.72%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633813. Member loan 633813 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Enterprise Holdings	Debt-to-income ratio:	12.88%
Length of employment:	2 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Enterprise Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Personal Loan

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$5,457.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Enterprise Holdings and where did you work prior to that?	Sales and management trainer.

Member Payment Dependent Notes Series 633869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633869	$4,800	$4,800	10.36%	1.00%	December 20, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633869. Member loan 633869 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	T-Mobile	Debt-to-income ratio:	15.96%
Length of employment:	6 years	Location:	LEAGUE CITY, TX

Home town:
Current & past employers:	T-Mobile
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I started employment with T-Mobile USA in April of 2004 and currently work as a Regional Account Manager in charge of partner sales. This position as well as the compensation, is extremely secure and is the top growth sector within our internal model. I am in the top 10% of employees within the organization and have been promoted 5 times. In addition to my career at T-Mobile, I am married with 2 children and own an affordable home. Once a year I take trips to third world countries and assist however I can. My last trip was to Haiti where I spent a week in Saint Mark building a duplex for two families affected by the earthquake.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,033.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at T-Mobile?	My official title at T-Mobile is Regional Account Manager. If you were to look at the job description you would see that I am part Business Consultant, part Project Manager and part Sales Manager. I have been at T-Mobile since April of 2004 and have been promoted 5 times. I am in a very stable job, with very stable pay, in the largest growth sector within our organization (Franchise type business).
What is your major purchase? When did you purchase your home & What's Your Mortgage Payment? After your monthly expenses, what's do you have left for savings, and what do you do with it? thanks	The purchase is a used car for my mother-in-law. I purchased my home in August 2007 and my mortgage payment is $1150 monthly, but I pay it bi-weekly at $600 so it puts more towards the pricipal. I have $1,100 each month disposable, 50% or so of this money is placed into savings, the other 50% is spent on my children's activites. My savings balance is at $12K and 401K balance is at $58K.
Value of home and amount owed? I plan to fund your loan, good luck.	The current market value of our home is $276K and we currently owe $224K on it. In addition I will be paying off the second mortgage of $12K on december 22nd. Thanks, Justin

Member Payment Dependent Notes Series 633896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633896	$17,000	$17,000	12.98%	1.00%	December 21, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633896. Member loan 633896 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Bay City Electrical Services	Debt-to-income ratio:	15.72%
Length of employment:	10+ years	Location:	Mobile, AL

Home town:
Current & past employers:	Bay City Electrical Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,053.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bay City Electrical Services?	I oversee Bay City's electrical jobs. I am in contact with electricians on the job, helping with problems and ordering materials.
My questions: (1) Initially selected -years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Unfortunately I must have full amount to do me any good. I have two credit cards that I am trying to pay completely off and just have the one payment. I am going to do everything in my power to shorten loan, but realistically it will be 2-3 years.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	On one card I have a interest rate of 18.240% with a balance of $8647.03,the other card interest is 17.25% with a balance of $8789.87.The other debts are a furniture loan that has a balance of 1625.00 with no interest, and my rv that has a balance of $13645.44 and interest rate of 8.25%.I can not see any reason for having any more debt.
get your income verified. Contact LC for details.	I contacted lending club about income verification when you asked, and they emailed me back and said that it would be taken care of. I will call today.

Member Payment Dependent Notes Series 633931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633931	$2,500	$2,500	9.25%	1.00%	December 17, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633931. Member loan 633931 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	standard register	Debt-to-income ratio:	6.62%
Length of employment:	10+ years	Location:	manchester, CT

Home town:
Current & past employers:	standard register
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > i plan on using the funds to consolidate my credit cards.i feel i am a good borrower i pay my bills on time.i pay about 2000 or more a mouth on bills its really hard.i have been at my job for 20yrs, i feel i have a pretty stable job.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at standard register?	standard register is a printing company.

Member Payment Dependent Notes Series 633987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633987	$4,000	$4,000	14.46%	1.00%	December 17, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633987. Member loan 633987 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Ricoh Electronics Inc.	Debt-to-income ratio:	20.63%
Length of employment:	3 years	Location:	FOUNTAIN VALLEY, CA

Home town:
Current & past employers:	Ricoh Electronics Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,959.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ricoh Electronics Inc.?	Sr. Cost Analyst is my official title. Hybrid position of Financial Analyst/Cost Accountant.
You feel comfortable making a major purchase of $4K carrying at least $15K in revolving debt? Your payment to service the minimum on that debt is close to $500 a month. Can I ask what the purchase is for? What are your plans for the $15K in debt? You need to understand, at some point the credit pool dries up and I want to make sure its not while we have money invested in you.	Yes I feel comfortable as I do not have large expenses such as rent.
What is the purpose of this loan?	To pay some unexpected expenses, if anything is leftover, will go towards some of the 24.99% credit cards which I currently carry.

Member Payment Dependent Notes Series 634116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634116	$7,500	$7,500	17.06%	1.00%	December 21, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634116. Member loan 634116 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Memorial Regional Hospital	Debt-to-income ratio:	12.80%
Length of employment:	6 years	Location:	Hollywood, FL

Home town:
Current & past employers:	Memorial Regional Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > First off thank you so much! I work at a hospital that I've been with for 6 years and am going to school for my nursing degree. My fiance and I have been together for 7 years and this loan will help us to get married and start out lives together. We budget our money to the needs of our essential bills. Any left over we save.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	41
Revolving Credit Balance:	$6,963.00	Public Records On File:	0
Revolving Line Utilization:	69.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will your combined family monthly income after the wedding?	60,000
I like that you save a portion of the money you earn. That is a key in becoming financially independant. I am considering financing a portion of your loan. I have a couple questions I want you to answer. 1. What does your fiancee do? What is his/her monthly income? What is his/her current financial position(assets-liabilities)? 2. You have a reported deliquency on your file. What is it? Can you committ to making timely payments in the future? 3. Where do you see yourself in 10 years financially and in your career?	My fiancee works at a brokerage company, his monthly income is 2,000 a month. His assets are his car, and he has no liabilities. I don't know what the deliquency is on my file. I can commit to making timely payments every month. I paid off my car in 5 years with no late payments. I also bought furniture a year ago with no interest unless my payment was late, I had 2 years to pay that off and I would pay more then the minimum every month and on time to have it pay off early. I will graduate from nursing school in 2 years, so in 10 years i will be a nurse for 8 years and I hope to buy a house.
Hello, I am interested in funding your loan, but have a couple of questions: 1) What is your total monthly expenses?(I.e. Rent, utilities, cable, Internet, phone, credit cards, etc...) 2) The loan is for $7,500, exactly what wedding expenses will this cover?(i.e Reception Hall, flowers, wedding dress, etc...) Do you already have some money saved up for the wedding? 3) You selected a loan payment plan for 5 yrs., do you plan on holding the loan for the full 5 yrs.? Or do you plan on paying it off earlier? If you are planning to pay it off earlier, what is the estimate length before final payment? 4) Is your fiance going to help you pay off this loan? 5) If for some unfortunate situation, you, your fiance, or both lose your jobs, what is your backup plan to pay off this loan?	My total monthly expenses are rent-350(my fiancee pays 600), utilities-100, cable-150, cell phone-120, I have 2 credit cards, one of which has no balance due and the other I pay 150. Add in other of 150 and I'm at a total of 1020. I make at least 2000 a month. The Wedding came as a package where everything is all together (i.e invitatons, hall, flowers, dj, food, open bar, cake) for 6000 (not including tax.) The only thing we have to find is a photographer and pay for wedding dress and tux. We want our wedding next year October and we have 2,000 saved and continue to save until the actual day. Whatever is left over we plan to pay towards the loan. We both will be paying towards the loan and to have it paid off earlier than 5 yrs. We are planning to make the payment as if we were on the 3 yr. plan. Our parents have offered to help pay for the wedding, but we wanted to do this ourselves, and I wanted to build more credit for myself. If for some reason we were to lose our jobs, we would be able to borrow the money from our parents to pay it off. I will also be finishing nursing school in 2 years, and I already work at a hopital where I will be a nurse after graduation. I will double my salary after that happens as well.

Member Payment Dependent Notes Series 634145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634145	$8,200	$8,200	14.83%	1.00%	December 20, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634145. Member loan 634145 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	R.W. Harden & Associates, Inc.	Debt-to-income ratio:	23.15%
Length of employment:	3 years	Location:	Austin, TX

Home town:
Current & past employers:	R.W. Harden & Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > This loan is to payoff an auto loan ($5,127) and most of one of my credit cards (However much is left). I pay $258/month on the auto loan and $86/month on the credit card, so the $195/month for this loan will be less than my auto payment by $63/month. I plan on selling my car and buying a cheap commuter car. The money left over from this transaction will be used to pay off the rest of the Wells Fargo credit card. Thanks in advance!

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,305.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) Mortgage balance is $165,309, no HELOC or second mortgage 2) 2010 tax appraisal came in at $208,663
Can you list the debts (amounts) you are carrying? Is there any other household income not listed above?	Sure: AMEX - $6,950 Wells Fargo Line of Credit (Closed) - $4,174 Other Lending Club Loan - $4,214 Wells Fargo CC - $3,000 Wells Fargo Auto Loan - $5,127 Discover Card - $501 Best Buy CC - $361 My wife receives $1,000/month from her grandmother.

Member Payment Dependent Notes Series 634210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634210	$2,700	$2,700	12.61%	1.00%	December 17, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634210. Member loan 634210 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Ciao Mambo	Debt-to-income ratio:	5.67%
Length of employment:	< 1 year	Location:	Billings, MT

Home town:
Current & past employers:	Ciao Mambo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$2,969.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your position at current company 2. Previous work experience 3. Delinquencies 4. Itemized monthly expense 5. Number of credit card that you are not going to close by this loan. 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt ? Thank you for answering my questions.	Sure! 1. I actually have two jobs, I am a hostess at a downtown restaurant, and I am in AmeriCorps. In my restaurant job I I work nights and receive tips, in my AmeriCorps job I work days with homeless and at-risk youth. 2. My job experience before these two was very stable, I worked at a law firm for three years, and I was a nanny for two. 3. I have no delinquencies that I know of, maybe one or two late payments, but never more than a week late, in the last few years. 4. My housing is covered, car insurance is $70/ month, phone bill $50, groceries $350. 5. I am going to pay off four, and close three of them. 6. I have no children, no one to support but myself. 7. I live with my boyfriend, he is not in debt, and we have separate finances. Thank you for your question!

Member Payment Dependent Notes Series 634281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634281	$1,500	$1,500	12.23%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634281. Member loan 634281 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	GESA	Debt-to-income ratio:	21.60%
Length of employment:	8 years	Location:	KENNEWICK, WA

Home town:
Current & past employers:	GESA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is GESA and what do you do there?	A local credit union. I do member services.
Explain why you had 2 delinquencies in the last five months.	I assume you are talking about the credit card. The way the account was serviced affected my ability to know how much is owed on my account. It was just an oversight.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not have a HELOC only a mortgage loan. Currently owe about $210,000 is owed. Market value is about $350,000. I do not plan on using my home as collateral.

Member Payment Dependent Notes Series 634283

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634283	$3,000	$3,000	15.20%	1.00%	December 17, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634283. Member loan 634283 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Pro Computer Solutions	Debt-to-income ratio:	7.64%
Length of employment:	3 years	Location:	INDEPENDENCE, MO

Home town:
Current & past employers:	Pro Computer Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,390.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 634312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634312	$8,400	$8,400	13.72%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634312. Member loan 634312 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Rackspace	Debt-to-income ratio:	9.45%
Length of employment:	< 1 year	Location:	San Antonio, TX

Home town:
Current & past employers:	Rackspace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Lending Club was recommended to me by a friend, and after considerable research, I would much rather have my debt with Lending Club than with any of my current creditors, 75% of which are with JPMorgan Chase & Co. I have seven (7) different accounts, each of which has variable monthly payments. I also have seven (7) monthly bills I pay, which means a lot of stress in total. I would like to use this loan to reduce the stress and paperwork of managing seven different credit accounts and also to manage my cash more responsibly. I have recently relocated from Detroit, MI, to San Antonio, TX, for a career as a Linux Systems Administrator at Rackspace. Rackspace is a very profitable web hosting company whose only competitors are Google and Amazon, and the pay and benefits are competitive. I have been working with the company since August 2010, and I am truly excited that I have found peers and friends with Rackspace. Not only is the working environment positive, but I am also enjoying my job and taking advantage of the many professional development opportunities that Rackspace provides its employees. In short, I have found a long-term home for myself, and I am now one of the lucky few who loves their job. I have a comfortable monthly income of $4,300, of which I spend about $1,000 per month for all rent and bills, including car payment (2010 Honda Fit). After food and gas, this leaves me approximately $3,000 to work with for paying off debts or other investment. I am also trying to build stronger credit so I can settle here in San Antonio permanently, and eventually build a home. Please note that none of my debt includes any day-to-day living expenses. All of my current debt consists of computer equipment, which is being used to test and develop business ideas. This equipment can be liquidated if the need arises. Because my technical interests are aligned with the work I do for Rackspace, the potential for professional advancement is very high. Consolidating my debts into a single simple payment will allow me to save time and focus on my career, which is my top priority.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,081.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, number of credit card that you are not going to close by this loan. 2. Your position at current company 3. Previous work experience 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Thank you for answering my questions.	Please note that questions I don't answer here have already been answered in my loan description, which has already been entered, but has yet to be reviewed by LendingClub. 1. None; I'm closing old cards with bad rates from Chase Bank. 3. I've been a computer and network tech, and an audio recording engineer in various cities. 5. I have no financial dependents. 6. My girlfriend is moving in, and she makes about $45K yearly salary, though we keep separate finances. Although this loan isn't necessary for financial stability, it will save me money and hassle, and free me from having to deal with Chase's overly rigid policies. To put simply, I have too many little cards, and Chase won't combine them into one single card for whatever reason. They seem to have different ideas of reasonability than I. I no longer need the revolving lines of credit, and I would rather Chase wasn't the entity who made money off of my interest charges. Thank you all for the consideration.

Member Payment Dependent Notes Series 634323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634323	$1,000	$1,000	10.36%	1.00%	December 17, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634323. Member loan 634323 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,097 / month
Current employer:	City of Azusa	Debt-to-income ratio:	16.89%
Length of employment:	10+ years	Location:	Azusa, CA

Home town:
Current & past employers:	City of Azusa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I am a returning borrower to Lending Club. I have been really satisfied with my first initial loan with Lending Club, and would like to start part 2 of “Freedom a little at a time”. I was able to pay off some small loans with my previous loan, now I would like to start tackling another loan. I thank all those who previously had faith in me and invested in my loan, and hope you will do the same again. Here is what I have to offer Lending club investors: A) Stability- I have been with the same employer for close to 20 years and I have lived at my same (owned) home for about the same amount of time. B) Prior borrower with LC with good payment record. C) Have worked hard to maintained credit worthiness. Here is what I would like to accomplish: Pay off one credit card. I enjoy the ease of direct debit that LC offers, and I would like a smaller payment at reduced interest charges. I hope to pay off my loan with LC in less than the listed contract time of 36 months. Projected payoff 12 to 18 months Here is what I would like to consolidate, along with balance and coinciding APR’s First Bank of Delaware $800.00 24% The remaining balance to be applied to US Bank $300.00 18%

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,701.00	Public Records On File:	1
Revolving Line Utilization:	73.90%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 634340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634340	$10,000	$10,000	14.46%	1.00%	December 21, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634340. Member loan 634340 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,640 / month
Current employer:	Mylan Inc.	Debt-to-income ratio:	17.64%
Length of employment:	< 1 year	Location:	AMITY, PA

Home town:
Current & past employers:	Mylan Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I have always been in good credit standing. I always pay more than the minimum payment on my credit cards but my balance keeps increasing. I will easily be able to pay off my credit cards thanks to Lending Club! Borrower added on 12/16/10 > I recently started a new job that almost doubled my income. I am actually using my Bachelor's degree that I pay for every month. I am training to be a Chemist at a Pharmaceutical company in the QC department. I am looking forward to a great career here and can only move up! Getting this loan will greatly relieve my worry about being at the mercy of the credit card companies. With this loan, my 1 payment through Lending Club will be less than what I have been paying for 2 credit cards. I can be assured that my minimum payment will not go up and neither will my principal balance!

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,937.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Number of credit card that you are not going to close by this loan. 2. Your position at current company 3. Previous work experience 4. Delinquencies 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Thank you for answering my questions.	1) I will be closing 1 credit card and reducing my limit on the other 2) I am a Chemist at Mylan Pharmaceuticals 3)QC/QCAdmin Assistant at Aker Construction at the Longview Power Plant Project March-Nov 2010) Assistant Supervisor at Trio Lounge Sept 2007 - March 2010 Server at Texas Roadhouse Feb 07 - Sept 07 Cashier/Product Specialist at PetSmart Sept 05 - Feb 07 4)I have no deliquencies 5)Sallie Mae - $125.00 American Education Services - $235.00 Loan Servicing Center - $51.00 Chase - $100.00 minimum - lower credit limit 1st Financial Bank - $120.00 minimum - potentially closed Best Buy - $12.00 Gym Membership - $36.00 Gas - ~$225.00 Insurance - $200.00 Food - $200.00 6) No one 7) My sister and father bring income into the household
What do you do at Mylan Inc. and where did you work prior to that?	Currently, I am training to be a Chemist in the QC Lab testing pharmaceuticals and components to ensure that they pass all criteria. I will be testing the materials on an HPLC (High Performance Liquid Chromatography) and interpreting/analyzing the results.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) No. I actually do no not own my home. I currently live at home and do not pay rent of any sort. There was no option to select that I lived at home... it was was Rent or own. 2) I do not make the mortgage payment so I do not know what the balance is. 3) According to Zillow - $142,500

Member Payment Dependent Notes Series 634396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634396	$6,000	$6,000	9.99%	1.00%	December 21, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634396. Member loan 634396 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	U.S. Postal Service	Debt-to-income ratio:	16.43%
Length of employment:	10+ years	Location:	edmond, OK

Home town:
Current & past employers:	U.S. Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,329.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the U.S. Postal Service?	Hello CriticalMiss, I am a rural carrier. I am a career employee, full time, plenty of sick leave. My route doesn't go out in the country, mine is more in the suburbs. I drive a postal-provided vehicle. I work from 7 a.m. to about 4 p.m. Thankyou, Paul
Rural Carrier, My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Hello, I plan on paying off my everyday driver within six months. That payment, being gone, will free up about $300 per month. I plan on adding that to the initial payment, so I am estimating two to three years. Although, I think I read in the terms of the loan, that I will still have to pay all of the interest, as if I had had the loan for the full five years. Thankyou for serving our great country! Paul
Hi, I'm also interested in funding your loan but have some concerns. What are the details of your revolving debt? That is, what are the account balances and interest rates? It would appear to me that you could get a larger loan at a lower rate to reduce that debt. Additionally, what is the mortgage amount, rate, and remaining term, and what is your home currently worth?	Hello RandomInvestor, I have a large percentage of my paycheck put into my retirement accounts. I also have a lot of equity in my house (fifteen-year note) and I don't want to dip into either one of those. As long as I have those long-term assets I am adding to, I give myself some leniency if I don't do the smartest things with the rest of it. Thank you for your question. Respectfully, Paul

Member Payment Dependent Notes Series 634415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634415	$6,400	$6,400	15.95%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634415. Member loan 634415 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Target	Debt-to-income ratio:	21.81%
Length of employment:	4 years	Location:	Cave Creek, AZ

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	61
Revolving Credit Balance:	$5,615.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Target?	I am the guest service team leader. I manage the front end operations of the store.

Member Payment Dependent Notes Series 634454

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634454	$12,000	$12,000	12.23%	1.00%	December 21, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634454. Member loan 634454 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	southwyck golf club - century golf	Debt-to-income ratio:	14.82%
Length of employment:	7 years	Location:	cypress, TX

Home town:
Current & past employers:	southwyck golf club - century golf
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I have held a steady job as golf course superintendent since I graduated college with the same company the entire time. I have worked my way to the position I am in today, and plan to continue moving up as the opportunity comes about. I am requesting this money to pay off high interest credit cards(3) so I can begin looking into buying a house one day. I have never been late on a credit card payment, but they have blown my interest rates up significantly this year, and they have not helped me when calling. The entire loan will be used to pay off these 3 cards. Borrower added on 12/18/10 > I have taken a look at the 3 balances I initially wanted to apply this loan towards and have decided to only apply it towards 2 cards since they are carrying a high balance along with the high interest rate and the other is not carrying a a huge balance.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,728.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	As of right now I do plan to use the full 3 years to repay the loan in full. I would also accept the partially funded loan if only 60% plus funded and most likely relist after the 6 months.
Would you list the balances of your credit cards you want to consolidate, amount owed, the interest rate and the minimum monthly payment of the credit cards you want to payoff. Please use the following format. (Credit card name - amount owed - interest rate - minimum monthly payment). (example) 1. Discover Card - $552.67 0- 29.9% - $15.00 mo 2. Amex - 29.9% -$299.02 - 19.9% Thank you.	1. Shell Mastercard - $8,246.85 - 25.99% - $229.23/ mo. 2. Wells Fargo Visa - $4697.66 - 23.99% - $162/mo
You listed just under 12,950 in what you would like to consolidate. Can you tell us the rest of the debts (amounts) you are carrying?	american express $778.43 balance with 17.24% rate. minimum payment $32.00
No question just a strong suggestion. Get your income verified you find things may get fully funded. Contact LC for details and keep on them till it's done.	Thanks for the suggestion, it is greatly appreciated.
You mentioned around $13k in debt, but your credit report shows around $23k in revolving debt. What is the remaining debt from?	I misunderstood the other question earlier and only listed the debts I was trying to consolidate initially. Here are the other revolving debts which I am set up on a plan to pay off already: 1. Discover 3,487.43 17% interest with $113 min. payment 2. Chase $7830 6.99% $156 min. payment and 3. Chevron Visa $4,611.97 17% $110 payment.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Yes I have since begun to work with a financial advisor and have put together a plan to work myself out of this without adding more debt to the picture. We have determined it would help my situation by getting a loan to help pay off these high interest cards while working to pay off the others at the same time. I have also come up with a budget as well as weekly allocated spending plans, so I am tracking every penny I spend.

Member Payment Dependent Notes Series 634508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634508	$2,250	$2,250	10.36%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634508. Member loan 634508 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Flightline	Debt-to-income ratio:	17.97%
Length of employment:	2 years	Location:	Locust grove, GA

Home town:
Current & past employers:	Flightline
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,637.00	Public Records On File:	1
Revolving Line Utilization:	63.10%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Flightline and where did you work prior to that?	Windows systems administrator/engineer. I was a systems administrator at CGL Engineering for 6 Years.
What is the explanation for the public record on file?	It is a judgement for $300.00 that resulted from a dispute with a previous landlord. This occurred in 2004 and I am not paying it because the lady committed fruad to get money out of me. It has not had a negative effect on my ability to obtain most credit so far. However, I may pay it off if it does cause some now. Anyway, it was absolutey a bogus judgement and is not a reflection of my integrity. Thanks, jason

Member Payment Dependent Notes Series 634535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634535	$3,000	$3,000	5.79%	1.00%	December 20, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634535. Member loan 634535 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	TravelCorp	Debt-to-income ratio:	9.42%
Length of employment:	10+ years	Location:	New Orleans, LA

Home town:
Current & past employers:	TravelCorp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1975	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,625.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TravelCorp?	International Account manager

Member Payment Dependent Notes Series 634613

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634613	$7,000	$7,000	13.35%	1.00%	December 21, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634613. Member loan 634613 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	EIMIGRANT SAVINGS BANK	Debt-to-income ratio:	23.04%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	EIMIGRANT SAVINGS BANK
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,943.00	Public Records On File:	1
Revolving Line Utilization:	87.80%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 634722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634722	$2,000	$2,000	13.35%	1.00%	December 20, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634722. Member loan 634722 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Yale University	Debt-to-income ratio:	12.41%
Length of employment:	4 years	Location:	Branford, CT

Home town:
Current & past employers:	Yale University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > Trying to cover expenses for Christmas. I live at home with my parents, who are both handicapped. I work 5 days a week, and try to provide as best i can for both on my salary. Any help is much appreciated.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,335.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. I personally do not own my own home. I mentioned earlier that I live with my parents who are both handicapped, and it is their house. I do not pay rent, or morgage payments. I help with paying taxes twice a year, and as much as i can from my own salary for various expenses. In their condition, I chose not to leave, and help them with doctors appoinments, picking up their meds, and anything that it is difficult for them to accomplish. I hope this helps.

Member Payment Dependent Notes Series 634775

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634775	$3,125	$3,125	12.61%	1.00%	December 20, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634775. Member loan 634775 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	Apple	Debt-to-income ratio:	20.53%
Length of employment:	3 years	Location:	Irvine, CA

Home town:
Current & past employers:	Apple
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,788.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Apple?	I am a Family Room Specialist. Inside Apple, that means that I provide technical support for Apple's mobile devices, lead training sessions on Apple products, and facilitate data transfers between customer computers.
What is your job at Apple? Who was your last employer - and what did you do there? how long were you there?	I am a Family Room Specialist. Inside Apple, that means that I provide technical support for Apple's mobile devices, lead training sessions on Apple products, and facilitate data transfers between customer computers. I have worked at Apple for three of the past four college years, and is what I consider my first true steady job.

Member Payment Dependent Notes Series 634807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634807	$5,000	$5,000	13.72%	1.00%	December 20, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634807. Member loan 634807 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Walgreens	Debt-to-income ratio:	7.24%
Length of employment:	< 1 year	Location:	New Brunswick, NJ

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,265.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 634908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634908	$8,000	$8,000	13.72%	1.00%	December 20, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634908. Member loan 634908 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Alameda Co Health Dept	Debt-to-income ratio:	12.92%
Length of employment:	10+ years	Location:	San Leandro, CA

Home town:
Current & past employers:	Alameda Co Health Dept
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,353.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Alameda Co Health Dept?	I work in the field as a nursing assistant to deliver medication to tuberculosis clients who are required by law to meet with me and observe them taking their medication to verify the disease is under control and the clients arent just throwing away the pills there are all kinds of laws on communicable disease, especially for children and elderly that might want to say just let the disease kill me, no choice we have to treat to protect the community. I have a secure job.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am currently buying in San Leandro, my balance is under 78,000, and the market is approx list 300K,(didn't check zillow) I am half paid off from entire loan amount of 120ish, also looking to refi and take some 20k to do some upgrades to the house???.

Member Payment Dependent Notes Series 635021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635021	$5,100	$5,100	10.36%	1.00%	December 21, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635021. Member loan 635021 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	CenturyLink	Debt-to-income ratio:	8.89%
Length of employment:	5 years	Location:	Lees Summit, MO

Home town:
Current & past employers:	CenturyLink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I had an unsecured personal loan at a higher rate and wanted to refinance the full balance on a LC loan. The first loan only partially funded, this second loan is to refinance the balance. Thank you,

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	30
Revolving Credit Balance:	$4,847.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much is owed on the first loan? When was it issued?	The first loan was for $6,525 issued in June 2010. The remaining principal balance is $5,981.65. All payments have been made on time. The second loan would reduce my monthly debt payments by $100 per month.
Can you explain your delinquency?	I don't believe I've had any delinquencies? My other LC loan is automatically withdrawn and has never had an issue. The last late payment for anything was several years ago and due to an annual fee for a gas card I was not aware was still active. That was too long ago to show up on my credit so I'm not entirely sure what you're referring to. I'm sorry I have not answered your question.

Member Payment Dependent Notes Series 635062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635062	$3,000	$3,000	16.32%	1.00%	December 20, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635062. Member loan 635062 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Montefiore Medical Center	Debt-to-income ratio:	19.74%
Length of employment:	3 years	Location:	Bronx, NY

Home town:
Current & past employers:	Montefiore Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > The job i currently work in is very stable. I was also given an increase in pay. I plan to use this fund to pay off my debt and have one monthly bill towards this loan alone. I have learned to be very responsible. I would gladly appreciate all the help i can get.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,392.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 635269

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635269	$1,200	$1,200	9.62%	1.00%	December 21, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635269. Member loan 635269 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	World Heir Inc.	Debt-to-income ratio:	11.95%
Length of employment:	6 years	Location:	Canton, GA

Home town:
Current & past employers:	World Heir Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Requesting funds for debt consolidation.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,523.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635293	$1,925	$1,925	6.17%	1.00%	December 21, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635293. Member loan 635293 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Monitor Group	Debt-to-income ratio:	9.17%
Length of employment:	4 years	Location:	Medford, MA

Home town:
Current & past employers:	Monitor Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Hello, this loan will be used to pay off my high interest rate Discover card. My employment and financial situation is stable, so i will have no problems making my monthly payments. As a matter of fact, i applied for the 3-year loan, but i intend to pay it off in around 1 year. I've always paid my bills on time and paid more than the minimum amount due, so i feel that i am a safe investment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,139.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635314

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635314	$12,000	$12,000	18.54%	1.00%	December 21, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635314. Member loan 635314 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	us army	Debt-to-income ratio:	15.99%
Length of employment:	10+ years	Location:	INTERLAKEN, NJ

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I am looking to consolidate my debts , makes more sense to consolidate at the rate available from lending club which will reduce my monthly payments.. I have an excellent on time payment history.My monthly income is $9500.00 . I have been employed for 33 years in my present position, still employed full time .My job is very secure.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	52
Revolving Credit Balance:	$23,872.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mtg Bal 390.000.00. No HELCO. Mkt value $615,000.00

Member Payment Dependent Notes Series 635319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635319	$2,000	$2,000	12.61%	1.00%	December 21, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635319. Member loan 635319 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Walmart	Debt-to-income ratio:	0.40%
Length of employment:	10+ years	Location:	DANVILLE, IL

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I am a single mother of 4 young kids. I have been working at Walmart full time for 12yrs. I am asking for this loan to get Christmas for my children. The loan will be guaranteed paid back in full. Paying my bills on time is top priority for me, so therefor there will be no problem in paying this loan off. Please do take in consideration this is for my children's Christmas. Borrower added on 12/18/10 > Part of the loan is also going toward getting my car running again and to pay my 20% toward an APAP machine that I need to help with my sleep Apnea.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$228.00	Public Records On File:	1
Revolving Line Utilization:	38.00%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Walmart?	I'm a customer service specialist. Which consist of helping customers, stocking merchandise, and helping unload trucks.
Please explain the public record 63 months ago. Since you're in a tight financial situation, isn't $500 per child for Christmas presents a bit excessive ?	I not only plan to use it for kids christmas, but also need to get my car running and pay my 20% toward an APAP machine that I need for my sleep Apnea. I have to have my 20% for machine by end of this month, before my deductible starts over for the new year.

Member Payment Dependent Notes Series 635475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635475	$4,000	$4,000	14.83%	1.00%	December 21, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635475. Member loan 635475 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,600 / month
Current employer:	Black Letter Discovery	Debt-to-income ratio:	22.09%
Length of employment:	5 years	Location:	fairfield, CA

Home town:
Current & past employers:	Black Letter Discovery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Hello, I'm a single father renting a house for myself and my 11 year old daughter to live in. The owners of the home have recently divorced and are selling the home so we have to move. My daughter wants to remain in the same school district, so I need semi-immediate access to relocation funds so I can sign a lease on new rental in the area. In the past, I would have resorted to credit card advances for such contingencies, but last year, after the credit card companies began jacking rates on even their good customers, I angrily cancelled all of my cards, and am in the process of paying them down. So I've decided to try Lending Club out. I intend on paying most of this loan off with my tax returns this spring. If it works out, I might come back after and get another loan to consolidate high interest credit card debt. I always pay my bills - I have no late payments or delinquencies on my credit report. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,900.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Black Letter Discovery and what do you do there?	Hello, Black Letter Discovery provides corporations and law firms help with the discovery process in litigation. I'm a project manager who leads teams of attorneys in the discovery process.
What is the "discovery" process. Are you an attorney?	I understand, it's not the easiest job description to put into words. Discovery is when both sides in a civil lawsuit are compelled to share relevant information with the other party. In large scale corporate litigation, this can easily involve millions of documents. Yes, I'm an attorney.
Have you notified Lending Club of your future address and any related contact information that will be changing? (Do not provide it here - I am only asking if you have informed Lending Club). Thank you in advance for your answer.	I most certainly will update all of my creditors with my contact information once I move. I haven't begun looking for a new residence yet, so don't know what that information will be.

Member Payment Dependent Notes Series 635483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635483	$4,800	$4,800	10.36%	1.00%	December 21, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635483. Member loan 635483 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Gaston College	Debt-to-income ratio:	5.90%
Length of employment:	5 years	Location:	Belmont, NC

Home town:
Current & past employers:	Gaston College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,731.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Gaston College?	accounts receivable
What do you do at GC? Please list amounts & interest rate of accounts you will pay off.	amounts range from 390 @ 29.99% to 1480@18.99%

Member Payment Dependent Notes Series 635565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635565	$2,000	$2,000	12.61%	1.00%	December 21, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635565. Member loan 635565 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Metroclean Commercial Building Services	Debt-to-income ratio:	4.55%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	Metroclean Commercial Building Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > After being reorganized (laid off) by my previous employer for well over 8 months (though it could have been longer, so I should be very grateful), my goal of paying the high and ridiculous interest rates on my credit cards ranging from 27.99%-29.99% made it a little difficult to see a major difference when I did make any payment to my bills. Now that I have a job that I love, I am willing and eager to get rid of these annoying rates and use my paycheck for more effective things. I am 27 years old, I have a goal of becoming an entrepreneur in real estate investing, but I have to clean up my credit first, and it starts with the high rates. To whom ever assists me in this initial endeavor, I am ever grateful. I want to be an example to others that a life of freedom is attainabale, and if one would just ask and seek a way would be made. I myself seek to help others, and LendingClub will definitly be a solid option. Thank you. Borrower added on 12/18/10 > The card w/ the 29.99% is C(h)iti Card. I have called them on numerous occasions to lower my interest rate, but they will NOT budge. My other card is as lowest card is 10.24% and has been there for years. But Citi or C(h)iti is... something else. I had to use my 10.24% CC for car repairs & helping a family member when I was laid off. Trust me, if I had enough room on that card, I would have done a balance transfer.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,959.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Metroclean Commercial Building Services?	I am the Marketing & Sales Assistant to the Business Development Director & Account Executives. I make sure that the little things are done so that they may be able to concentrate more on building the business. Basically, I help to bring efficiency of time utilization :)

Member Payment Dependent Notes Series 635797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635797	$1,500	$1,500	12.98%	1.00%	December 21, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635797. Member loan 635797 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,511 / month
Current employer:	Comcast	Debt-to-income ratio:	10.04%
Length of employment:	4 years	Location:	FORT COLLINS, CO

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Looking to consolidate two smaller balance credit cards and pay for a necessary auto repair.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,713.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635926	$6,000	$6,000	12.98%	1.00%	December 21, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635926. Member loan 635926 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	us bank	Debt-to-income ratio:	11.93%
Length of employment:	10+ years	Location:	san francisco, CA

Home town:
Current & past employers:	us bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,468.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? What do you do at US Bank. Why didn't you consider borrowing from your employer?	a. The loan is to purchase various equipment for my baby. b. I am a Licensed Personal Banker at US Bank c. The underwriting process will take too long.

Member Payment Dependent Notes Series 636209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636209	$3,000	$3,000	16.69%	1.00%	December 21, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636209. Member loan 636209 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Tri-County Tile	Debt-to-income ratio:	8.12%
Length of employment:	3 years	Location:	Riegelsville, PA

Home town:
Current & past employers:	Tri-County Tile
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > This is an auto loan in order to purchase an antique car...

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,957.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Prospectus Supplement (Sales Report) No. 10 dated December 21, 2010